                                                                    Exhibit 10.1

================================================================================



                      AMENDED AND RESTATED CREDIT AGREEMENT

                                  by and among

                              OMNOVA SOLUTIONS INC.
                                  as Borrower,

                             BANK OF AMERICA, N.A.,
                             as Agent and as Lender

                                       and

                   THE LENDERS PARTY HERETO FROM TIME TO TIME

                                       and

                         BANC OF AMERICA SECURITIES, LLC
                   as Sole Lead Arranger and Sole Book Manager

                                       and

                               BANK ONE, MICHIGAN
                                       and
                          KEYBANK NATIONAL ASSOCIATION
                           as Co-Documentation Agents

                                       and

                              THE BANK OF NEW YORK,
                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                MELLON BANK, N.A.
                                       and
                                  COMERICA BANK
                                  as Co-Agents

                                 April 12, 2001


================================================================================

                                TABLE OF CONTENTS

                                                                                                       Page

                                    ARTICLE I


                  Amendment, Restatement, Definitions and Terms

1.1      Amendment and Restatement.......................................................................3
1.2.     Definitions.....................................................................................3
1.3.     Rules of Interpretation........................................................................33
1.4      Accounting for Acquisitions....................................................................34

                                   ARTICLE II


                              The Credit Facilities

2.1.     Revolving Loans................................................................................35
2.2.     Use of Proceeds................................................................................38
2.3.     Notes..........................................................................................38
2.4.     Swing Line.....................................................................................39

                                   ARTICLE III


                                Letters of Credit

3.1.     Letters of Credit..............................................................................41
3.2.     Reimbursement and Participations...............................................................41

                                   ARTICLE IV


                Eurodollar Funding, Fees, and Payment Conventions

4.1.     Interest Rate Options..........................................................................45
4.2.     Conversions and Elections of Subsequent Interest Periods.......................................45
4.3.     Payment of Interest............................................................................46
4.4.     Prepayments of Eurodollar Rate Loans...........................................................46
4.5.     Manner of Payment..............................................................................46
4.6.     Fees...........................................................................................47
4.7.     Pro Rata Payments..............................................................................48
4.8.     Computation of Rates and Fees..................................................................48
4.9.     Deficiency Advances; Failure to Purchase Participations........................................48
4.10.    Intraday Funding...............................................................................49

                                    ARTICLE V


                                    Security

5.1      Security.......................................................................................50
5.2      Further Assurances.............................................................................50
5.3      Information Regarding Collateral...............................................................51
5.4      Mortgages......................................................................................51
5.5      Permitted Asset Securitizations................................................................51

                                   ARTICLE VI


                             Change in Circumstances

6.1.     Increased Cost and Reduced Return..............................................................53
6.2.     Limitation on Types of Loans...................................................................54
6.3.     Illegality.....................................................................................54
6.4.     Treatment of Affected Loans....................................................................55
6.5.     Compensation...................................................................................55
6.6.     Taxes..........................................................................................56

                                   ARTICLE VII


                Conditions to Closing, Making Loans and Issuing Letters of Credit

7.1.     Conditions of Closing..........................................................................58
7.2.     Conditions of Revolving Loans and Letter of Credit.............................................61
7.3      Post-Closing Items.............................................................................62

                                  ARTICLE VIII


                         Representations and Warranties

8.1.     Organization and Authority.....................................................................65
8.2.     Loan Documents.................................................................................65
8.3.     Governmental Authorization.....................................................................66
8.4.     Capitalization; Subsidiaries; Investments......................................................66
8.5.     Financial Condition............................................................................66
8.6.     Title to Properties............................................................................67
8.7.     Litigation; Loss Contingencies.................................................................67
8.8.     No Default or Breach...........................................................................68
8.9.     Contracts......................................................................................68
8.10.    Related Party Agreements.......................................................................68
8.11.    Environmental Matters..........................................................................68

8.12.    Compliance with Law............................................................................69
8.13.    Taxes..........................................................................................69
8.14.    Employee Benefit Plans.........................................................................70
8.15.    Employment Matters.............................................................................71
8.16.    Intellectual Property..........................................................................71
8.17.    Insurance......................................................................................71
8.18.    Books and Records..............................................................................71
8.19.    Judgments and Other Restrictions...............................................................71
8.20     Investment Company; Margin Stock...............................................................72
8.21.    Disclosure.....................................................................................72
8.22.    Hedging Arrangements...........................................................................72
8.23.    Solvency.......................................................................................72
8.24.    No Consents, Etc...............................................................................73
8.25.    Collateral Locations...........................................................................73

                                   ARTICLE IX


                              Affirmative Covenants

9.1.     Financial Reports, Etc.........................................................................74
9.2.     Maintain Properties............................................................................76
9.3.     Existence, Qualification, Etc..................................................................76
9.4.     Regulations and Taxes..........................................................................76
9.5.     Insurance, Proceeds and Condemnation...........................................................76
9.6.     True Books.....................................................................................76
9.7.     [Reserved.]....................................................................................76
9.8.     Right of Inspection............................................................................76
9.9.     Observe all Laws...............................................................................77
9.10.    Governmental Licenses..........................................................................77
9.11.    Covenants Extending to Other Persons...........................................................77
9.12.    Officer's Knowledge of Default.................................................................77
9.13.    Suits or Other Proceedings.....................................................................77
9.14.    Environmental Laws.............................................................................78
9.15.    Further Assurances.............................................................................78
9.16.    Employee Benefit Plans.........................................................................79
9.17.    Continued Operations...........................................................................79
9.18.    New Subsidiaries...............................................................................80
9.19.    Compliance with Contracts......................................................................82
9.20     Permitted Asset Securitization.................................................................82

                                    ARTICLE X


                               Negative Covenants

10.1.    Financial Covenants............................................................................83
10.2.    Acquisitions...................................................................................84

10.3.    Capital Expenditures...........................................................................84
10.4.    Liens..........................................................................................85
10.5.    Indebtedness...................................................................................86
10.6.    Transfer of Assets.............................................................................87
10.7.    Investments....................................................................................88
10.8.    Merger or Consolidation........................................................................88
10.9.    Transactions with Affiliates...................................................................89
10.10.   Compliance with ERISA, the Code and Foreign Benefit Laws.......................................89
10.11.   Fiscal Year....................................................................................90
10.12.   Dissolution, Etc...............................................................................90
10.13.   Limitations on Sales and Leasebacks............................................................90
10.14.   Rate Hedging Obligations.......................................................................90
10.15.   Negative Pledge Clauses........................................................................90
10.16.   Restricted Payments............................................................................91
10.17.   Amendment of Line of Business Transfer Documents and Spinoff Documents.........................91
10.18    Domestic Assets................................................................................91
10.19    Amendment of Documents.........................................................................91
10.20    Collateral Locations...........................................................................91
10.21    Motor Vehicles.................................................................................92

                                   ARTICLE XI


                       Events of Default and Acceleration

11.1.    Events of Default..............................................................................93
11.2.    Agent to Act...................................................................................96
11.3.    Cumulative Rights..............................................................................96
11.4.    No Waiver......................................................................................97
11.5.    Allocation of Proceeds.........................................................................97

                                   ARTICLE XII


                                    The Agent

12.1.    Appointment, Powers, and Immunities............................................................99
12.2.    Reliance by Agent..............................................................................99
12.3.    Defaults......................................................................................100
12.4.    Rights as Lender..............................................................................100
12.5.    Indemnification...............................................................................100
12.6.    Non-Reliance on Agent and Other Lenders.......................................................101
12.7.    Resignation of Agent..........................................................................101
12.8.    Securitization Intercreditor Agreement Execution..............................................101
12.9     Other Agents; Lead Managers...................................................................101

                                  ARTICLE XIII


                                  Miscellaneous

13.1.    Assignments and Participations................................................................103
13.2.    Notices.......................................................................................105
13.3.    Right of Set-off; Adjustments.................................................................106
13.4.    Survival......................................................................................107
13.5.    Expenses......................................................................................107
13.6.    Amendments and Waivers........................................................................107
13.7.    Counterparts..................................................................................108
13.8.    Termination...................................................................................108
13.9.    Indemnification; Limitation of Liability......................................................109
13.10.   Severability..................................................................................109
13.11.   Entire Agreement..............................................................................109
13.12.   Agreement Controls............................................................................110
13.13.   Usury Savings Clause..........................................................................110
13.14.   Payments......................................................................................110
13.15.   Confidentiality...............................................................................110
13.16.   Governing Law; Waiver of Jury Trial...........................................................111
13.17.   Special Funding Option........................................................................112
13.18    Release and Waiver............................................................................114

EXHIBIT A             Applicable Commitment Percentages................................................A-1
EXHIBIT B             Form of Assignment and Acceptance................................................B-1
EXHIBIT C             Notice of Appointment (or Revocation) of Authorized Representative...............C-1
EXHIBIT D-1           Form of Borrowing Notice.......................................................D-1-1
EXHIBIT D-2           Form of Borrowing Notice--Swing Line Loans.....................................D-2-1
EXHIBIT E             Form of Interest Rate Selection Notice...........................................E-1
EXHIBIT F-1           Form of Revolving Note.........................................................F-1-1
EXHIBIT F-2           Form of Swing Line Note........................................................F-2-1
EXHIBIT G             Form of Opinion of Borrower's Counsel............................................G-1
EXHIBIT H             Compliance Certificate...........................................................H-1
EXHIBIT I             Form of Facility Guaranty........................................................I-1
EXHIBIT J             [Reserved.]......................................................................J-1
EXHIBIT K             Form of Security Agreement.......................................................K-1
EXHIBIT L             Form of Pledge Agreement.........................................................L-1
EXHIBIT M-1           Form of Mortgage...............................................................M-1-1
EXHIBIT M-2           Form of Deed of Trust..........................................................M-2-1
EXHIBIT N             Form of Intellectual Property Security Agreement.................................N-1
EXHIBIT O             Form of Assignment of Patents, Trademarks, Copyrights and Licenses...............O-1

Schedule 5.3          Information Regarding Collateral.................................................S-1
Schedule 5.4          Mortgaged Property...............................................................S-2
Schedule 8.4          Capital Stock, Subsidiaries and Investments in Other Persons.....................S-2
Schedule 8.5          Indebtedness.....................................................................S-3

Schedule 8.6          Liens and Real Property..........................................................S-4
Schedule 8.7          Litigation.......................................................................S-5
Schedule 8.8          Defaults.........................................................................S-6
Schedule 8.10         Related Party Agreements.........................................................S-7
Schedule 8.11         Environmental Matters............................................................S-8
Schedule 8.14         Employee Benefit Plans...........................................................S-9
Schedule 8.15         Employment Matters..............................................................S-10
Schedule 8.16         Intellectual Property...........................................................S-11
Schedule 8.17         Insurance.......................................................................S-12
Schedule 8.22         Hedging Arrangements............................................................S-13

                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS AMENDED AND RESTATED CREDIT AGREEMENT, dated as of April 12, 2001 (the "Agreement"), is made by and among OMNOVA SOLUTIONS INC., an Ohio corporation having its principal place of business in Fairlawn, Ohio, as borrower (the "Borrower"), certain Subsidiaries (as defined below) of the Borrower as Guarantors (as defined below), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as a Lender ("Bank of America"), and each other financial institution executing and delivering a signature page hereto and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to SECTION 13.1 (hereinafter such financial institutions may be referred to individually as a "Lender" or collectively as the "Lenders"), and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as agent for the Lenders (in such capacity, and together with any successor agent appointed in accordance with the terms of SECTION 12.7, the "Agent");


                              W I T N E S S E T H:
                              --------------------

         WHEREAS, the Borrower, the Agent and the Lenders are party to that certain Credit Agreement dated as of September 30, 1999 (the "Existing Agreement"), pursuant to which the Lenders have agreed to make available to the Borrower a revolving credit facility in the maximum aggregate principal amount at any time outstanding of up to $300,000,000, the proceeds of which have been and are to be used for working capital, capital expenditures, the making of the Special Distribution (as defined in the Existing Agreement), permitted acquisitions and other lawful general corporate purposes and which includes a letter of credit facility of up to $25,000,000 for the issuance of standby and commercial letters of credit and a swing line facility of up to $10,000,000; and

         WHEREAS, pursuant to a letter dated as of February 14, 2001 by and among the Borrower, OMNOVA Services Inc., an Ohio corporation, as a Guarantor, OMNOVA Wallcovering (USA), Inc., an Ohio corporation, as a Guarantor, the Agent and the Lenders (the "Waiver Letter"), the Required Lenders waived compliance with certain financial covenants under the Existing Agreement for the period from February 28, 2001 to April 13, 2001 and the Total Revolving Credit Commitment under the Existing Agreement during such period was reduced from $300,000,000 to $225,000,000; and

         WHEREAS, the Borrower has requested that the Agent and the Lenders amend and restate the Existing Agreement to permanently reduce the maximum amount available thereunder from $300,000,000 to $240,000,000 and to amend certain covenants therein, which amendment and restatement shall supersede the Waiver Letter; and

         WHEREAS, the Lenders and the Agents are willing to amend and restate the Existing Agreement and to continue to make certain credit, letter of credit and swing line facilities available to the Borrower upon the terms and conditions set forth herein;

         NOW, THEREFORE, the Borrower, the Lenders and the Agent hereby agree as follows:

                                    ARTICLE I

                  AMENDMENT, RESTATEMENT, DEFINITIONS AND TERMS

         1.1.     AMENDMENT AND RESTATEMENT.
                  -------------------------

         (a) The Borrower, each Guarantor, the Agent and the Lenders hereby agree that upon the effectiveness of this Agreement, the terms and provisions of the Existing Agreement and the Waiver Letter which in any manner govern or evidence the Obligations, the rights and interests of the Agents and the Lenders and any terms, conditions or matters related to any thereof, shall be and hereby are amended and restated in their entirety by the terms, conditions and provisions of this Agreement, and the terms and provisions of the Existing Agreement and the Waiver Letter, except as otherwise expressly provided herein, shall be superseded by this Agreement.

         (b) Notwithstanding this amendment and restatement of the Existing Agreement, including anything in this SECTION 1.1, and certain of the related "Loan Documents" as defined in the Existing Agreement (the "Prior Loan Documents"), (i) all of the indebtedness, liabilities and obligations owing by the Borrower under the Existing Agreement and other Prior Loan Documents shall continue as Obligations hereunder, and (ii) each of this Agreement and the Notes and the Facility Guaranty is given as a substitution of, and not as a payment of, the indebtedness, liabilities and obligations of the Borrower and the Guarantors under the Existing Agreement or any Prior Loan Document and is not intended to constitute a novation thereof or of any of the other Prior Loan Documents. Upon the effectiveness of this Agreement, all Loans owing by the Borrower and outstanding under the Existing Agreement shall continue as Loans hereunder and shall constitute Advances hereunder. Base Rate Loans under the Existing Agreement shall accrue interest at the Base Rate hereunder and the parties hereto agree that the Interest Periods for all Eurodollar Rate Loans outstanding under the Existing Agreement on the Closing Date shall remain in effect without renewal, interruption or extension as Eurodollar Rate Loans under this Agreement and accrue interest at the Eurodollar Rate hereunder.

         1.2. DEFINITIONS. For the purposes of this Agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Acquisition" means the Decorative Products Acquisition and each other acquisition of (i) a controlling equity interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity interest or upon exercise of an option or warrant for, or conversion of securities into, such equity interest, or (ii) assets of another Person which constitute all or any material part of the assets of such Person or of a line or lines of business conducted by such Person.

                  "Acquisition Adjustments" means the adjustments to certain financial terms and computations more particularly described in SECTION 1.4.

                  "Advance" means a borrowing under the Revolving Credit Facility consisting of a Base Rate Loan or a Eurodollar Rate Loan.

                  "Affected Loans" and "Affected Type" have the meanings therefor provided in SECTION 6.4.

                  "Affiliate" means any Person other than a wholly owned Subsidiary or an Employee Benefit Plan (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with the Borrower; or (ii) which beneficially owns or holds 10% or more of any class of the outstanding voting stock (calculated after giving effect pro forma to the conversion of all issued and outstanding capital stock convertible into voting stock of the Borrower) (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of the Borrower; or (iii) 10% or more of any class of the outstanding voting stock (or in the case of a Person which is not a corporation, 10% or more of the equity interest) of which is beneficially owned or held by the Borrower. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting stock, by contract or otherwise.

                  "Amortization Event" shall have the meaning given thereto in the Receivables Purchase Agreement.

                  "Applicable Commitment Percentage" means, for each Lender at any time, a fraction, with respect to the Revolving Credit Facility and the Letter of Credit Facility the numerator of which shall be such Lender's Revolving Credit Commitment and the denominator of which shall be the Total Revolving Credit Commitment, which Applicable Commitment Percentage for each Lender as of the Closing Date is as set forth in Exhibit A; provided that the Applicable Commitment Percentage of each Lender shall be increased or decreased to reflect any assignments to or by such Lender effected in accordance with SECTION 13.1.

                  "Applicable Lending Office" means, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower by written notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:

                                                                                  Applicable Margin
                                                                                  -----------------
                                                                          Eurodollar
              Level        Leverage Ratio                                    Rate              Base Rate
              -----        --------------                                    ----              ---------

              I            Greater than 5.00 to 1.00                         3.00%                1.50%

              II           Less  than or  equal  to 5.00 to 1.00  but        2.50%                1.00%
                           greater than 4.00 to 1.00

              III          Less  than or  equal  to 4.00 to 1.00  but        2.00%                0.50%
                           greater than 3.00 to 1.00

              IV           Less  than or  equal  to 3.00 to 1.00  but        1.50%                0.00%
                           greater than 2.25 to 1.00

              V            Less  than or  equal  to 2.25 to 1.00  but        1.25%                0.00%
                           greater than 1.50 to 1.00

              VI           Less  than or  equal  to 1.50 to 1.00  but        1.00%                0.00%
                           greater than 0.75 to 1.00

              VII          Less than or equal to 0.75 to 1.00                0.75%                0.00%

         The Applicable Margin shall be established at the end of each fiscal quarter of the Borrower (each, a "Determination Date"). Any change in the Applicable Margin following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to SECTION 9.1(a)(ii) and SECTION 9.1(b)(ii), subject to review and approval of such computations by the Agent, and shall be effective commencing on the fifth Business Day following the date such certificate is received until the fifth Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; PROVIDED HOWEVER, if the Borrower shall fail to deliver any such certificate within the time period required by SECTION 9.1, then the Applicable Margin shall be Level I from the date such certificate was due until the appropriate certificate is so delivered. From the Closing Date until the date that a change in the Applicable Margin is determined for the first Determination Date after the Closing Date, in accordance with the provisions of this paragraph, the Applicable Margin shall be Level I.

                  "Applicable Unused Fee" means that percent per annum set forth below, which shall be based upon the Consolidated Leverage Ratio for the Four-Quarter Period most recently ended as specified below:



                                                                                     Applicable
                        Level        Leverage Ratio                                  Unused Fee
                        -----        --------------                                  ----------

                        I            Greater than 5.00 to 1.00                          0.50%

                        II           Less  than or  equal  to  5.00 to 1.00  but        0.50%
                                     greater than 4.00 to 1.00

                        III          Less  than or  equal  to  4.00 to 1.00  but        0.40%
                                     greater than 3.00 to 1.00

                        IV           Less  than or  equal  to  3.00 to 1.00  but        0.35%
                                     greater than 2.25 to 1.00

                        V            Less  than or  equal  to  2.25 to 1.00  but        0.30%
                                     greater than 1.50 to 1.00

                        VI           Less  than or  equal  to  1.50 to 1.00  but        0.25%
                                     greater than 0.75 to 1.00

                        VII          Less than or equal to 0.75 to 1.00                 0.20%

         The Applicable Unused Fee shall be established at each Determination Date. Any change in the Applicable Unused Fee following each Determination Date shall be determined based upon the computations set forth in the certificate furnished to the Agent pursuant to SECTION 9.1(a)(ii) and SECTION 9.1(b)(ii), subject to review and approval of such computations by the Agent and shall be effective commencing on the fifth Business Day following the date such certificate is received until the fifth Business Day following the date on which a new certificate is delivered or is required to be delivered, whichever shall first occur; provided however, if the Borrower shall fail to deliver any such certificate within the time period required by SECTION 9.1, then the Applicable Unused Fee shall be Level I from the date such certificate was due until the appropriate certificate is so delivered. From the Closing Date until the date that a change in the Applicable Unused Fee is determined for the first Determination Date after the Closing Date, in accordance with the provisions of this paragraph, the Applicable Unused Fee shall be Level I.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit.

                  "Asian Joint Ventures" means each of CPPC-Decorative Products Company Limited, a Thailand limited liability company, and Decorative Products Singapore (Pte. Ltd.), a Singapore limited liability company.

                  "Assignment and Acceptance" shall mean an Assignment and Acceptance in the form of EXHIBIT B (with blanks appropriately filled in) delivered to the Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to SECTION 13.1.

                  "Authorized Representative" means the Chief Financial Officer of the Borrower, or any other Person expressly designated by a Responsible Officer or the Board of Directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of EXHIBIT C.

                  "Bank of America" means Bank of America, N.A.

                  "BAS" means Banc of America Securities LLC and its successors.

                  "Base Rate" means, for any day, the fluctuating rate per annum equal to the sum of (a) the higher of (i) the Federal Funds Rate for such day plus one-half of one percent (0.5%) and (ii) the Prime Rate for such day PLUS (b) the Applicable Margin. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Refunding Loan" means a Base Rate Loan or Swing Line Loan made either to (i) satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit or (ii) pay Bank of America in respect of Swing Line Outstandings.

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

                  "Borrower's Account" means a demand deposit account number 3751372974 or any successor account with the Agent, which may be maintained at one or more offices of the Agent or an agent of the Agent.

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility or a Swing Line Loan, in the forms of EXHIBITS D-1 AND D-2, respectively.

                  "Business Day" means, (i) except as expressly provided in clause (ii), any day which is not a Saturday, Sunday or a day on which banks in the States of New York and

         California are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to the selection, funding, interest rate, payment, and Interest Period of any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, New York, New York and San Francisco, California.

                  "Capital Expenditures" means, with respect to the Borrower and its Subsidiaries, for any period the sum of (without duplication) (i) all expenditures (whether paid in cash or accrued as liabilities) by the Borrower or any Subsidiary during such period for items that would be classified as "property, plant or equipment" or comparable items on the consolidated balance sheet of the Borrower and its Subsidiaries, including without limitation all transactional costs incurred in connection with such expenditures provided the same have been capitalized, excluding, however, the amount of any Capital Expenditures paid for with proceeds of casualty insurance as evidenced in writing and submitted to the Agent together with any compliance certificate delivered pursuant to SECTION 9.1(a) or (b), and (ii) with respect to any Capital Lease entered into by the Borrower or its Subsidiaries during such period, the present value of the lease payments due under such Capital Lease over the term of such Capital Lease applying a discount rate equal to the interest rate provided in such lease (or in the absence of a stated interest rate, that rate used in the preparation of the financial statements described in SECTION 9.1(a)), all the foregoing in accordance with GAAP applied on a Consistent Basis.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board and any successor thereof.

                  "Change of Control" means, at any time:

                           (i) any "person" or "group" (each as used in SECTIONS
                  13(d)(3) and 14(d)(2) of the Exchange Act) either (a) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act ), directly or indirectly, of Voting Securities of the Borrower (or securities convertible into or exchangeable for such Voting Securities) representing thirty percent (30%) or more of the combined voting power of all Voting Securities of the Borrower (on a fully diluted basis) or (b) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower; or

                           (ii) during any period of up to 24 consecutive
                  months, commencing on the Closing Date, individuals who at the beginning of such 24-month period were directors of the Borrower shall cease for any reason to constitute a majority of the board of directors of the Borrower, unless the nomination for election by the Borrower's stockholders of each new director of the Borrower was approved by a vote of at least two-thirds of the directors of the Borrower still in office who were directors of the Borrower at the beginning of any such period.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Agent and on which the conditions set forth in SECTION 7.1 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Collateral" means, collectively, all property of the Borrower, any Subsidiary or any other Person in which the Agent or any Lender is granted a Lien under any Security Instrument as security for payment of all or any portion of the Obligations or any other obligation arising under any Loan Document.

                  "Complete Fiscal Quarter" means a full fiscal quarter of the Borrower including the first and last days of such fiscal quarter.

                  "Consignment Perfection Action" means all actions required under the Uniform Commercial Code for the Borrower or any Subsidiary delivering personal property to any consignee under any consignment arrangement to perfect its interest and ownership of such personal property as against any creditors of the consignee, including any actions reasonably requested by the Agent to accomplish such perfection of its interest in consigned property.

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to as of the Closing Date in SECTION 8.5(a).

                  "Consolidated Cash Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries paid in cash, including without limitation (i) all fees paid during such period, (ii) the portion of any payments made in connection with Capital Leases during such period allocable to interest expense, and (iii) the net cash financing costs incurred during such period in connection with any Permitted Asset Securitization, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments.

                  "Consolidated EBITDA" means, with respect to the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) taxes on income,
         (iv) amortization, (v) depreciation, and (vi) (to the extent not otherwise included in the amounts set forth in (i) through (iv) of this definition) any applicable Restructuring Addback for such period, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments.

                  "Consolidated Interest Coverage Ratio" means with respect to the Borrower and its Subsidiaries, for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Cash Interest Expense for such period.

                  "Consolidated Interest Expense" means, with respect to any period of computation thereof, the gross interest expense of the Borrower and its Subsidiaries, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Swap Agreement) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense, (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, and (iv) the net cash financing costs incurred in connection with any Permitted Asset Securitization, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis, subject to Acquisition Adjustments.

                  "Consolidated Leverage Ratio" means, as of the date of computation thereof, the ratio of (i) Consolidated Total Funded Debt (determined as at such date) to (ii) Consolidated EBITDA (for the Four-Quarter Period ending on (or most recently ended prior to) such date).

                  "Consolidated Net Income" means, for any period of computation thereof, the gross revenues from operations of the Borrower and its Subsidiaries (including payments received by the Borrower and its Subsidiaries of (i) interest income, and (ii) dividends and distributions made in the ordinary course of their businesses by Persons in which investment is permitted pursuant to this Agreement and not related to an extraordinary event), less all operating and non-operating expenses of the Borrower and its Subsidiaries including taxes on income, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis; but excluding (for all purposes other than determining compliance with SECTION 10.1(c) hereof) as income: (i) net gains on the sale, conversion or other disposition of capital assets, except dispositions of capital assets conducted in the ordinary course of business of the Borrower and its Subsidiaries not to exceed $1,000,000 per Fiscal Year, (ii) net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower or its Subsidiaries, (iii) net gains on the collection of proceeds of life insurance policies, (iv) any write-up of any asset, and (v) any other net gain or credit of an extraordinary nature as determined in accordance with GAAP applied on a Consistent Basis; PROVIDED FURTHER, HOWEVER, that Consolidated Net Income shall be determined without giving effect to FASB 133 Adjustments as may be required by GAAP, subject to Acquisition Adjustments.

                  "Consolidated Net Worth" means, as of any date on which the amount thereof is to be determined, (i) the sum of the following in respect of the Borrower and its Subsidiaries (determined on a consolidated basis and excluding any upward adjustment after the Closing Date due to revaluation of assets): (a) the amount of issued and outstanding share capital, (b) the amount of additional paid-in capital and retained earnings (or, in the case of a deficit, minus the amount of such deficit), and (c) the amount of any foreign currency translation adjustment (if positive, or, if negative, minus the amount of such translation adjustment), (ii) minus (a) the amount of any treasury stock and (b) (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) all other items included in accumulated other comprehensive income (loss), all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Assets" means, as of any date on which the amount thereof is to be determined, the net book value of all assets of the Borrower and its Subsidiaries as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Funded Debt" means all Indebtedness for Money Borrowed of the Borrower and its Subsidiaries, all determined on a consolidated basis.

                  "Contingent Obligation" of any Person means all contingent liabilities required to be included in the financial statements, or disclosed in the footnotes thereto, of such Person in accordance with GAAP applied on a Consistent Basis, including Statement No. 5 of the Financial Accounting Standards Board, all Rate Hedging Obligations and any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including the obligations of such Person however incurred:

                  (1) to purchase such Indebtedness or other obligation or any property or assets constituting security therefor;

                  (2) to advance or supply funds in any manner (i) for the purchase or payment of such Indebtedness or other obligation, or (ii) to maintain a minimum working capital, net worth or other balance sheet condition or any income statement condition of the primary obligor;

                  (3) to grant or convey any Lien on any property or assets of such Person to secure the payment of such Indebtedness or other obligation;

                  (4) to lease property or to purchase securities or other property or services primarily for the purpose of assuring the owner or holder of such Indebtedness or obligation of the ability of the primary obligor to make payment of such Indebtedness or other obligation; or

                  (5) otherwise to assure the owner of such Indebtedness or such obligation of the primary obligor against loss in respect thereof.

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to SECTION 4.2 hereof of a Eurodollar Rate Loan of one Type as a Eurodollar Rate Loan of the same Type from one Interest Period to the next Interest Period.

                  "Convert", "Conversion", and "Converted" shall refer to a conversion pursuant to SECTION 4.2 of one Type of Loan into another Type of Loan.

                  "Cost of Acquisition" means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (i) the value of the capital stock, warrants or options to acquire capital stock of Borrower or any Subsidiary to be transferred in connection therewith, (ii) the amount of any cash and the fair market value of other property (excluding property described in clause (i) and the unpaid principal amount of any debt instrument) given as consideration, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Borrower or any Subsidiary in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Subsidiaries in accordance with GAAP, (v) all amounts paid in respect of covenants not to compete, consulting agreements that should be recorded on financial statements of the Borrower and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, (vi) the aggregate fair market value of all other consideration given by the Borrower or any Subsidiary in connection with such Acquisition, and
         (vii) out of pocket transaction costs for the services and expenses of attorneys, accountants and other consultants incurred in effecting such transaction, and other similar transaction costs so incurred. For purposes of determining the Cost of Acquisition for any transaction,
         (a) the capital stock of the Borrower shall be valued (i) in the case of capital stock that is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASDAQ") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or the last prices reported thereon, and (ii) with respect to any other shares of capital stock, as determined by the Board of Directors of the Borrower and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in SECTION 9.1(a), (b) the capital stock of any Subsidiary shall be valued as determined by the Board of Directors of such Subsidiary and, if requested by the Agent, determined to be a reasonable valuation by the independent public accountants referred to in SECTION 9.1(a), and (c) with respect to any Acquisition accomplished pursuant to the exercise of options or warrants or the conversion of securities, the Cost of Acquisition shall include both the cost of acquiring such option, warrant or convertible security as well as the cost of exercise or conversion.

                  "Credit Parties" means, collectively, the Borrower, each Guarantor and each other Person providing Collateral pursuant to any Security Instrument.

                  "Decorative Products Acquisition" means the Acquisition by the Borrower of certain assets of a decorative products company previously disclosed to the Agent and the Lenders, the total Cost of Acquisition for which does not exceed $20,000,000 and which is financed by the Borrower exclusively with (a) the Net Proceeds of any public or private offering of any equity security issued thereby, none of which equity securities is (x) subject to any put or right of redemption or (y) convertible into or exchangeable for

         Indebtedness, and/or (b) the Net Proceeds of subordinated Indebtedness permitted under SECTION 10.5(a)(VIII).

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default hereunder.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate, (ii) with respect to Base Rate Loans, Swing Line Loans, Reimbursement Obligations, fees, and other amounts payable in respect of Obligations (other than Obligations arising under or in connection with Swap Agreements) or (except as otherwise expressly provided therein) the obligations of any other Credit Party under any of the other Loan Documents, a rate of interest per annum which shall be two percent (2%) above the Base Rate and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Determination Date" has the meaning therefor provided in the definition of "Applicable Margin."

                  "Direct Foreign Subsidiary" means a Subsidiary other than a Domestic Subsidiary a majority of whose Voting Securities, or a majority of whose Subsidiary Securities, are owned by the Borrower or a Domestic Subsidiary (other than the US Joint Venture), provided that this definition shall not include OMNOVA Spain.

                  "Distribution Agreement" means the Distribution Agreement dated as of September 30, 1999 between GenCorp and the Borrower providing for the Line of Business Transfer and other related matters.

                  "Dollars" and the symbol "$" means dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Domestic Subsidiary" means any Subsidiary of the Borrower organized under the laws of the United States of America, any state or territory thereof or the District of Columbia.

                  "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, and (iii) any other Person approved by each of the Agent, the Issuing Bank, Bank of America as provider of Swing Line Loans and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with SECTION 13.1, the Borrower, each such required approval not to be unreasonably withheld (provided that the incurrence by the Borrower of additional costs pursuant to SECTION 6.6 as a result of such assignment shall constitute a reasonable basis for withholding such consent) or delayed, and any required approval of the Borrower to be deemed given (in the absence of notice to the contrary, effective upon receipt) within five Business Days after notice of such proposed assignment has been provided by the assigning Lender to the Borrower;

         PROVIDED, HOWEVER, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Eligible Securities" means the following obligations and any other obligations previously approved in writing by the Agent:

                           (a) Government Securities;

                           (b) obligations of any corporation organized under
                  the laws of any state of the United States of America or under the laws of any other nation, payable in the United States of America, expressed to mature not later than 92 days following the date of issuance thereof and rated in an investment grade rating category by S&P and Moody's;

                           (c) interest bearing demand or time deposits issued
                  by any Lender or certificates of deposit maturing within one year from the date of issuance thereof and issued by a bank or trust company organized under the laws of the United States or of any state thereof having capital surplus and undivided profits aggregating at least $400,000,000 and being rated "A" or better by S&P or "A" or better by Moody's;

                           (d) Repurchase Agreements;

                           (e) Municipal Obligations; or

                           (f) shares of mutual funds which invest in
                  obligations described in paragraphs (a) through (e) above, the shares of which mutual funds are at all times rated "AAA" by S&P.

                  "Employee Benefit Plan" means (i) any employee benefit plan, including any Pension Plan, within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any of its ERISA Affiliates, or any Subsidiary or is assumed by the Borrower or any of its ERISA Affiliates, or any Subsidiary in connection with any Acquisition or (b) has at any time within the previous six (6) years been maintained by the Borrower for the employees of the Borrower, any current or former ERISA Affiliate, or any Subsidiary and (ii) any plan, arrangement, understanding or scheme maintained by the Borrower or any Subsidiary that provides retirement, deferred compensation, employee or retiree medical or life insurance, severance benefits or any other benefit covering any employee or former employee and which is administered under any Foreign Benefit Law or regulated by any Governmental Authority other than the United States of America.

                  "Employee Matters Agreement" means the Agreement on Employee Matters dated as of September 30, 1999 between GenCorp and the Borrower providing for the treatment of employee benefit matters and other compensation arrangements for former and current employees of the Borrower and its Subsidiaries.

                  "Environmental Laws" means, collectively, any (i) Federal, state, local or foreign statute, law, ordinance, code, rule or regulation, or (ii) order or decree issued to or against the Borrower or any Subsidiary, in either case regulating, relating to, or imposing liability or standards of conduct concerning, any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, as amended; the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code.

                  "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

                  Eurodollar   =      Interbank Offered Rate   +   Applicable
                  Rate              -------------------------        Margin
                                      1-Reserve Requirement

                  "Event of Default" means any of the occurrences set forth as such in SECTION 11.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                  "Existing Agreement" has the meaning given thereto in the preamble hereto.

                  "Existing Notes" means the Notes as defined in and issued under the Existing Agreement.

                  "Facility Guaranty" means each Guaranty Agreement between one or more Guarantors and the Agent for the benefit of the Agent and the Lenders, delivered on or at any time after the Closing Date, including without limitation (i) the Amended, Consolidated and Restated Guaranty Agreement dated as of the Closing Date by and among each Domestic Subsidiary in existence on that date and the Agent for the benefit of the Agent and the Lenders, and (ii) each other Guaranty Agreement, substantially in the form of EXHIBIT I, delivered pursuant to SECTION 9.18, as any such Facility Guaranty may from time to time be amended, modified, supplemented or amended and restated.

                  "Facility Termination Date" means such date as all of the following shall have occurred: (a) the Borrower shall have permanently terminated the Revolving Credit Facility and the Swing Line by payment in full of all Revolving Credit Outstandings and Letter of Credit Outstandings and Swing Line Outstandings, together with all accrued and unpaid interest thereon, except for the undrawn portion of Letters of Credit as have been fully cash collateralized in a manner consistent with the terms of SECTION 11.1(b), (b) all Swap Agreements shall have been terminated, expired or cash collateralized, (c) all Revolving Credit Commitments and Letter of Credit Commitments shall have terminated or expired and (d) the Borrower shall have fully, finally and irrevocably paid and satisfied in full all Obligations (other than Obligations consisting of continuing indemnities and other Contingent Obligations of the Borrower or any Guarantor that may be owing to the Lenders pursuant to the Loan Documents and expressly survive termination of this Agreement);

                  "FASB 133 Adjustments" means entries on or adjustments to any balance sheet or statement of income in respect of derivatives or hedging instruments as required or permitted by Statement of Financial Accounting Standards No. 133.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; PROVIDED that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Agent (in its individual capacity) on such day on such transactions as determined by the Agent.

                  "Fiscal Year" means the twelve month fiscal period of the Borrower and its Subsidiaries commencing on December 1 of each calendar year and ending on November 30 of the subsequent calendar year.

                  "Foreign Benefit Law" means any applicable statute, law, ordinance, code, rule, regulation, order or decree of any foreign nation or any province, state, territory, protectorate or other political subdivision thereof regulating, relating to, or imposing liability or standards of conduct concerning, any Employee Benefit Plan.

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants, or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "GenCorp" means GenCorp Inc.

                  "Government Securities" means direct obligations of, or obligations the timely payment of principal and interest on which are fully and unconditionally guaranteed by, the United States of America.

                  "Governmental Authority" shall mean any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guaranties" means all obligations of the Borrower or any Subsidiary directly or indirectly guaranteeing, or in effect guaranteeing, any Indebtedness for Money Borrowed of any other Person.

                  "Guarantors" means, at any date, each Domestic Subsidiary of the Borrower (other than the Securitization Subsidiary and the US Joint Venture), whether in existence at the Closing Date or acquired or created at any time thereafter, each of which shall have executed and delivered a Facility Guaranty on the Closing Date or shall do so thereafter pursuant to SECTION 9.18.

                  "Guarantors' Obligations" has the meaning given to such term in the applicable Facility Guaranty with respect to the applicable Guarantor.

                  "Hazardous Material" means and includes any hazardous, toxic or dangerous waste, substance or material the generation, handling, storage, disposal, treatment, release, discharge or emission of which is subject to any Environmental Law.

                  "Indebtedness" means as to any Person, without duplication,
         (a) all Indebtedness for Money Borrowed of such Person, (b) all Rate Hedging Obligations of such Person, (c) all indebtedness secured by any Lien on any property or asset owned or held by such Person regardless or whether the indebtedness secured thereby shall have been assumed by such Person or is non-recourse to the credit of such Person, and (d) all Contingent Obligations of such Person.

                  "Indebtedness for Money Borrowed" means with respect to any Person, without duplication, all indebtedness in respect of money borrowed, including without limitation, all obligations under Capital Leases, all Securitization Outstandings, the deferred purchase price of any property or services, the principal balance outstanding under any synthetic lease or tax retention operating lease, and payment and reimbursement obligations in respect of surety bonds, letters of credit, and bankers' acceptances, whether or not matured, evidenced by a promissory note, bond, debenture or similar written obligation for the payment of money (including reimbursement agreements and conditional sales or similar title retention agreements), other than trade payables and accrued expenses incurred in the ordinary course of business.

                  "Intellectual Property" has the meaning therefor provided in
         SECTION 8.16.

                  "Intellectual Property Assignment" means, collectively (or individually as the context may indicate), (i) the Assignment of Patents, Trademarks, Copyrights and Licenses dated as of the Closing Date by the Borrower and each applicable Guarantor to the Agent for the benefit of the Agent and the Lenders, and (ii) any additional Assignment of Patents, Trademarks, Copyrights and Licenses delivered to the Agent pursuant to SECTION 9.18, as each may hereafter be modified, amended, supplemented or amended and restated from time to time.

                  "Intellectual Property Security Agreement" means, collectively (or individually as the context may indicate), (i) the Intellectual Property Security Agreement dated as of the Closing Date by the Borrower and each of the Guarantors to the Agent for the benefit of the Agent and the Lenders, and (ii) any additional Intellectual Property Security Agreement delivered to the Agent pursuant to SECTION 9.18, as each may hereafter be modified, amended, supplemented or amended and restated from time to time.

                   "Interbank Offered Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary), to the nearest 1/100 of 1% appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "Interbank Offered Rate" shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 A.M. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period, PROVIDED, HOWEVER; if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Interest Period" means, for each Eurodollar Rate Loan, a period commencing on the date such Eurodollar Rate Loan is made or Converted or Continued and ending, at the Borrower's option, on the date one, two, three or six months thereafter as notified to the Agent by the Authorized Representative in accordance with the terms hereof; PROVIDED that,

                           (i) if an Interest Period for a Eurodollar Rate Loan would end on a day which is not a Business Day, such Interest Period shall be extended to the next Business Day (unless such extension would cause the applicable Interest Period to end in the succeeding calendar month, in which case such Interest Period shall end on the next preceding Business Day); and

                           (ii) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, in the form of EXHIBIT E.

                  "Issuing Bank" means initially Bank of America and thereafter any Lender which is successor to Bank of America as issuer of Letters of Credit under ARTICLE III.

                  "Joint Venture Documents" means, collectively, all Organizational Documents or any other documents governing the operations, ownership and governance of the Asian Joint Ventures and the US Joint Venture.

                  "Landlord Waiver" means, as to any leasehold interest, a lessor estoppel, waiver and consent certificate executed by the landlord of such leasehold interest, in each case in form and substance satisfactory to the Agent.

                  "LC Account Agreement" means that certain LC Account Agreement dated as of the Original Closing Date between the Borrower and the Agent, as amended, modified or supplemented from time to time.

                  "Lending Party" means, collectively, the Agent and each Lender.

                  "Letter of Credit" means a standby or commercial letter of credit issued by the Issuing Bank pursuant to ARTICLE III hereof for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit Facility" means the facility described in
         ARTICLE III hereof providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding the Total Letter of Credit Commitment minus outstanding Reimbursement Obligations.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount available to be drawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.
                  "Line of Business Transfer" means the transfer of the Transferred Business to Borrower by GenCorp on the Original Closing Date.

                  "Line of Business Transfer Documents" means all documentation (including all schedules and exhibits thereto) relating to the Line of Business Transfer, including without limitation the Distribution Agreement.

                  "Liquidity Termination Date" shall have the meaning given thereto in the Receivables Purchase Agreement.

                   "Loan Documents" means this Agreement, the Notes, the Security Instruments, the Facility Guaranties, the LC Account Agreement, the Securitization Intercreditor Agreement, the Applications and Agreements for Letter of Credit, and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender (including the Issuing Bank) or the Agent in connection with the Loans made and transactions contemplated under this Agreement, as the same may be amended, supplemented, modified, amended and restated, substituted or replaced from time to time.

                  "Loans" means, collectively, the Swing Line Loan and the Revolving Loans.

                  "Material Adverse Effect" means a material adverse effect on
         (i) the business, properties, operations, or condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, (ii) the ability of any Credit Party to pay or perform its respective obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Mortgaged Property" means, collectively, (i) the real property and leasehold interests described on SCHEDULE 5.4, and the improvements, fixtures and other items of real and personal property related thereto and the products thereof of the Borrower and its Domestic Subsidiaries (other than the Securitization Subsidiary) which are subject to a Mortgage on the Closing Date pursuant to SECTION 5.4 or thereafter pursuant to SECTION 7.3(h), and (ii) thereafter, any of such property owned, acquired or leased by the Borrower or any Domestic Subsidiary (other than Sales Offices), including any Subsidiary that is or is required to become a Guarantor after the Closing Date pursuant to
         SECTION 9.18, which has a fair market value in excess of $250,000 (treating, for purposes of such value calculation, contiguous, adjacent or functionally interrelated parcels in close geographic proximity as a single property).

                  "Mortgages" means, collectively, all mortgages, leasehold mortgages, deeds of trust and deeds to secure debt substantially in the form of EXHIBIT M-1 or EXHIBIT M-2 granting a Lien by the Borrower or any other Credit Party to the Agent (or a trustee for the benefit of the Agent) for the benefit of the Agent and the Lenders in Collateral therein described as collateral security for the Obligations, and if applicable, the Guarantors' Obligations with respect thereto, as such documents may be amended, supplemented or restated from time to time.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                  "Municipal Obligations" means general obligations issued by, and supported by the full taxing authority of, any state of the United States of America or of any municipal corporation or other public body organized under the laws of any such state which are rated in the highest investment rating category by both S&P and Moody's.

                  "Net Proceeds" means cash payments received by the Borrower or any Subsidiary from any (i) public or private offering of any security, or (ii) any issuance of subordinated Indebtedness pursuant to SECTION 10.5(a)(VIII), in each case as and when received, net of all legal, accounting, banking and underwriting fees and expenses, commissions, discounts and other issuance expenses incurred in connection therewith and all taxes required to be paid or accrued as a consequence of such issuance.

                  "Notes" means, collectively, the Swing Line Note and the Revolving Notes.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans as evidenced by the Notes, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of Borrower or any Subsidiary to any Lender (or any affiliate of any Lender) which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders (including the Issuing Bank), the Agent or BAS hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "OMNOVA Brazil" means OMNOVA Solutions de Brasil Ltda., a Brazilian limited liability partnership.

                  "OMNOVA Spain" means OMNOVA Performance Chemicals, S.A., a Spanish public limited company.

                  "One-Time Expense" means the one-time, non-recurring expense of the Borrower in the amount of $3,700,000 incurred during the fiscal quarter of the Borrower ending November 30, 2000.

                  "Operating Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the bylaws, operating agreement, partnership agreement, limited partnership agreement or other applicable documents relating to the operation, governance or management of such entity.

                  "Organizational Action" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, any corporate, organizational or partnership action (including any required shareholder, member or partner action), or other similar official action, as applicable, taken by such entity.

                  "Organizational Documents" means with respect to any corporation, limited liability company, partnership, limited partnership, limited liability partnership or other legally authorized incorporated or unincorporated entity, the articles of incorporation, certificate of incorporation, articles of organization, certificate of limited partnership or other applicable organizational or charter documents relating to the creation of such entity.

                  "Original Closing Date" means the closing date of the Existing Agreement, which occurred on September 30, 1999.

                  "Outstandings" means, collectively, at any date, the Letter of Credit Outstandings, Swing Line Outstandings and Revolving Credit Outstandings on such date.

                  "Participation" means, (i) with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof and (ii) with respect to any Lender (other than Bank of America) and a Swing Line Loan, the extension of credit represented by the participation of such Lender hereunder in the liability of Bank of

         America in respect of a Swing Line Loan made by Bank of America in accordance with the terms hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time within the previous six (6) years been maintained by the Borrower for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Permitted Asset Securitization" means the securitization of accounts receivable of the Borrower or its Subsidiaries pursuant to the terms of the Securitization Documents, the Securitization Outstandings with respect to which shall not exceed $60,000,000 during the term of this Agreement.

                  "Person" means an individual, partnership, corporation, limited liability company, limited liability partnership, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Pledge Agreement" means, collectively (or individually as the context may indicate), (i) that certain Securities Pledge Agreement (Borrower) dated as of the Closing Date by and between the Borrower and the Agent for the benefit of the Agent and the Lenders, (ii) that certain Mortgage Of Shares dated as of the Closing Date by OMNOVA Wallcovering (USA), Inc. for the benefit of the Agent and the Lenders with respect to the equity interests in the UK Subsidiary, (iii) an agreement or instrument delivered pursuant to SECTION 7.3(j) with respect to the shares of OMNOVA Brazil, and (iv) any additional Securities Pledge Agreement (and any other agreement or instrument determined by the Agent to be applicable to the pledge of Subsidiary Securities of any Direct Foreign Subsidiary) delivered to the Agent pursuant to SECTION 5.1 and SECTION 9.18, in each case as any of them are hereafter amended, modified, supplemented (including by Pledge Agreement Supplement) or amended and restated from time to time.

                  "Pledge Agreement Supplement" means, (i) with respect to each Pledge Agreement pledging the Subsidiary Securities of a Domestic Subsidiary, the Pledge Agreement Supplement in the form affixed as an exhibit to such Pledge Agreement, and (ii) with respect to each Pledge Agreement pledging the Subsidiary Securities of a Direct Foreign Subsidiary pursuant to the laws of the country of formation of such Direct Foreign Subsidiary, such supplement or new Pledge Agreement as is determined to be necessary or appropriate by the Agent.

                  "Pledged Interests" means the Subsidiary Securities required to be pledged as Collateral pursuant to ARTICLE V, SECTION 9.18 or the terms of any Pledge Agreement.

                  "Potential Amortization Event" shall have the meaning given thereto in the Receivables Purchase Agreement.

                  "Potential Termination Event" shall have the meaning given thereto in the Receivables Sales Agreement.

                  "Prime Rate" means the per annum rate of interest established from time to time by Bank of America as its prime rate, which rate may not be the lowest rate of interest charged by Bank of America to its customers.

                  "Principal Office" means the principal office of Bank of America, presently located at 1850 Gateway Boulevard, CA4-706-05-09, Concord, California 94520, Attention: Credit Services West, or such other office and address as the Agent may from time to time designate.

                  "Proxy Statement" means the definitive proxy statement first mailed by GenCorp to its shareholders on or about July 7, 1999 describing the Spinoff and soliciting such shareholder vote to proceed therewith.

                  "Purchase Price" shall have the meaning given thereto in the Receivables Purchase Agreement.

                  "Rate Hedging Obligations" means, without duplication, any and all obligations of the Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; (ii) all other "derivative instruments" as defined in FASB 133 and which are subject to the reporting requirements of FASB 133; and (iii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

                  "Real Property Support Documents" means for each Mortgaged Property, (i) the Title Policy pertaining thereto, (ii) such surveys, flood hazard certifications, and environmental assessments thereof as the Agent may require prepared by recognized experts in their respective fields selected by the Borrower and reasonably satisfactory to the Agent, (iii) as to Mortgaged Property located in a flood hazard area, such flood hazard insurance as the Agent may require, (iv) such Landlord Waivers as the Agent may require, (v) with respect to facilities leased or subleased to third parties (other than each individual property (determined for this purpose in the same manner as provided in the definition of "Mortgaged Property") leased for less than $250,000 per Fiscal Year), such lessees' estoppel, waiver and consent certificates and subordination, nondisturbance and attornment agreements as the Agent may require, (vi) such owner's or lessee's affidavits as the Agent may require, (vii) such opinions of local counsel with respect to the Mortgages as the Agent may require, and (viii) such other documentation as the Agent may reasonably require, in each case as shall be in form and substance reasonably acceptable to the Agent.

                  "Receivables Amendment Agreement" means that certain Amendment Agreement dated as of April 12, 2001, by and among the Borrower, the Securitization Subsidiary, Falcon Asset Securitization Corporation, Bank One, N.A., and the other financial institutions party to the Receivables Purchase Agreement, amending the Receivables Purchase Agreement and the Receivables Sales Agreement that, among other things, permits the pledge of the stock of the Securitization Subsidiary to the Agent for the benefit of the Lenders, reduces the maximum amount of the securitization of certain accounts receivable of the Borrower to $60,000,000, and extends the termination of the Receivables Purchase Agreement to a date not earlier than the date that is one year after the effective date of the Receivables Amendment Agreement, in form and substance satisfactory to the Agent and the Lenders.

                  "Receivables Facility Termination Date" shall have the meaning given to the term "Facility Termination Date" in the Receivables Purchase Agreement.

                  "Receivables Purchase Agreement" means that certain Receivables Purchase Agreement dated as of May 1, 2000, by and among the Securitization Subsidiary as seller, the Borrower as servicer, Falcon Asset Securitization Corporation, Bank One, N.A. (Main Office Chicago), as agent, and the other financial institutions party thereto, relating to the securitization of certain accounts receivable of the Borrower, as amended by the Receivables Amendment Agreement.

                  "Receivables Sales Agreement" means that certain Receivables Sales Agreement dated as of May 1, 2000, by and between the Borrower and the Securitization Subsidiary, relating to the securitization of certain accounts receivable of the Borrower, as amended by the Receivables Amendment Agreement.

                  "Receivables Termination Event" shall have the meaning given to the term "Termination Event" in the Receivables Sales Agreement.

                  "Registrar" means, with respect to any Subsidiary Securities, any Person authorized or obligated to maintain records of the registration of ownership or transfer of ownership of interests in such Subsidiary Securities, and in the event no such Person shall have been expressly designated by the related Subsidiary, shall mean (i) as to any corporation or limited liability company, its Secretary (or comparable officer), and (ii) as to any partnership, its general partner (or managing general partner if one shall have been appointed).

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to SECTION 2.1(c)(iii)) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Related LC Documents" has the meaning therefor provided in
         SECTION 3.2(i)(i).

                  "Repurchase Agreement" means a repurchase agreement entered into with any financial institution whose debt obligations or commercial paper are rated "A" by either of S&P or Moody's or "A-1" by S&P or "P-1" by Moody's.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating greater than 50% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "CREDIT EXPOSURE" of each Lender shall be equal at all times (a) other than following the occurrence and during the continuance of an Event of Default, to its Revolving Credit Commitment, and (b) following the occurrence and during the continuance of an Event of Default, to the sum of (i) the aggregate principal amount of such Lender's Applicable Commitment Percentage of Revolving Credit Outstandings plus (ii) the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings and Swing Line Outstandings; PROVIDED that, for the purpose of this definition only, (a) if any Lender shall have failed to fund its Applicable Commitment Percentage of any Advance, then the Revolving Credit Commitment of such Lender shall be deemed reduced by the amount it so failed to fund for so long as such failure shall continue and such Lender's Credit Exposure attributable to such failure shall be deemed held by any Lender making more than its Applicable Commitment Percentage of such Advance to the extent it covers such failure, (b) if any Lender shall have failed to pay to the Issuing Bank upon demand its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Letter of Credit Outstandings shall be deemed to be held by the Issuing Bank until such Lender shall pay such deficiency amount to the Issuing Bank together with interest thereon as provided in SECTION 4.9 and (c) if any Lender shall have failed to pay to Bank of America on demand its Applicable Commitment Percentage of any Swing Line Loan (whether by funding its Participation therein or otherwise), such Lender's Credit Exposure attributable to all Swing Line Outstandings shall be deemed to be held by Bank of America until such Lender shall pay such deficiency amount to Bank of America together with interest thereon as provided in
         SECTION 4.9.

                  "Requirements of Law" means, with respect to a Person, the charter and bylaws or other organizational or governing documents of such Person, and any law, treaty, rule, regulation, right, privilege, qualification, license or franchise or final and nonappealable determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or to which any of its property is subject or pertaining to any or all of the transactions contemplated or referred to herein.

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                           "Responsible Officer" means the Chief Executive Officer, the Chief Financial Officer, any Senior Vice President, the Secretary or the Treasurer of the Borrower.

                  "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of Borrower or any of its Subsidiaries (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of Borrower or any of its Subsidiaries now or hereafter outstanding.

                  "Restructuring Addback" means, for any period of measurement thereof and only to the extent otherwise deducted in arriving at Consolidated Net Income for such period, an amount equal to the sum of
         (i) any Restructuring Charge applicable to such measurement period, and
         (ii) for any applicable period of measurement that includes the fiscal quarter of the Borrower ending November 30, 2000, the One-Time Expense.

                  "Restructuring Charge" means the total amount, not to exceed $20,000,000 in the aggregate, of (i) cash expenses (not to exceed $5,500,000 in the aggregate) paid by the Borrower or one or more of its Subsidiaries, and (ii) non-cash restructuring charges incurred during the fiscal quarter ending May 31, 2001 by the Borrower or one or more of its Subsidiaries, in each case relating to the discontinuation of certain operations of certain Subsidiaries of the Borrower and similar restructuring items, all determined on a consolidated basis in accordance with GAAP applied on Consistent Basis.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving Credit Facility" means the facility described in
         SECTION 2.1 hereof providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations pursuant to SECTION 11.1 upon the occurrence of an Event of Default, or (iii) such date as the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings, Swing Line Outstandings and Letter of Credit Outstandings and cancellation of all Letters of Credit, together with all accrued and unpaid interest thereon.

                  "Revolving Loan" means any borrowing pursuant to an Advance under the Revolving Credit Facility in accordance with SECTION 2.1.

                  "Revolving Notes" means, collectively, the amended and restated promissory notes of the Borrower evidencing Revolving Loans executed and delivered to the Lenders as provided in SECTION 2.3 substantially in the form of EXHIBIT F-1, with appropriate insertions as to amounts, dates and names of Lenders.

                  "S&P" means Standard & Poor's Ratings Group, a division of McGraw-Hill.

                  "Sale-Leaseback Transaction" means any arrangement or arrangements with any Person providing for the leasing by the Borrower or any Subsidiary of real or personal property, whether now owned or hereafter acquired in a single transaction or series of transactions, which has been or is to be sold or transferred by the Borrower or any Subsidiary to the Person leasing such property to the Borrower or any Subsidiary or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of the Borrower or any Subsidiary.

                  "Sales Offices" means locations of the Borrower or any Domestic Subsidiary (i) the exclusive function of which is the performance of sales, marketing or design functions, and (ii) at which no Collateral is located other than routine office furnishings and equipment.

                  "Securitization Accounts" means any and all now or hereafter existing accounts receivable of the Borrower or any Subsidiary that are sold or otherwise transferred to the Securitization Subsidiary or another entity in connection with a Permitted Asset

         Securitization pursuant to the terms of the Securitization Documents; PROVIDED, HOWEVER, that "Securitization Assets" shall not include (i) any account receivable repurchased by or otherwise returned to the Borrower or any Subsidiary pursuant to the terms of the Securitization Documents, (ii) any cash proceeds or other assets received by the Borrower or any Subsidiary in connection with the sale or transfer of such accounts receivable, or (iii) any interest the Borrower or any Subsidiary (other than the Securitization Subsidiary) may have in any residual interest of any account receivable sold or transferred in connection with a Permitted Asset Securitization.

                  "Securitization Documents" means each of the Receivables Purchase Agreement, the Receivables Sales Agreement, the Receivables Amendment Agreement, the Securitization Intercreditor Agreement and all other documents executed and delivered pursuant thereto and related to the securitization of certain accounts receivable of the Borrower, each as in effect as delivered to the Agent on the Closing Date, as each may be amended or modified in accordance with SECTION 10.19.

                  "Securitization Intercreditor Agreement" means that certain Intercreditor Agreement by and between Bank One, N.A., as the agent for the other financial institutions party to the Receivables Purchase Agreement, and the Agent, for the benefit of the Agent and the Lenders, dated as of the Closing Date.

                  "Securitization Outstandings" means, at any time, the aggregate Purchase Price outstanding under the Receivables Purchase Agreement, which has been received by the Borrower in connection with the sale of accounts receivable of the Borrower to the Securitization Subsidiary pursuant to the terms of the Receivables Sales Agreement, in an aggregate amount not in excess of $60,000,000 at any time.

                  "Securitization Subsidiary" means, so long as its sole purpose and activity is to purchase accounts receivable from the Borrower and transfer these receivables to a trust in connection with a Permitted Asset Securitization, OMNOVA Receivables Corporation, an Ohio corporation.

                  "Security Agreement" means, collectively (or individually as the context may indicate), (i) the Security Agreement dated as of the Closing Date by the Borrower and each of the Guarantors to the Agent for the benefit of the Agent and the Lenders, and (ii) any additional Security Agreement delivered to the Agent pursuant to SECTION 9.18, as each may hereafter be modified, amended, supplemented or amended and restated from time to time.

                  "Security Instruments" means, collectively, the Pledge Agreements, the Security Agreements, the Intellectual Property Security Agreements, the Intellectual Property Assignments, the Mortgages, and all other agreements (including control agreements), instruments and other documents, whether now existing or hereafter in effect, pursuant to which the Borrower or any Subsidiary or other Person shall grant or convey to the Agent or the Lenders, or a trustee for the benefit of the Agent and the Lenders, a Lien in, or any other Person shall acknowledge any such Lien in, property as security for payment of all or any portion of the Obligations or any other obligation under any Loan Document, as any of them may be amended, modified, supplemented or amended and restated from time to time.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                           (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including Contingent Obligations; and

                           (ii) it is then able and expects to be able to pay its debts as they mature; and

                           (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "Spinoff" means the special dividend of all outstanding shares of capital stock of the Borrower to the holders of the outstanding shares of GenCorp Common Stock on a pro rata basis and on the basis of one share of common stock of the Borrower for each share of common stock of GenCorp, all as described in the Proxy Statement.

                  "Spinoff Documents" means (i) the Proxy Statement, (ii) the Registration Statement of the Borrower on Form 10, including all amendments thereto, initially filed on July 9, 1999 with the Securities and Exchange Commission and (iii) all other documentation (including all schedules and exhibits thereto) relating to the Spinoff, including without limitation the Tax Matters Agreement, the Employee Matters Agreement and the Transition Services Agreement.

                  "Stated Termination Date" means September 30, 2004.

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding Voting Securities or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

                  "Subsidiary Securities" means the shares of capital stock or the other equity interests issued by or equity participations in any Subsidiary, whether or not constituting a "security" under Article 8 of the Uniform Commercial Code as in effect in any jurisdiction.

                  "Swap Agreement" means one or more agreements between the Borrower and any Lender or any affiliate of any Lender with respect to Indebtedness evidenced by any or all of the Notes, on terms mutually acceptable to Borrower and such Person, which agreements create Rate Hedging Obligations.

                  "Swing Line" means the revolving line of credit established by Bank of America in favor of the Borrower pursuant to SECTION 2.4.

                  "Swing Line Loans" means loans made by Bank of America to the Borrower pursuant to SECTION 2.4.

                  "Swing Line Note" means the amended and restated promissory note of the Borrower evidencing the Swing Line executed and delivered to Bank of America as provided in SECTION 2.3 substantially in the form of EXHIBIT F-2.

                  "Swing Line Outstandings" means, as of any date of determination, the aggregate principal amount of all Swing Line Loans then outstanding.

                  "Tax Matters Agreement" means the Tax Sharing Agreement dated as of September 30, 1999 between GenCorp and the Borrower providing for matters regarding Federal, state, local and foreign tax liabilities for periods prior to and including the effective date of the Spinoff.

                  "Taxes" has the meaning therefor provided in SECTION 6.6(a).

                  "Termination Event" means, other than the reorganization of any Employee Benefit Plan in connection with the Spinoff or Line of Business Transfer, (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA; or
         (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA; or (x) any event or condition with respect to any Employee Benefit Plan which is regulated by any Foreign Benefit Law that results in the termination of such Employee Benefit Plan or the revocation of such Employee Benefit Plan's authority to operate under the applicable Foreign Benefit Law.

                  "Title Policy" means, with respect to each Mortgaged Property, the mortgagee title insurance policy (together with such endorsements as the Agent may reasonably require) issued to the Agent in respect of such Mortgaged Property by an insurer selected by the Borrower and reasonably acceptable to the Agent, insuring (in an amount satisfactory to the Agent) the Lien of the Agent for the benefit of the Agent and the Lenders on such Mortgaged Property to be duly perfected and of first priority, subject only to such exceptions as shall be acceptable to the Agent.

                  "Total Letter of Credit Commitment" means an amount not to exceed $25,000,000.

                  "Total Revolving Credit Commitment" means a principal amount equal to $240,000,000, as reduced from time to time in accordance with SECTIONS 2.1(e) and (f).

                  "Transaction Documents" means, collectively, or individually as the context may dictate, the Loan Documents, the Spinoff Documents and the Line of Business Transfer Documents.

                  "Transferred Business" means the assets, liabilities and operations of the Performance Chemicals and Decorative & Building Products businesses of GenCorp immediately prior to the Line of Business Transfer and includes the GenCorp Technology Center, corporate flight operations of GenCorp, the GenCorp corporate headquarters building in Fairlawn, Ohio and the tangible and intangible assets owned and leased for such businesses.

                  "Transition Services Agreement" means the Services and Support Agreement dated as of September 30, 1999 between GenCorp and the Borrower providing for certain transitional administrative services and for reimbursement of all direct and indirect costs of providing such services.

                  "Type" shall mean any type of Loan (i.e., a Base Rate Loan or a Eurodollar Rate Loan).

                  "UK Subsidiary" means OMNOVA Wallcovering (UK) Limited, a United Kingdom limited company.

                  "US Joint Venture" means Muraspec N.A. LLC, a Delaware limited liability company of which, as of the Closing Date, the Borrower is the owner of 50.1% of the membership interests.

                  "US Joint Venture Documents" means the Organizational Documents and the Operating Documents relating to the US Joint Venture, as in effect (including all amendments and modifications thereto) on the Closing Date.

                  "Voting Securities" means shares of capital stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

                  "Waiver Letter" has the meaning given thereto in the preamble hereto.

         1.3. RULES OF INTERPRETATION.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                  (b) Each term defined in Articles 1, 8 or 9 of the Ohio Uniform Commercial Code, as in effect from time to time, shall have the meaning given therein unless otherwise defined herein, except to the extent that the Uniform Commercial Code of another jurisdiction is controlling, in which case such terms shall have the meaning given in the Uniform Commercial Code of the applicable jurisdiction.

                  (c) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (d) Except as otherwise expressly provided, references in any Loan Document to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to such Loan Document.

                  (e) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (f) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (g) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                  (h) Except as otherwise expressly provided, all dates and times of day specified herein shall refer to such dates and times at Chicago, Illinois.

                  (i) Whenever interest rates or fees are established in whole or in part by reference to a numerical percentage expressed as "___%", such arithmetic expression shall be interpreted in accordance with the convention that 1% = 100 basis points.

                  (j) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (k) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

         1.4 ACCOUNTING FOR ACQUISITIONS.

         With respect to any Acquisition consummated on or after the Closing Date and prior to the Facility Termination Date in accordance with SECTION 10.2 hereof, the following shall apply:

                  (a) As to each Acquisition that is accounted for as a "purchase," for each of the four Four-Quarter Periods ending next following the date of such Acquisition, (i) Consolidated EBITDA shall include the results of operations of the Person or assets so acquired on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests" but (ii) for purposes of determining compliance with the provisions of SECTION 10.1(c), any increase in Consolidated Net Income resulting solely from such pro forma treatment of such Acquisition shall be disregarded; and

                  (b) For each of the four Four-Quarter Periods ending next following the date of each Acquisition, Consolidated Interest Expense and Consolidated Cash Interest Expense shall include the results of operations of the Person or assets so acquired, which amounts shall be determined on a historical pro forma basis as if such Acquisition had been consummated as a "pooling of interests;" provided, however, Consolidated Interest Expense and Consolidated Cash Interest Expense shall be adjusted on a historical pro forma basis to (i) eliminate cash interest expense accrued during such period on any Indebtedness repaid in connection with such Acquisition and (ii) include cash interest expense on any Indebtedness (including Indebtedness hereunder) incurred, acquired or assumed in connection with such Acquisition ("Incremental Debt") calculated (x) as if all such Incremental Debt had been incurred as of the first day of such Four-Quarter Period and (y) at the following interest rates: (i) for all periods subsequent to the date of the Acquisition and for Incremental Debt assumed or acquired in the Acquisition and in effect prior to the date of Acquisition, at the actual rates of interest applicable thereto, and (ii) for all periods prior to the actual incurrence of such Incremental Debt, equal to the average daily rate of interest actually applicable to such Incremental Debt hereunder or under other financing documents applicable thereto as at the end of each affected Four-Quarter Period, as the case may be.

                                   ARTICLE II

                              THE CREDIT FACILITIES
                              ---------------------

         2.1. REVOLVING LOANS.

                  (a) COMMITMENT. Subject to the terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage up to but not exceeding the Revolving Credit Commitment of such Lender, PROVIDED, however, that the Lenders will not be required and shall have no obligation to make any such Advance (i) so long as a Default or an Event of Default has occurred and is continuing or (ii) if the Agent has accelerated the maturity of any of the Notes as a result of an Event of Default; PROVIDED further, however, that immediately after giving effect to each such Advance, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits and subject to the other terms and conditions of this Agreement, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on a Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date.

                  (b) AMOUNTS. Except as otherwise permitted by the Lenders from time to time, the amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings shall not exceed at any time the Total Revolving Credit Commitment, and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Advance under the Revolving Credit Facility, other than Base Rate Refunding Loans, shall be in an amount of at least $5,000,000, and, if greater than $5,000,000, an integral multiple of $1,000,000.

                  (c) ADVANCES.

                           (i) An Authorized Representative shall give the Agent
                  (1) at least three (3) Business Days' irrevocable telephonic notice of each Eurodollar Rate Loan (whether representing an additional borrowing or the Continuation of a borrowing hereunder or the Conversion of a borrowing hereunder from a Base Rate Loan to a Eurodollar Rate Loan) prior to 11:00 A.M. and (2) irrevocable telephonic notice of each Base Rate Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to SECTION 2.1(c)(iii) and whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 11:00 A.M. on the day of such proposed Revolving Loan. Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the borrowing, the type of Revolving Loan (Base Rate or Eurodollar Rate), the date of borrowing and, if a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Agent's receipt of such notice.

                           (ii) Not later than 2:00 P.M. on the date specified
                  for each borrowing under this SECTION 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Advance or Advances to be made by it on such day available by wire transfer to the Agent in the amount of its pro rata share, determined according to such Lender's Applicable Commitment Percentage of the Revolving Loan or Revolving Loans to be made on such day. Such wire transfer shall be directed to the Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof to the Borrower's Account or otherwise as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Agent.

                           (iii) Notwithstanding the foregoing, if a drawing is
                  made under any Letter of Credit, such drawing is honored by the Issuing Bank, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing from other funds available to the Borrower, (a) provided that the conditions to making a Revolving Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan to the Agent at its Principal Office by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (b) if the conditions to making a Revolving Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Agent (for the benefit of the Issuing Bank) at its Principal Office in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages of the Total Letter of Credit Commitment. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the

                  Agent and the Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Agent at or before 12:00 noon on any Business Day, each Lender shall either make a Base Rate Refunding Loan or fund the purchase of its Participation as specified above in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If such notice to the Lenders is given by the Agent after 12:00 noon on any Business Day, each Lender shall either make such Base Rate Refunding Loan or fund such purchase before 12:00 noon on the next following Business Day.

                  (d) REPAYMENT OF REVOLVING LOANS. The principal amount of each Revolving Loan shall be due and payable to the Agent for the benefit of each Lender in full on the Revolving Credit Termination Date, or earlier as specifically provided herein. The principal amount of any Revolving Loan may be prepaid in whole or in part on any Business Day, upon (a) at least three (3) Business Days' irrevocable telephonic notice, in the case of each Revolving Loan that is a Eurodollar Rate Loan, from an Authorized Representative (effective upon receipt) to the Agent prior to 11:00 A.M. and (b) irrevocable telephonic notice, in the case of each Revolving Loan that is a Base Rate Loan, from an Authorized Representative (effective upon receipt) to the Agent prior to 11:00 A.M. on the day of such proposed repayment. The Authorized Representative shall provide the Agent written confirmation of each such telephonic notice but failure to provide such confirmation shall not effect the validity of such telephonic notice. All prepayments of Revolving Loans made by the Borrower shall be in the amount of $5,000,000 or such greater amount which is an integral multiple of $1,000,000, or the amount equal to all Revolving Credit Outstandings, or such other amount as necessary to comply with SECTION 2.1(b).

                  (e) OPTIONAL REDUCTIONS. The Borrower shall, by notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three
         (3) Business Days' written notice to the Agent, effective upon receipt, to reduce the Total Revolving Credit Commitment. The Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $10,000,000 or such greater amount which is in an integral multiple of $5,000,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid.

                  (f) MANDATORY REDUCTIONS.

                           (i) In the event of any private or public offering of
                  equity securities of the Borrower or any Subsidiary (other than securities issued to the Borrower or another Subsidiary), the Total Revolving Credit Commitment shall be permanently reduced by (i) if the Consolidated Leverage Ratio as of the date of such issuance is greater than or equal to 3.00 to 1.00, one-hundred percent (100%) of the Net Proceeds of such issuance of equity securities of the Borrower or any Subsidiary, and (ii) if the Consolidated Leverage Ratio as of the date of such issuance is less than 3.00 to 1.00, fifty percent (50%) of the Net Proceeds of such issuance of equity securities of the Borrower or any Subsidiary, in each case including without limitation any security not constituting Indebtedness exchangeable, exercisable or convertible for or into equity securities.

                           (ii) The Borrower shall give written notice to the
                  Agent of any equity offering described in this SECTION 2.1(f) not less than five (5) Business Days prior to the closing thereof, and shall confirm to the Agent the closing thereof by written, telefacsimile or telephonic notice (confirmed in writing) on the day of such closing. The Agent shall give each Lender, within one (1) Business Day of receipt of the notice of the closing of such equity issuance, notice (whether written, telefacsimile or telephonic (confirmed in writing)), of such reduction. Each such reduction of the Total Revolving Credit Commitment shall be accompanied by payment of the Revolving Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings plus Swing Line Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid, which payment must be made not more than one
                  (1) Business Day after the receipt of the Net Proceeds by the Borrower or applicable Subsidiary.

         2.2. USE OF PROCEEDS. The proceeds of the Loans made pursuant to the Revolving Credit Facility hereunder shall be used by the Borrower for general working capital needs and other corporate purposes, including the making of Acquisitions and Capital Expenditures permitted hereunder.

         2.3. NOTES.

                  (a) REVOLVING NOTES. Revolving Loans made by each Lender shall be evidenced by the Revolving Note payable to the order of such Lender in the respective amount of its Applicable Commitment Percentage of the Total Revolving Credit Commitment, which Revolving Note shall be dated the Closing Date or a later date pursuant to an Assignment and Acceptance and shall be duly completed, executed and delivered by the Borrower in substitution for the Existing Notes evidencing the Revolving Credit Facility under the Existing Agreement.

                  (b) SWING LINE NOTE. The Swing Line Outstandings shall be evidenced by a separate Swing Line Note payable to the order of the Bank of America in the amount of the Swing Line, which Note shall be dated the Closing Date and shall be duly completed, executed and delivered by the Borrower in substitution for the Existing Notes evidencing the Swing Line under the Existing Agreement.

         2.4. SWING LINE.

                  (a) Notwithstanding any other provision of this Agreement to the contrary, in order to administer the Revolving Credit Facility in an efficient manner and to minimize the transfer of funds between the Agent and the Lenders, Bank of America shall make available Swing Line Loans to the Borrower prior to the Revolving Credit Termination Date. Bank of America shall not be obligated to make any Swing Line Loan pursuant hereto (i) if to the actual knowledge of Bank of America the Borrower is not in compliance with all the conditions to the making of Revolving Loans set forth in this Agreement, (ii) if after giving effect to such Swing Line Loan, the Swing Line Outstandings exceed $10,000,000, or (iii) if after giving effect to such Swing Line Loan, the sum of the Swing Line Outstandings, Revolving Credit Outstandings and Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment. The Borrower may, subject to the conditions set forth in the preceding sentence, borrow, repay and reborrow under this SECTION
         2.4. Unless notified to the contrary by Bank of America, borrowings under the Swing Line shall be made in the minimum amount of $1,000,000 or, if greater, in amounts which are integral multiples of $100,000, or in the amount necessary to effect a Base Rate Refunding Loan, upon written request by telefacsimile transmission, effective upon receipt, by an Authorized Representative of the Borrower made to Bank of America not later than 12:30 P.M. on the Business Day of the requested borrowing. Each such Borrowing Notice shall specify the amount of the borrowing and the date of borrowing, and shall be in the form of EXHIBIT D-2, with appropriate insertions. Unless notified to the contrary by Bank of America, each repayment of a Swing Line Loan shall be in an amount which is an integral multiple of $100,000 or the aggregate amount of all Swing Line Outstandings.

                  (b) The interest payable on Swing Line Loans is solely for the account of Bank of America. Swing Line Loans shall bear interest solely at the Base Rate or, if applicable, the Default Rate. All accrued and unpaid interest on Swing Line Loans shall be payable, on the dates and in the manner provided in SECTION 4.3 with respect to interest on Base Rate Loans.

                  (c) Upon the making of a Swing Line Loan, each Lender shall be deemed to have purchased from Bank of America a Participation therein in an amount equal to that Lender's Applicable Commitment Percentage of such Swing Line Loan. Upon demand made by Bank of America, each Lender shall, according to its Applicable Commitment Percentage of such Swing Line Loan, promptly provide to Bank of America its purchase price therefor in an amount equal to its Participation therein. Any Advance made by a Lender pursuant to demand of Bank of America of the purchase price of its Participation shall when made be deemed to be (i) provided that the conditions to making Revolving Loans shall be satisfied, a Base Rate Refunding Loan under SECTION 2.1, and (ii) in all other cases, the funding by each Lender of the purchase price of its Participation in such Swing Line Loan. The obligation of each Lender to so provide its purchase price to Bank of America shall be absolute and unconditional and shall not be affected by the occurrence of an Event of Default or any other occurrence or event.

         The Borrower, at its option and subject to the terms hereof, may request an Advance pursuant to SECTION 2.1 in an amount sufficient to repay Swing Line Outstandings on any date and the Agent shall provide from the proceeds of such Advance to Bank of America the amount necessary to repay such Swing Line Outstandings (which Bank of America shall then apply to such repayment) and credit any balance of the Advance in immediately available funds in the manner directed by the Borrower pursuant to SECTION 2.1(c)(ii). The proceeds of such Advances shall be paid to Bank of America for application to the Swing Line Outstandings and the Lenders shall then be deemed to have made Loans in the amount of such Advances. The Swing Line shall continue in effect until the Revolving Credit Termination Date, at which time all Swing Line Outstandings and accrued interest thereon shall be due and payable in full.

                                   ARTICLE III

                                LETTERS OF CREDIT

         3.1. LETTERS OF CREDIT. The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; PROVIDED, that (i) the Issuing Bank shall not be obligated to issue any Letter of Credit if it has been notified by the Agent or has actual knowledge that a Default or Event of Default has occurred and is continuing, (ii) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment and (iii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the seventh Business Day prior to the Stated Termination Date.

         3.2. REIMBURSEMENT AND PARTICIPATIONS.

                  (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by
         SECTION 2.1 and Swing Line Loans if permitted by SECTION 2.4) sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by
         SECTION 2.1(c)(iii) and SECTION 2.4, amounts shall be paid pursuant to Advances under the Revolving Credit Facility or, if the Borrower shall elect, by Swing Line Loans. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Default Rate.

                  (b) In accordance with the provisions of SECTION 2.1(c), the Issuing Bank shall notify the Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

                  (c) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof, a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under SECTION 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit in the manner and with the effect provided in SECTION 2.1(c)(iii).

                  (d) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to SECTION 2.1(c)(iii)(b), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date the Lender made its payment) in the related Reimbursement Obligation of the Borrower. Each Lender's obligation to make payment to the Agent for the account of the Issuing Bank pursuant to SECTION 2.1(c)(iii) and SECTION 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by the Issuing Bank from the Borrower, the Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (e) Promptly upon any issuance of a Letter of Credit or any amendment to any Letter of Credit, the Issuing Bank shall deliver to the Agent a copy of such Letter of Credit or amendment. Promptly following the end of each fiscal quarter of the Borrower, the Issuing Bank shall deliver to the Agent a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. Upon the request of any Lender from time to time, the Issuing Bank shall deliver to the Agent, and the Agent shall deliver to such Lender, any other information reasonably requested by such Lender with respect to each Letter of Credit outstanding.

                  (f) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in ARTICLE VII, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures. All Letters of Credit shall be issued pursuant to and subject to the Uniform Customs and Practice for Documentary Credits, 1993 revision, International Chamber of Commerce Publication No. 500 or, if the Issuing Bank shall elect by express reference in an affected Letter of Credit, the International Chamber of Commerce International Standby Practices commonly referred to as "ISP98", or any subsequent amendment or revision of either thereof.

                  (g) The Borrower agrees that the Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (h) Without limiting the generality of the provisions of
         SECTION 13.9, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) caused by the willful misconduct or gross negligence of the party to be indemnified or (ii) caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this SECTION 3.2(h) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date, the Facility Termination Date and expiration or termination of this Agreement.

                  (i) Without limiting Borrower's rights as set forth in SECTION 3.2(h), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and the Issuing Bank's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Application and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                           (i) any lack of validity or enforceability of the
                  Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                           (ii) any amendment or waiver of or any consent to or
                  departure from all or any of the Related LC Documents;

                           (iii) the existence of any claim, setoff, defense
                  (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                           (iv) any breach of contract or other dispute between
                  the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Agent, the Lenders or any other Person;

                           (v) any draft, statement or any other document
                  presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                           (vi) any delay, extension of time, renewal,
                  compromise or other indulgence or modification granted or agreed to by the Agent, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                           (vii) any other circumstance or happening whatsoever,
                  whether or not similar to any of the foregoing;

         provided, however, that nothing contained herein shall be deemed to release the Issuing Bank or any other Lender of any liability for actual loss arising as a result of its gross negligence or willful misconduct; and provided further, however, that to the extent any conflict exists between this Agreement and any Application and Agreement for Letters of Credit or other document or agreement required by the Issuing Bank in connection with the issuance of Letters of Credit, the terms of this Agreement shall control.

                                   ARTICLE IV

                Eurodollar Funding, Fees, and Payment Conventions
                -------------------------------------------------

         4.1. INTEREST RATE OPTIONS. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time and, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall have the option to elect the Type of Loan and the duration of the initial and any subsequent Interest Periods and to Convert Revolving Loans in accordance with SECTIONS 2.1(c)(i) and 4.2, as applicable; PROVIDED, HOWEVER, (a) there shall not be outstanding at any one time Eurodollar Rate Loans having more than eight
(8) different Interest Periods, (b) each Eurodollar Rate Loan (including each Conversion into and each Continuation as a Eurodollar Rate Loan) shall be in an amount of $5,000,000 or, if greater than $5,000,000 an integral multiple of $1,000,000 and (c) no Eurodollar Rate Loan shall have an Interest Period that extends beyond the Stated Termination Date. If the Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by SECTIONS 2.1(c)(i) and 4.2, as applicable, the Borrower shall be deemed to have elected to obtain or Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Agent in accordance with SECTION 4.2. The Borrower shall not be entitled to elect to Continue any Loan as or Convert any Loan into a Eurodollar Rate Loan if a Default or Event of Default shall have occurred and be continuing.

         4.2. CONVERSIONS AND ELECTIONS OF SUBSEQUENT INTEREST PERIODS. Subject to the limitations set forth in the definition of "Interest Period" and in
SECTION 4.1 and ARTICLE VI, the Borrower may:

                  (a) upon delivery of telephonic notice to the Agent (which shall be irrevocable) on or before 11:00 A.M. on any Business Day, Convert any Eurodollar Rate Loan to a Base Rate Loan on the last day of the Interest Period for such Eurodollar Rate Loan; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery of telephonic notice to the Agent (which shall be irrevocable) on or before 11:00 A.M. three (3) Business Days' prior to the date of such Conversion or Continuation:

                           (i) elect a subsequent Interest Period for any
                  Eurodollar Rate Loan to begin on the last day of the then current Interest Period for such Eurodollar Rate Loan; or

                           (ii) Convert any Base Rate Loan to a Eurodollar Rate
                  Loan on any Business Day.

         Each such notice shall be effective upon receipt by the Agent, shall specify the amount of the Eurodollar Rate Loan affected, and, if a Continuation as or Conversion into a Eurodollar Rate Loan, the Interest Period to be used in the computation of interest. The

         Authorized Representative shall provide the Agent written confirmation of each such telephonic notice in the form of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions but failure to provide such confirmation shall not affect the validity of such telephonic notice. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, shall be provided by the Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Agent shall have received such notice by 11:00 A.M.) not later than 3:00 P.M. on the same day as the Agent's receipt of such notice. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

         4.3. PAYMENT OF INTEREST. The Borrower shall pay interest on the outstanding and unpaid principal amount of each Revolving Loan, commencing on the first date of such Revolving Loan until such Revolving Loan shall be repaid, at the applicable Base Rate or Eurodollar Rate as designated by the Borrower in the related Borrowing Notice or Interest Rate Selection Notice or as otherwise provided hereunder. Interest on each Revolving Loan shall be paid on the earlier of (a) in the case of any Base Rate Loan, quarterly in arrears on the last Business Day of each November, February, May and August, commencing on November 30, 1999, until the Revolving Credit Termination Date, at which date the entire principal amount of and all accrued interest on the Revolving Loans shall be paid in full, (b) in the case of any Eurodollar Rate Loan, on last day of the applicable Interest Period for such Eurodollar Rate Loan and if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (c) upon payment in full of the related Revolving Loan; provided, however, that if any Event of Default shall occur and be continuing, all amounts outstanding hereunder shall bear interest thereafter until paid in full at the Default Rate.

         4.4. PREPAYMENTS OF EURODOLLAR RATE LOANS. Whenever any payment of principal shall be made in respect of any Loan hereunder, whether at maturity, on acceleration, by optional or mandatory prepayment or as otherwise required or permitted hereunder, with the effect that any Eurodollar Rate Loan shall be prepaid in whole or in part prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan, such payment of principal shall be accompanied by the additional payment, if any, required by SECTION 6.5.

         4.5. MANNER OF PAYMENT.

                  (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid by or on behalf of the Borrower to the Lenders, the Issuing Bank, the Agent, or Bank of America with respect to any Loan, Letter of Credit, Reimbursement Obligation, or Swing Line Loan, shall be made to the Agent at the Principal Office in Dollars in immediately available funds without condition or deduction or for any setoff, recoupment, deduction or counterclaim on or before 12:30 P.M. on the date such payment is due. The Agent may, but shall not be obligated to, debit the amount of such payment from any one or more ordinary deposit accounts of the Borrower with the Agent.

                  (b) Any payment made by or on behalf of the Borrower that is not made both in Dollars in immediately available funds and prior to 12:30 P.M. on the date such payment is to be made shall constitute a non-conforming payment. Any such non-conforming payment shall not be deemed to be received until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default as otherwise provided herein. Interest shall continue to accrue at the Default Rate on any principal or fees as to which no payment or a non-conforming payment is made from the date such amount was due and payable until the later of (i) the date such funds become available funds or (ii) the next Business Day.

                  (c) In the event that any payment hereunder or under any of the Notes becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; PROVIDED, however, that interest shall continue to accrue during the period of any such extension; and PROVIDED further, however, that in no event shall any such due date be extended beyond the Revolving Credit Termination Date.

         4.6. FEES.

                  (a) UNUSED FEE. Until (and including) the Revolving Credit Termination Date, the Borrower agrees to pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a commitment fee equal to the Applicable Unused Fee multiplied by the average daily amount by which the Total Revolving Credit Commitment exceeds the sum of (i) Revolving Credit Outstandings without giving effect to Swing Line Outstandings plus (ii) Letter of Credit Outstandings. Such fees shall be due in arrears on the last Business Day of each November, February, May and August, commencing November 30, 1999 to and on the Revolving Credit Termination Date. Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when required to do so in accordance with the terms hereof, such Lender shall not be entitled to receive payment of its pro rata share of such fee until such Lender shall make available such portion.

                  (b) LETTER OF CREDIT FACILITY FEES. The Borrower shall pay to the Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin for Eurodollar Rate Loans. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last day of each November, February, May and August, the first such payment to be made on the first such date occurring after the date of issuance of a Letter of Credit.

                  (c) LETTER OF CREDIT FRONTING AND ADMINISTRATIVE FEES. From and after the date on which there is more than one Lender, the Borrower shall pay to the Issuing Bank a fronting fee of one-eighth of one percent per annum (.125 %) on the aggregate amount available to be drawn on each outstanding Letter of Credit, such fee to be payable quarterly in arrears with respect to each Letter of Credit on the dates established in

         SECTION 4.6(b) for the payment of Letter of Credit facility fees with respect to such Letter of Credit. The Borrower shall also pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                  (d) AGENCY ADMINISTRATIVE FEES. The Borrower agrees to pay to the Agent, for the Agent's individual account, an annual administrative fee, such fee to be payable in such amounts and on such dates as from time to time agreed to by the Borrower and Agent in writing.

         4.7. PRO RATA PAYMENTS. Except as otherwise specified herein, (a) each payment on account of the principal of and interest on Loans, the fees described in SECTION 4.6(a) AND (b), and Swing Line Loans and Reimbursement Obligations as to which the Lenders have funded their respective Participations which remain outstanding, shall be made to the Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages, and (b) the Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

         4.8. COMPUTATION OF RATES AND FEES. Except as may be otherwise expressly provided, (i) the Prime Rate shall be computed on the basis of the 365/366 day year and calculated for actual days elapsed, and (ii) all other interest rates (including each Eurodollar Rate, the Federal Funds Rate and the Default Rate) and fees shall be computed on the basis of a year of 360 days and calculated for actual days elapsed.

         4.9. DEFICIENCY ADVANCES; FAILURE TO PURCHASE PARTICIPATIONS. No Lender shall be responsible for any default of any other Lender in respect to such other Lender's obligation to make any Loan or Advance hereunder or to fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment or Letter of Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing or the provisions of SECTION 4.10, in the event any Lender shall fail to advance funds to the Borrower as herein provided, the Agent may in its discretion, but shall not be obligated to, advance under the applicable Note in its favor as a Lender all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such Advance under its Note; provided that, (i) such defaulting Lender shall not be entitled to receive payments of principal, interest or fees with respect to such deficiency advance until such deficiency advance (together with interest thereon as provided in clause (ii)) shall be paid by such Lender and
(ii) upon payment to the Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Agent by a Borrower on each Loan comprising the deficiency advance at the Federal Funds Rate, then such payment shall be credited against the applicable Note of the Agent in full payment of such deficiency advance and such Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by such Borrower thereon. In the event any Lender shall fail to fund its purchase of a Participation after notice from the Issuing Bank or Bank of America as the Swing Line lender, as applicable, such Lender shall pay to the Issuing Bank or Bank of America as the Swing Line lender, as applicable, such amount on demand, together with interest on the amount so due from the date of such notice at the Federal Funds Rate to the date such purchase price is received by the Issuing Bank or Bank of America as the Swing Line lender, as applicable.

         4.10. INTRADAY FUNDING. Without limiting the provisions of SECTION 4.9, unless the Borrower or any Lender has notified the Agent not later than 12:00 Noon of the Business Day before the date any payment (including in the case of Lenders any Advance) to be made by it is due, that it does not intend to remit such payment, the Agent may, in its discretion, assume that Borrower or each Lender, as the case may be, has timely remitted such payment in the manner required hereunder and may, in its discretion and in reliance thereon, make available such payment (or portion thereof) to the Person entitled thereto as otherwise provided herein. If such payment was not in fact remitted to the Agent in the manner required hereunder, then:

                  (i) if Borrower failed to make such payment, each Lender shall forthwith on demand repay to the Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each day from and including the date such amount was made available by the Agent to such Lender to the date such amount is repaid to the Agent at the Federal Funds Rate; and

                  (ii) if any Lender failed to make such payment, the Agent shall be entitled to recover such corresponding amount forthwith upon the Agent's demand therefor, the Agent promptly shall notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent in immediately available funds upon receipt of such demand. The Agent also shall be entitled to recover interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent, (a) from such Lender at a rate per annum equal to the daily Federal Funds Rate or (b) from the Borrower, at a rate per annum equal to the interest rate applicable to the Loan which includes such corresponding amount. Until the Agent shall recover such corresponding amount together with interest thereon, such corresponding amount shall constitute a deficiency advance within the meaning of SECTION 4.9. Nothing herein shall be deemed to relieve any Lender from its obligation to fulfill its commitments hereunder or to prejudice any rights which the Agent or the Borrower may have against any Lender as a result of any default by such Lender hereunder.

                                    ARTICLE V

                                    Security
                                    --------

         5.1 SECURITY. As security for the full and timely payment and performance of all Obligations, the Borrower shall, and shall cause all other Credit Parties, on or before the Closing Date, to do or cause to be done all things necessary in the opinion of the Agent and its counsel to grant to the Agent for the benefit of the Agent and the Lenders a duly perfected first priority security interest in all Collateral subject to no prior Lien or other encumbrance or restriction on transfer except as set forth on SCHEDULE 8.6 or as may otherwise be acceptable to the Agent. Without limiting the foregoing, the Borrower and each Subsidiary having rights in any Subsidiary Securities shall on the Closing Date deliver to the Agent, in form and substance reasonably acceptable to the Agent, (a) a Pledge Agreement which shall pledge to the Agent for the benefit of the Agent and the Lenders (i) subject to SECTION 7.3(j), except with respect to the Asian Joint Ventures, 65% of the Voting Securities of each Direct Foreign Subsidiary (or if the Borrower and its Subsidiaries shall own less than 65%, then all of the Voting Securities owned by them) and 100% of the other Subsidiary Securities of such Direct Foreign Subsidiary, and (ii) all of the Subsidiary Securities of all Domestic Subsidiaries except the US Joint Venture or any of its Subsidiaries, (b) subject to SECTION 7.3(c), if such Subsidiary Securities are in the form of certificated securities, such certificated securities, together with undated stock powers or other appropriate transfer documents endorsed in blank pertaining thereto, (c) if such Subsidiary Securities do not constitute securities and the Subsidiary has not elected to have such interests treated as securities under Article 8 of the Uniform Commercial Code, a control agreement (containing the provisions described in SECTION 9.18(f)) from the Registrar of such Subsidiary Securities and (d) Uniform Commercial Code financing statements reflecting the Lien in favor of the Agent on such Subsidiary Securities, each in form and substance acceptable to the Agent, and shall take such further action and deliver or cause to be delivered such further documents as required by the Security Instruments or otherwise as the Agent may request to effect the transactions contemplated by this ARTICLE V. The Borrower shall, and shall cause each Subsidiary to, pledge to the Agent for the benefit of the Agent and the Lenders (and as appropriate to reaffirm its prior pledge of) all of the Pledged Interests of any Subsidiary that is a Domestic Subsidiary or a Direct Foreign Subsidiary acquired or created after the Closing Date and to deliver to the Agent all of the documents and instruments in connection therewith as are required pursuant to the terms of
SECTION 9.18 and of the Security Instruments.

         5.2 FURTHER ASSURANCES. At the request of the Agent, the Borrower will and will cause each other Credit Party, as the case may be, to execute, by its duly authorized officers, alone or with the Agent, any certificate, instrument, financing statement, control agreement, statement or document, or to procure any such certificate, instrument, statement or document, or to take such other action (and pay all connected costs) which the Agent reasonably deems necessary from time to time to create, continue or preserve the Liens and security interests in Collateral (and the perfection and priority thereof) of the Agent, for the benefit of the Agent and the Lenders, contemplated hereby and by the other Loan Documents and specifically including all Collateral acquired by the Borrower or any other Credit Party after the Closing Date and all motor vehicles required to be granted pursuant to SECTION 10.21 or otherwise. The Agent is hereby irrevocably authorized to execute and file or cause to be filed, with or if permitted by applicable law without the signature of the Borrower or any Credit Party appearing thereon, all Uniform Commercial Code financing statements reflecting the Borrower or any other Credit Party as "debtor" and the Agent as "secured party", and continuations thereof and amendments thereto, as the Agent reasonably deems necessary or advisable to give effect to the transactions contemplated hereby and by the other Loan Documents.

         5.3 INFORMATION REGARDING COLLATERAL. The Borrower represents, warrants and covenants that (i) the chief executive office of the Borrower and each other Person providing Collateral pursuant to a Security Instrument (each, a "Grantor") at the Closing Date is located at the address or addresses specified on SCHEDULE 5.3, and (ii) SCHEDULE 5.3 contains a true and complete list of (a) the exact legal name, jurisdiction of formation, and address of each Grantor and of each other Person that has effected any merger or consolidation with a Grantor or contributed or transferred to a Grantor any property constituting Collateral at any time since January 1, 1996 (excluding Persons making sales in the ordinary course of their businesses to a Grantor of property constituting inventory in the hands of such seller), (b) the exact legal name, jurisdiction of formation, and each location of the chief executive office of each Grantor at any time since January 1, 1996, (c) each location in which property constituting Collateral is or has been located since January 1, 1996 (together with the name of each owner of the property located at such address if not the applicable Grantor, and a summary description of the relationship between the applicable Grantor and such Person), and (d) each trade name, trademark or other trade style used by any Grantor since January 1, 1996 and the purposes for which it was used. Borrower shall not change, and shall not permit any other Grantor to change, its name, jurisdiction of formation (whether by reincorporation, merger or otherwise), the location of its chief executive office or any location specified in clause (c) of the immediately preceding sentence, or use or permit any other Grantor to use, any additional trade name, trademark or other trade style, except upon giving not less than thirty (30) days' prior written notice to the Agent and taking or causing to be taken all such action at Borrower's or such other Grantor's expense as may be reasonably requested by the Agent to perfect or maintain the perfection of the Lien of the Agent in Collateral.

         5.4 MORTGAGES. Without limiting the generality of SECTION 5.1, the Borrower, as security for all Obligations, and each Domestic Subsidiary, as security for the Guarantors' Obligations and for all Obligations, as applicable, shall deliver to the Agent (i) on the Closing Date, with respect to each parcel of real property owned and listed on part (a) of SCHEDULE 5.4 hereto, a Mortgage, and (ii) with respect to each parcel of real property acquired or leased by the Borrower or a Guarantor after the Closing Date with a fair market value greater than $250,000 (determined as provided in the definition of "Mortgaged Property"), unless otherwise agreed by the Required Lenders, within fifteen (15) days of the consummation of such acquisition or lease, a Mortgage with respect to such parcel of real property and, (iii) with respect to each such parcel of Mortgaged Property described in (i) or (ii) above, the related Real Property Support Documents.

         5.5 PERMITTED ASSET SECURITIZATIONS. Notwithstanding anything to the contrary herein or in the Security Instruments, with respect to accounts receivable that constitute Securitization Accounts, at the sole expense of the Borrower, (i) the Lien on any such account receivable in favor of the Agent created herein or in the Security Instruments shall be automatically terminated at such time as such account receivable satisfies the conditions to become a Securitization Account and is purchased by the Securitization Subsidiary pursuant to the Receivables Sales Agreement, but only to the extent necessary to effectuate the Permitted Asset Securitization pursuant to which such account receivable becomes a Securitization Account, (ii) the Agent shall take all such actions, after receiving reasonable advance notice thereof and at the sole expense of the Borrower, as are reasonably necessary to effectuate such release, and (iii) the Lien of the Agent for the benefit of the Agent and the Lenders in accounts receivable shall continue or immediately reattach, as the case may be, to any account receivable to the extent such account receivable does not, or ceases to, constitute a Securitization Account.

                                   ARTICLE VI

                             Change in Circumstances
                             -----------------------

         6.1. INCREASED COST AND REDUCED RETURN.

                  (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                           (i) shall subject such Lender (or its Applicable
                  Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, its Note, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement or its Note in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                           (ii) shall impose, modify, or deem applicable any
                  reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of such Lender hereunder; or

                           (iii) shall impose on such Lender (or its Applicable
                  Lending Office) or on the London interbank market any other condition affecting this Agreement or its Note or any of such extensions of credit or liabilities or commitments;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement or its Note with respect to any Eurodollar Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction. If any Lender requests compensation by the Borrower under this SECTION 6.1(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of SECTION 6.4 shall be applicable); PROVIDED that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (c) Each Lender shall promptly notify the Borrower and the Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this
         SECTION 6.1 and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this
         SECTION 6.1 shall furnish to the Borrower and the Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods.

                  6.2. LIMITATION ON TYPES OF LOANS. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (a) the Agent determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders determine (which determination shall be conclusive) and notify the Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

then the Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

         6.3. ILLEGALITY. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of SECTION 6.4 shall be applicable).

         6.4. TREATMENT OF AFFECTED LOANS. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to SECTION 6.1 or 6.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by SECTION 6.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in
SECTION 6.1 or 6.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Agent) that the circumstances specified in SECTION 6.1 or 6.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this SECTION 6.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

         6.5. COMPENSATION. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to SECTION 11.1) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         ARTICLE VII to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion, Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

         6.6. TAXES.

                  (a) Any and all payments by the Borrower to or for the account of any Lender or the Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, EXCLUDING, in the case of each Lender and the Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this SECTION 6.6) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Agent, at its address referred to in SECTION 13.2, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In addition, the Borrower agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this SECTION 6.6) paid by such Lender or the Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Agent with (i)

         Internal Revenue Service Form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States, (ii) Internal Revenue Service Form W-8 (including Form W-8BEN or W-8EC1) or W-9, as appropriate, or any successor form prescribed by the Internal Revenue Service, and (iii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents.

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Agent with the appropriate form pursuant to SECTION 6.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under SECTION 6.6(a) or 6.6(b) with respect to Taxes imposed by the United States; PROVIDED, HOWEVER, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this SECTION 6.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 6.6 shall survive the termination of the Revolving Credit Commitments, the payment in full of the Notes and the Facility Termination Date.

                                   ARTICLE VII

        CONDITIONS TO CLOSING, MAKING LOANS AND ISSUING LETTERS OF CREDIT
        -----------------------------------------------------------------

         7.1. CONDITIONS OF CLOSING. The closing of this Agreement is subject to the conditions precedent that:

                  (a) the Agent shall have received on the Closing Date, in form and substance satisfactory to the Agent and Lenders, the following:

                           (i) executed originals of each of this Agreement, the
                  Notes, the initial Facility Guaranties, the Security Instruments and the other Loan Documents (other than the LC Account Agreement), together with all schedules and exhibits thereto;

                           (ii) the favorable written opinions with respect to
                  the Loan Documents and the transactions contemplated thereby of special counsel to the Credit Parties dated the Closing Date, addressed to the Agent and the Lenders and satisfactory to Smith Helms Mulliss & Moore, L.L.P., special counsel to the Agent, substantially in the form of EXHIBIT G;

                           (iii) resolutions of the boards of directors or other
                  appropriate governing body (or of the appropriate committee thereof) of each Credit Party certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by such Person, and authorizing the execution and delivery thereof;

                           (iv) specimen signatures of officers or other
                  appropriate representatives executing the Loan Documents on behalf of each of the Credit Parties, certified by the secretary or assistant secretary of such Credit Party;

                           (v) the Organizational Documents of each of the
                  Credit Parties certified as of a recent date by the Secretary of State of its state of organization, or a certificate of an Authorized Representative to the effect that there has been no change to the Organizational Documents of such Credit Party since such Organizational Documents were delivered to the Agent on the Original Closing Date;

                           (vi) Operating Documents of each of the Credit
                  Parties certified as of the Closing Date as true and correct by its secretary or assistant secretary, or a certificate of an Authorized Representative to the effect that there has been no change to the Operating Documents of such Credit Party since such Operating Documents were delivered to the Agent on the Original Closing Date;

                           (vii) certificates issued as of a recent date by the
                  Secretaries of State of the respective jurisdictions of formation of each of the Credit Parties as to the due existence and good standing of such Person;

                           (viii) with respect to the Borrower, to the extent
                  that the notice delivered by the Borrower pursuant to SECTION 7.1(a)(IX) of the Existing Agreement on the Original Closing Date is no longer accurate, a notice of appointment of the initial Authorized Representative(s) substantially in the form of EXHIBIT C hereto;

                           (ix) certificate of an Authorized Representative
                  dated the Closing Date demonstrating compliance with the financial covenants contained in SECTION 10.1 as of the end of the fiscal quarter of the Borrower and its Subsidiaries ended February 28, 2001, substantially in the form of EXHIBIT H;

                           (x) evidence of all insurance, with applicable
                  coverage and endorsements, required by the Loan Documents;

                           (xi) if elected by the Borrower, one or more Interest
                  Rate Selection Notices;

                           (xii) evidence of the filing of Uniform Commercial
                  Code financing statements reflecting the filing in all places required by applicable law to perfect the Liens of the Agent under the Security Instruments as a first priority Lien as to items of Collateral in which a security interest may be perfected by the filing of financing statements, and such other documents and/or evidence of other actions as may be necessary under applicable law (including, without limitation, any filings relating to Intellectual Property but excluding any filing of Mortgages until the effectiveness of this Agreement) to perfect the Liens of the Agent under the Security Instruments as a first priority Lien in and to such other Collateral as the Agent may require, including without limitation:

                                    (i) the delivery by the Borrower and each
                           other applicable Credit Party of all stock certificates evidencing Pledged Interests, accompanied in each case by duly executed stock powers (or other appropriate transfer documents) in blank affixed thereto; and

                                    (ii) the delivery by the Borrower and each
                           other applicable Credit Party of certificates of the Registrar of each partnership or limited liability company Subsidiary evidencing the due registration on the registration books of such Person of the Lien in favor of the Agent conferred under the Security Instruments;

                           (xiii) evidence that all fees payable by the Borrower
                  on the Closing Date to the Agent, BAS and the Lenders have been paid in full, including the due diligence expenses of the Agent and the fees and expenses of counsel for the Agent to the extent invoiced prior to or on the Closing Date (which may include amounts constituting reasonable estimates of such fees and expenses incurred or to be incurred in connection with the transaction; provided that no such estimate shall thereafter preclude the final settling of accounts as to such fees and expenses);

                           (xiv) Uniform Commercial Code search results showing
                  only those Liens as are acceptable to the Lenders;

                           (xv) a certificate of an officer of the Borrower
                  reasonably satisfactory to the Agent and the Lenders as to the matters set forth in SECTION 7.1(b); and

                           (xvi) each of the applicable Real Property Support
                  Documents with respect to each parcel of Mortgaged Property for which a Mortgage is being delivered as of the Closing Date, other than the final Title Policy for each such parcel of Mortgaged Property to the extent not available on the Closing Date;

                           (xvii) a complete, executed copy of the
                  Securitization Documents, certified by an Authorized Representative of the Borrower to be true and correct, including the Receivables Amendment Agreement and all other amendments, modifications, supplements or other alterations through the Closing Date;

                           (xviii) a complete, executed copy of each of the US
                  Joint Venture Documents;

                           (xix) a certificate of an Authorized Representative
                  of the Borrower certifying that the Permitted Asset Securitization is in full force and effect as of the Closing Date, and no party to any of the Securitization Documents has given any notice to any other party of its intent to terminate, amortize or discontinue the purchase of receivables under the Permitted Asset Securitization or any of the Securitization Documents pursuant to the terms thereof; and

                           (xx) such other documents, instruments, certificates
                  and opinions as the Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby; and

                  (b) In the good faith judgment of the Agent and the Lenders:

                           (i) there shall not have occurred or become known to
                  the Agent or the Lenders any event, condition, situation or status since the date of the information contained in the financial and business projections, budgets, pro forma data and forecasts concerning the Borrower and its Subsidiaries delivered to the Agent prior to the Closing Date that has had or could reasonably be expected to result in a Material Adverse Effect;

                           (ii) no order, decree, judgment, ruling, injunction,
                  litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened, and there shall exist no order, decree, judgment, injunction or arbitral award or ruling, which could reasonably be likely to result in a Material Adverse Effect;

                           (iii) each of the Credit Parties shall have received
                  all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of
                  (a) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (b) any agreement, document or instrument to which any of the Credit Parties is a party or by which any of them or their properties is bound, except to the extent not receiving, making or giving such approvals, consents, waivers, filings and notices will not have a Material Adverse Effect.

         7.2. CONDITIONS OF REVOLVING LOANS AND LETTER OF CREDIT. The obligations of the Lenders to make any Revolving Loans, and the Issuing Bank to issue (or renew) any Letters of Credit and Bank of America to make Swing Line Loans, hereunder on or subsequent to the Closing Date are subject to the satisfaction of the following conditions:

                  (a) the satisfaction of all conditions set forth in SECTION
         7.1 hereof;

                  (b) the Agent or, in the case of Swing Line Loans, Bank of America shall have received a Borrowing Notice if required by ARTICLE II;

                  (c) the representations and warranties of the Credit Parties set forth in ARTICLE VIII and in each of the other Loan Documents shall be true and correct on and as of the date of such Advance, Swing Line Loan or Letter of Credit issuance or renewal, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date (specifically, as to SECTION 8.4, Borrower agrees to provide an updated SCHEDULE 8.4 annually, and further specifically excepting the last sentence of
         SECTION 8.6, all of SECTIONS 8.7(b), 8.10, 8.11 AND 8.14(a), and the last sentence of SECTION 8.17) and except that the financial statements referred to in SECTION 8.5(a) shall be deemed (solely for the purpose of the representation and warranty contained in such SECTION 8.5(a) but not for the purpose of any cross reference to such SECTION 8.5(a) or to the financial statements described therein contained in any other provision of SECTION 8.5 or elsewhere in ARTICLE VIII) to be those financial statements most recently delivered to the Agent and the Lenders pursuant to SECTION 9.1 from the date financial statements are delivered to the Agent and the Lenders in accordance with such Section;

                  (d) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

                  (e) at the time of (and after giving effect to) each Advance, Swing Line Loan or the issuance of a Letter of Credit, no Default or Event of Default specified in ARTICLE XI shall have occurred and be continuing; and

                  (f) immediately after giving effect to:

                           (i) a Revolving Loan, the aggregate principal balance
                  of all outstanding Revolving Loans for each Lender shall not exceed such Lender's Revolving Credit Commitment;

                           (ii) a Letter of Credit or renewal thereof, the
                  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment;

                           (iii) a Swing Line Loan, the Swing Line Outstandings
                  shall not exceed $10,000,000; and

                           (iv) a Revolving Loan, Swing Line Loan or a Letter of
                  Credit or renewal thereof, the sum of Letter of Credit Outstandings plus Revolving Credit Outstandings plus Swing Line Outstandings shall not exceed the Total Revolving Credit Commitment.

         7.3 POST-CLOSING ITEMS. The Borrower shall deliver to the Agent:

                  (a) within thirty (30) days after the Closing Date, a final Title Policy with respect to each Mortgaged Property listed on part (a) of SCHEDULE 5.4 for which a final Title Policy was not otherwise delivered on the Closing Date pursuant to Section 7.1(a)(XVI);

                  (b) within ninety (90) days after the Closing Date, evidence satisfactory to the Agent of the dissolution of OMNOVA Spain, PROVIDED THAT, the date for delivery thereof may be increased by up to sixty
         (60) additional days by the Agent in its sole discretion so long as no Default or Event of Default has occurred and is continuing at the time of such extension;

                   (c) within thirty (30) days after the Closing Date, each of:

                           (i) the certificate or certificates evidencing the
                  Pledged Interests of GenCorp Performance Chemicals (Singapore) Pte. Ltd., or any successor thereof (including by name change), with a stock power executed in blank in form satisfactory to the Agent; and

                           (ii) the certificate or certificates evidencing the
                  Pledged Interests of the UK Subsidiary, with a stock power executed in blank in form satisfactory to the Agent;

                  PROVIDED THAT, in each case the date for delivery thereof may be increased by up to sixty (60) additional days by the Agent in its sole discretion so long as no Default or Event of Default has occurred and is continuing at the time of such extension;

                  (d) within thirty (30) days after the Closing Date, evidence satisfactory to the Agent of the change of the name of GenCorp Performance Chemicals (Singapore) Pte. Ltd. to OMNOVA Performance Chemicals (Singapore) Pte. Ltd., or a similar name acceptable to the Agent, PROVIDED THAT, the date for delivery thereof may be increased by up to sixty (60) additional days by the Agent in its sole discretion so long as no Default or Event of Default has occurred and is continuing at the time of such extension;

                  (e) concurrently with the delivery of the certificates required under SECTION 7.3(c)(i) and concurrently with the delivery of the evidence of name change required under SECTION 7.3(d), an amendment to Schedule I to the appropriate Pledge Agreement reflecting such events;

                  (f) within thirty (30) days after the Closing Date, unless waived by the Agent, UCC-3 amendment or termination statements satisfactory to the Agent with respect to each of the UCC-1 financing statements showing the Borrower as debtor, Borden Chemicals & Plastics as secured party, and Fleet Capital Corporation as assignee, filed with
         (i) the Secretary of State of Mississippi (file number 01420517), (ii) Lowndes County, Mississippi (file number 127465), and (iii) the Secretary of State of Pennsylvania (file number 31490592);

                  (g) within ninety (90) days after the Closing Date, a certificate demonstrating that the Borrower is in good standing as a foreign corporation in the State of Illinois, unless the Borrower demonstrates to the Agent's satisfaction, in its sole discretion, that the Borrower is not required to be in good standing in the State of Illinois either for the purpose of its own operations or for the purpose of the enforcement and realization of benefits of any of the Loan Documents;

                  (h) within ninety (90) days after the Closing Date, a Mortgage with respect to each parcel of real property leased by the Borrower or any of its Subsidiaries and listed on part (b) of SCHEDULE 5.4, and the related Real Property Support Documents with respect to each such parcel of leased property; PROVIDED THAT the Agent, in its sole discretion, may (i) extend the time for the delivery of any such Mortgage and the related Real Property Support Documents by up to sixty
         (60) additional days so long as no Default or Event of Default has occurred and is continuing at the time of such extension, or (ii) waive the delivery of a Mortgage and the related Real Property Support Documents for any such parcel of leased property with respect to which the Agent has determined that, despite the Borrower's commercially reasonable best efforts, no consent of the landlord of such parcel of leased property necessary for the valid execution, delivery, recordation and effectiveness of such a Mortgage can be obtained; PROVIDED FURTHER THAT, in the event of any waiver provided for any parcel of leased property granted pursuant to clause (ii) above, such parcel of real property shall no longer be part of the definition of "Mortgaged Property" despite being listed on SCHEDULE 5.4 hereto;

                  (i) within ninety (90) days after the Closing Date, evidence of the termination of that certain Notice of Claim of Lien and Claim of Lien by First Tier Subcontractor in the amount of $30,453.00 in favor of Smith Environmental Corporation, filed on January 26, 2001, relating to that certain parcel of real property owned by the Borrower and described in part (a) of SCHEDULE 5.4 as being located at 2011 Rocky River Road North, Monroe, Union County, North Carolina, PROVIDED THAT, the date for delivery thereof may be increased by up to sixty (60) additional days by the Agent in its sole discretion so long as no Default or Event of Default has occurred and is continuing at the time of such extension;

                  (j) within thirty (30) days after the Closing Date, a Pledge Agreement in form and substance satisfactory to the Agent evidencing the pledge to the Agent, for the benefit of the Agent and the Lenders, of the Pledged Interests of OMNOVA Brazil, PROVIDED THAT, the date for delivery thereof may be increased by up to sixty (60) additional days by the Agent in its sole discretion so long as no Default or Event of Default has occurred and is continuing at the time of such extension; and

                  (k) within thirty (30) days after the Closing Date, a Landlord Waiver in form and substance satisfactory to the Agent with respect to the leased property of the Borrower located at 2722 Chambers Drive, Monroe, Union County, North Carolina, PROVIDED THAT the Agent, in its sole discretion, may (i) extend the time for the delivery of such Landlord Waiver by up to sixty (60) additional days so long as no Default or Event of Default has occurred and is continuing at the time of such extension, or (ii) waive the delivery of such Landlord Waiver to the extent the Agent has determined that the landlord will not execute and deliver a Landlord Waiver acceptable to the Agent, despite the Borrower's commercially reasonable best efforts.

                                  ARTICLE VIII

                         Representations and Warranties
                         ------------------------------

         The Borrower represents and warrants with respect to itself and to its Subsidiaries (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans), that:

         8.1. ORGANIZATION AND AUTHORITY.

                  (a) The Borrower and each Subsidiary is a corporation, limited liability company, partnership or other organizational entity, as the case may be, duly organized and validly existing under the laws of the jurisdiction of its formation;

                  (b) The Borrower and each Subsidiary (i) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (ii) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                  (c) The Borrower has the power and authority to execute, deliver and perform this Agreement and the Notes, and to borrow hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party;

                  (d) Each Guarantor has the power and authority to execute, deliver and perform the Facility Guaranty and each of the other Loan Documents to which it is a party; and

                  (e) When executed and delivered, each of the Loan Documents to which any Credit Party is a party will be the legal, valid and binding obligation or agreement, as the case may be, of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity which may limit the availability of remedies (whether considered in a proceeding at law or in equity).

         8.2. LOAN DOCUMENTS. The execution, delivery and performance by each Credit Party of each of the Loan Documents to which it is a party:

                  (a) have been duly authorized by all requisite Organizational Action of such Credit Party required for the lawful execution, delivery and performance thereof;

                  (b) do not violate any provisions of (i) any applicable law, rule or regulation (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on such Credit Party or its properties, (iii) the Organizational Documents or Operating Documents of such Credit

         Party, in each case in clauses (i) and (ii) hereof, which violation could reasonably be expected to have a Material Adverse Effect;

                  (c) does not and will not be in conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which such Credit Party or any of its subsidiaries is a party, or by which the properties or assets of such Credit Party or any of its subsidiaries are bound which conflict, breach or event of default could reasonably be expected to have a Material Adverse Effect; and

                  (d) does not and will not result in the creation or imposition of any Lien upon any of the properties or assets of such Credit Party or any Subsidiary except any Liens in favor of the Agent and the Lenders created by the Loan Documents.

         8.3. GOVERNMENTAL AUTHORIZATION. Neither the respective businesses or properties of the Borrower or any Subsidiary, nor any relationship between the Borrower or any Subsidiary and any other Person, nor the execution, delivery and performance of the Loan Documents and the transactions contemplated hereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or other authority or any other Person on the part of the Borrower or any Subsidiary as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, this Agreement or the other Loan Documents, or if so, such consent, approval, authorization, filing, registration or qualification has been obtained or effected, as the case may be.

         8.4. CAPITALIZATION; SUBSIDIARIES; INVESTMENTS. All outstanding shares of capital stock of the Borrower have been duly authorized and are listed on
SCHEDULE 8.4. Except as set forth on SCHEDULE 8.4, there are no outstanding subscriptions, warrants, options, calls, commitments or other rights (preemptive or otherwise) or agreements to which the Borrower or, to the knowledge of the Borrower, any shareholder is bound relating to the issuance, sale or redemption of shares of common stock of the Borrower. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in SCHEDULE 8.4 and such schedule states the authorized and issued capitalization of each Subsidiary listed thereon, the number of shares or other equity interests of each class of capital stock or interest issued and outstanding of each such Subsidiary and the number and percentage of outstanding shares or other equity interest (including options, warrants and other rights to acquire any interest) of each such class of capital stock or other equity interest owned by the Borrower or by any such Subsidiary; the outstanding shares or other equity interests of each such Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable; and the Borrower and each such Subsidiary owns beneficially and of record all the shares and other interests it is listed as owning in SCHEDULE 8.4, free and clear of any Lien other than Liens permitted under SECTION 10.4. The Borrower has no investments and owns no interest in any other Person (excluding Subsidiaries) other than as listed in SCHEDULE 8.4.

         8.5. FINANCIAL CONDITION.

                  (a) The Borrower has heretofore furnished to the Agent and each Lender (i) audited consolidated financial statements of the Borrower and its Subsidiaries for the Fiscal Years ended November 30, 1999 and November 30, 2000, consisting of a consolidated balance sheet and the notes thereto and the related consolidated statements of income, divisional equity and cash flows for the fiscal periods then ended as examined and certified by Ernst & Young, LLP, and (ii) if available on the Closing Date, unaudited consolidated interim financial statements of the Borrower and its Subsidiaries consisting of consolidated balance sheets and related consolidated statements of income, stockholders' equity and cash flows for and as of the end of the three-month period ended February 28, 2001, and (iii) pro forma quarterly projections for the Fiscal Year ending November 30, 2001, including pro forma balance sheets and income and cash flow statements. Except as set forth therein, the financial statements described in (i) and (ii) (if delivered) above (including the notes thereto) present fairly the financial condition of the Borrower and its Subsidiaries as of the end of such Fiscal Years and such three-month period and the results of their operations, cash flows and the changes in divisional equity for the Fiscal Years and three-month period then ended, all in conformity with GAAP applied on a Consistent Basis, subject however, in the case of unaudited interim statements to year end audit adjustments and the absence or reduced scope of footnote disclosures;

                  (b) since the later of (i) the date of the audited financial statements delivered pursuant to SECTION 8.5(a)(i) hereof or (ii) the date of the audited financial statements most recently delivered pursuant to SECTION 9.1(a) hereof, there has been no material adverse change in the condition, financial or otherwise, of the Borrower, any of its Subsidiaries or, in respect of clause (i), in the businesses, properties, performance or operations of the Borrower or any of its Subsidiaries, nor have such businesses or properties been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God; and

                  (c) except as set forth in the financial statements referred to in SECTION 8.5(a) or in SCHEDULE 8.5 or permitted by SECTION 10.5, neither Borrower nor any Subsidiary has incurred any material Indebtedness which remains outstanding or unsatisfied.

         8.6. TITLE TO PROPERTIES. The Borrower and each of its Subsidiaries has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for (i) the transfer restrictions and Liens described in SCHEDULE 8.6, (ii) Liens permitted by
SECTION 10.4, (iii) with respect to any personal property that constitutes a security, transfer restrictions imposed under Federal and state securities laws and regulations, and (iv) the lack of title or the presence of such transfer restrictions that could not reasonably be expected to have a Material Adverse Effect. All real property owned or leased by the Borrower and its Subsidiaries are described on SCHEDULE 8.6 hereto.

         8.7. LITIGATION; LOSS CONTINGENCIES. Except as set forth in SCHEDULE
8.7 hereto, there are no legal actions, suits, proceedings, claims or disputes pending, or to the knowledge of the Borrower threatened, at law, in equity, in arbitration or before any Governmental Authority against or, to the Borrower's knowledge, directly affecting the Borrower or any of its Subsidiaries (a) with respect to this Agreement or any of the other Transaction Documents, or any of the transactions contemplated hereby, or (b) which, in the opinion of management, after reviewing the information which is currently available with respect to such matters and consulting with the Borrower's counsel, could reasonably be expected to have a Material Adverse Effect. No injunction, writ, temporary restraining order, decree or order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery or performance of this Agreement or any of the other Loan Documents. Except as set forth in SCHEDULE 8.7 hereto, there are no material Contingent Obligations which are not, or are not in effect, Guaranties or "loss contingencies" (as defined in Statement of Financial Accounting Standards No. 5 issued by the Financial Accounting Standards Board in March 1975 ("FAS 5")), which would be required by FAS 5 to be disclosed or accrued in consolidated financial statements of the Borrower were such financial statements prepared at the time this representation and warranty is made or deemed made.

         8.8. NO DEFAULT OR BREACH. No default or event has occurred and is continuing or would result from the consummation of the transactions contemplated under this Agreement and under the other Transaction Documents which constitutes or, with the giving of notice or passage of time or both, would constitute an Event of Default. Except as set forth on SCHEDULE 8.8 hereto, after giving effect to the transactions contemplated hereby and by the other Transaction Documents, neither the Borrower nor any of its Subsidiaries nor, to the best of the Borrower's knowledge, with respect to any contract to which the Borrower or any Subsidiary is a party, any other party thereto, is or will be in default under or with respect to any contractual obligation in any respect, which, individually or together with all such defaults, could reasonably be expected to have a Material Adverse Effect.

         8.9. CONTRACTS. Each contract to which the Borrower or any Subsidiary is a party, and after giving effect to the consummation of the transactions contemplated hereby and by the other Loan Documents will be, in full force and effect in accordance with the terms thereof, except to the extent that any failure thereof could not reasonably be expected to have a Material Adverse Effect.

         8.10. RELATED PARTY AGREEMENTS. Except with respect to the Line of Business Transfer Documents and the Spinoff Documents or as set forth on
SCHEDULE 8.10, neither the Borrower nor any of its Subsidiaries is a party to any material contract, agreement or commitment (a) with any director, officer or shareholder of the Borrower (both before and after giving effect to the transactions contemplated hereby and by the other Transaction Documents), or,
(b) to the Borrower's knowledge, with any Person in which any such director, officer or shareholder has any direct or indirect interest.

         8.11. ENVIRONMENTAL MATTERS. Based upon currently available information and reasonable investigation and inquiry, to the best of management's knowledge, except as set forth in SCHEDULE 8.11 hereto:

                  (a) The Borrower and its Subsidiaries are in compliance with all Environmental Laws, except to the extent that any non-compliance would not reasonably be expected to have a Material Adverse Effect.

                  (b) Neither the Borrower nor any of its Subsidiaries has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws that would reasonably be expected to have a Material Adverse Effect, nor does the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened.

                  (c) No judicial, governmental or administrative proceedings are pending or are threatened against the Borrower or any of its Subsidiaries under any Environmental Law, nor are there any consent decrees or court decrees, consent orders, or administrative orders outstanding under any Environmental Law with respect to the Borrower or any of its Subsidiaries that would reasonably be expected to have a Material Adverse Effect.

                  (d) There has been no release of Hazardous Materials arising from, generated by or related to the operations of the Borrower or any of its Subsidiaries, or for which the Borrower or any of its Subsidiaries has retained or assumed liability in amounts or in a manner that would reasonably be expected to result in a Material Adverse Effect.

                  (e) Environmental liabilities with respect to continued and discontinued operations of GenCorp other than the Transferred Business have not been assumed by the Borrower, remained the obligations of GenCorp after the Spinoff, and GenCorp has agreed to indemnify the Borrower for any such environmental liabilities pursuant to the terms of the Distribution Agreement.

         8.12. COMPLIANCE WITH LAW.

                  (a) CONDUCT OF BUSINESS. The Borrower and its Subsidiaries have conducted their business so as to comply with, and are in compliance with, all Requirements of Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

                  (b) LICENSES. The Borrower and its Subsidiaries have all permits, certificates, licenses, approvals and other authorizations required by any Governmental Authority in connection with the operation of their business, except where the failure to obtain such requirements could not reasonably be expected to have a Material Adverse Effect.

         8.13. TAXES. The Borrower and each of its Subsidiaries has filed or caused to be filed all Federal, state, local and foreign tax returns which are required to be filed by it and which the failure to file could reasonably be expected to have a Material Adverse Effect and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in
SECTION 8.5(a) or more recently delivered pursuant to SECTION 9.1(a) and as required by GAAP have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due unless the failure to pay the same could not reasonably be expected to have a Material Adverse Effect.

         8.14. EMPLOYEE BENEFIT PLANS. Except as set forth in SCHEDULE 8.14 hereto:

                  (a) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on SCHEDULE 8.14 hereto;

                  (b) The Borrower and each ERISA Affiliate is in compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder and in compliance with all Foreign Benefit Laws with respect to all Employee Benefit Plans except where failure to comply could not reasonably be expected to have a Material Adverse Effect and except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified (or an application for such a determination by the Internal Revenue Service has been submitted to the Internal Revenue Service on a timely basis so as to preserve the remedial amendment period), and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code. No material liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan;

                  (c) No Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(c), 4063(a) or 4068(f) of ERISA with respect to any Pension Plan;

                  (d) Neither the Borrower nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan or (iv) failed to make a required installment or other required payment under Section 412 of the Code, unless such action or failure to act could not reasonably be expected to have a Material Adverse Effect;

                  (e) No Termination Event has occurred or is reasonably expected to occur with respect to any Pension Plan or Multiemployer Plan;

                  (f) No material proceeding, claim, lawsuit and/or investigation exists or, to the best knowledge of the Borrower after due inquiry, is threatened concerning or involving any Employee Benefit Plan.

         8.15. EMPLOYMENT MATTERS. Except as disclosed on SCHEDULE 8.15 hereto, the Borrower and all Subsidiaries are in compliance with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation, the noncompliance with which could reasonably be expected to have a Material Adverse Effect, and there is neither pending nor, to the knowledge of the Borrower, any threatened litigation, administrative proceeding or investigation in respect of such matters an adverse ruling or determination in which could reasonably be expected to have a Material Adverse Effect. Except as disclosed on SCHEDULE 8.15 hereto, neither the Borrower nor any of its Subsidiaries is party to any collective bargaining agreement with any labor union or similar organization.

         8.16. INTELLECTUAL PROPERTY. The Borrower and its Subsidiaries own, or have a license or otherwise have the right to continue to use, without violating the rights of any other Person, in all jurisdictions in which they carry on business, all patents (including all applications, renewals, reissues, extensions, divisions, continuations and extensions thereof), trademarks (including both registered and unregistered trademarks and applications therefor), service marks, trade names, copyrights (including all registrations, renewals, modifications and extensions thereof), and know-how and trade secrets (collectively, the "Intellectual Property"), currently in use but, to the extent there is a failure to so own, license or possess the right to use such Intellectual Property, such failure could not reasonably be expected to have a Material Adverse Effect. Except as set forth on SCHEDULE 8.16 hereto, none of the Intellectual Property is subject to any Lien other than Liens permitted under SECTION 10.4. To the knowledge of the Borrower, no claim which could reasonably be expected to have a Material Adverse Effect of any Person is pending or threatened to the effect that any current use or ownership of the Intellectual Property infringes upon or conflicts with any such rights of any Person.

         8.17. INSURANCE. The Borrower and its Subsidiaries maintain, to the extent that reasonable commercial efforts permit them to, insurance with financially sound and reputable insurance companies, or self-insure where the Borrower deems appropriate, on all their properties in at least such amounts and against at least such risks (but, including in any event, public liability, product liability and business interruption) as are usually insured against or self-insured in the same general area by companies engaged in the same or a similar business. All policies of insurance owned or maintained by the Borrower and its Subsidiaries and the coverages provided thereby are described on
SCHEDULE 8.17 hereto.

         8.18. BOOKS AND RECORDS. The books and records of the Borrower and its Subsidiaries, including the minutes of director and shareholder meetings, consents or actions, are accurate, current and complete in all material respects.

         8.19. JUDGMENTS AND OTHER RESTRICTIONS. Neither the Borrower nor any Subsidiary is a party to any judgment, order, decree or any agreement or instrument or subject to restrictions which could reasonably be likely to have a Material Adverse Effect or to materially adversely affect the ability of the Borrower or any Guarantor to observe the covenants and agreements contained herein.

         8.20 INVESTMENT COMPANY; MARGIN STOCK. Neither the Borrower nor any Subsidiary is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the performance by the Borrower of the transactions contemplated by this Agreement will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder, in each case as in effect on the date hereof. Neither the Borrower nor any Subsidiary owns any "margin stock" as such term is defined in Regulation U, as amended (12 C.F.R. Part 221), of the Board. The proceeds of the borrowings made pursuant to ARTICLES II hereof will be used by the Borrower and its Subsidiaries only for the purposes set forth in SECTION 2.2 hereof. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans under this Agreement a "purpose credit" within the meaning of said Regulation U or Regulation X (12 C.F.R. Part 224) of the Board. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, or any state securities laws, in each case as in effect on the date hereof.

         8.21. DISCLOSURE.

                  (a) THIS AGREEMENT AND OTHER LOAN DOCUMENTS. This Agreement and the other Loan Documents (including any and all schedules and exhibits thereto), and all other documents and certificates furnished to the Agent by the Borrower or its Subsidiaries on or prior to the Closing Date did not and do not contain any untrue statement of a material fact or omit, to the extent such agreements, documents and certificates are taken as a whole, to state a material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which they were made, not misleading.

                  (b) MATERIAL ADVERSE EFFECT. There is no fact known to the Borrower or any of its Subsidiaries which the Borrower has not disclosed to the Agent in writing that has had or could be reasonably expected to have a Material Adverse Effect.

         8.22. HEDGING ARRANGEMENTS. The Borrower and its Subsidiaries have no interest rate or currency swap arrangements nor is the Borrower or any of its Subsidiaries party to any transaction involving derivatives or other hedging arrangements, except as set forth on SCHEDULE 8.22 hereto and permitted under
SECTION 10.14 hereof.

         8.23. SOLVENCY. Each Credit Party is Solvent after giving effect to the transactions contemplated by the Loan Documents.

         8.24. NO CONSENTS, ETC. Neither the respective businesses or properties of the Credit Parties or any Subsidiary, nor any relationship among the Credit Parties or any Subsidiary and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of any Credit Party as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be.

         8.25. COLLATERAL LOCATIONS. No personal property of the Borrower or any Subsidiary constituting Collateral is held at any location other than (a) at a location that is Mortgaged Property, (b) at other leased locations with respect to which the Borrower has delivered to the Agent a Landlord Waiver, (c) at leased locations not described in clause (a) or (b) above, at all of which locations described in this clause (c) the aggregate fair market value of all Collateral so located does not at any time exceed $500,000, (d) at the location of a consignee of the Borrower or a Subsidiary with respect to which all Consignment Perfection Action has been taken, or (e) at the location of a consignee of the Borrower or a Subsidiary with respect to which all required Consignment Perfection Action has not been taken, at all of which locations described in this clause (e) the aggregate fair market value of all Collateral so located does not at any time exceed (i) $3,500,000 from (and including) the Closing Date until (but not including) the date that is thirty (30) days after the Closing Date, (ii) $2,500,000 from (and including) the date that is thirty
(30) days after the Closing Date until (but not including) the date that is sixty (60) days after the Closing Date, and (iii) $500,000 on the date that is sixty (60) days after the Closing Date and any time thereafter.

                                   ARTICLE IX

                              Affirmative Covenants
                              ---------------------

         Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Subsidiary to:

         9.1. FINANCIAL REPORTS, ETC.

                  (a) As soon as practical and in any event within 95 days after the end of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent and each Lender (i) consolidated balance sheets of the Borrower and its Subsidiaries as of the end of such Fiscal Year, and the notes thereto, and the related consolidated statements of income, stockholders' equity and cash flows, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis and containing, with respect to the consolidated financial statements, opinions of Ernst & Young, LLP or other such independent certified public accountants selected by the Borrower and approved by the Agent, which are unqualified as to the scope of the audit performed and as to the "going concern" status of the Borrower and without any exception not acceptable to the Lenders,
         (ii) a certificate of a Responsible Officer demonstrating compliance with SECTIONS 10.1(a), 10.1(b) and 10.1(c) and 10.3, which certificate shall be in the form of EXHIBIT H, and (iii) consolidating balance sheets of the Borrower and each Guarantor as of the end of such Fiscal Year, and the notes thereto, and the related consolidating statements of income, and the respective notes thereto, for such Fiscal Year, setting forth comparative financial statements for the preceding Fiscal Year, all prepared in accordance with GAAP applied on a Consistent Basis;

                  (b) as soon as practical and in any event within 50 days after the end of each fiscal quarter (except the last fiscal quarter of any Fiscal Year), deliver to the Agent and each Lender (i) consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income, stockholders' equity and cash flows for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period, and accompanied by a certificate of a Responsible Officer to the effect that such financial statements present fairly the financial position of the Borrower and its Subsidiaries as of the end of such fiscal period and the results of their operations and the changes in their financial position for such fiscal period, in conformity with the standards set forth in SECTION 8.5(a) with respect to interim financial statements, (ii) a certificate of a Responsible Officer containing computations for such quarter comparable to that required pursuant to SECTION 9.1(a)(ii), and (iii) consolidating balance sheets of the Borrower and each Guarantor as at the end of such fiscal quarter, and the related consolidating statements of income for such fiscal quarter and for the period from the beginning of the then current Fiscal Year through the end of such reporting period;

                  (c) together with each delivery of the financial statements required by SECTION 9.1(a)(i), deliver to the Agent and each Lender a letter from the Borrower's accountants specified in SECTION 9.1(a)(i) stating that in performing the audit necessary to render an opinion on the financial statements delivered under SECTION 9.1(a)(i), they obtained no knowledge of any Default or Event of Default by the Borrower in the fulfillment of the terms and provisions of this Agreement insofar as they relate to financial matters (which at the date of such statement remains uncured); or if the accountants have obtained knowledge of such Default or Event of Default, a statement specifying the nature and period of existence thereof;

                  (d) promptly upon their becoming available to the Borrower, deliver to the Agent and each Lender a copy of (i) all regular or special reports or effective registration statements which Borrower or any Subsidiary shall file with the Securities and Exchange Commission (or any successor thereto) or any securities exchange and (ii) any proxy statement distributed by the Borrower or any Subsidiary to its shareholders, bondholders or the financial community in general;

                  (e) concurrently with the delivery of the financial statements referred to in SECTION 9.1(a) and the delivery of the financial statements required to be delivered under SECTION 9.1(b) at the end of the second quarterly period of each Fiscal Year of the Borrower, deliver or cause to be delivered to the Agent and each Lender a report of the Borrower with respect to the environmental matters affecting the Borrower and the Subsidiaries in the same level of detail and of the same scope as that furnished to the lenders under the Existing Agreement;

                  (f) concurrently with the delivery of the financial statements required to be delivered under SECTION 9.1(a) or (b), deliver or cause to be delivered to the Agent and each Lender notice of any request for indemnity under the terms of the Spinoff Documents and the Line of Business Transfer Documents either delivered to, or received from, GenCorp which, when aggregated with all other such requests would exceed $10,000,000 and, with respect to such requests from GenCorp, the position of the Borrower in response to such request; and

                  (g) promptly, from time to time, deliver or cause to be delivered to the Agent and each Lender such other information regarding Borrower's and any Subsidiary's operations, business affairs and financial condition as the Agent or such Lender may reasonably request.

         Subject to the provisions of SECTION 13.1(h), the Agent and the Lenders are hereby authorized to deliver a copy of any such financial or other information delivered hereunder to the Lenders (or any affiliate of any Lender as necessary or beneficial to fulfill the obligations of any Lender hereunder) or to the Agent, to any Governmental Authority having jurisdiction over the Agent or any of the Lenders pursuant to any written request therefor or in the ordinary course of examination of loan files, or to any other Person who shall acquire or consider the assignment of, or acquisition of any participation interest in, any Obligation permitted by this Agreement.

         9.2. MAINTAIN PROPERTIES. Maintain all properties necessary to its operations in good working order and condition and make all needed repairs, replacements and renewals to such properties, in each case as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices.

         9.3. EXISTENCE, QUALIFICATION, ETC. Except as otherwise expressly permitted under SECTION 10.8, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, and maintain its qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

         9.4. REGULATIONS AND TAXES. Comply in all material respects with all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties except any thereof being contested in good faith by appropriate proceedings diligently conducted, as to which no Lien has attached to and is enforceable against any of its properties and against which adequate reserves as required by GAAP have been established.

         9.5. INSURANCE, PROCEEDS AND CONDEMNATION. (a) Keep all of its insurable properties adequately insured at all times with responsible insurance carriers against loss or damage by fire and other hazards to the extent and in the manner as are currently maintained and are prudent when considered in light of the Borrower's properties and businesses and otherwise as required by the Security Instruments, (b) maintain general public liability insurance at all times with responsible insurance carriers against liability on account of damage to persons and property having such limits, deductibles, exclusions, co-insurance and other provisions providing coverages that are currently maintained and are prudent when considered in light of the Borrower's properties and businesses, and (c) maintain existing insurance under all applicable workers' compensation laws (or in the alternative, maintain required reserves if self-insured for workers' compensation purposes). Each of the policies of insurance described in this SECTION 9.5(a) and (b) shall provide that the insurer shall give the Agent not less than thirty (30) days' prior written notice before any such policy shall lapse or be terminated or cancelled.

         9.6. TRUE BOOKS. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

         9.7. [Reserved.]

         9.8. RIGHT OF INSPECTION. At any time prior to the Facility Termination Date, at reasonable times, at reasonable intervals and with reasonable prior notice to a Responsible Officer, in each case the fees, expenses and costs of which shall be borne solely by the Borrower:

                  (a) permit any Person designated by any Lender or the Agent to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Subsidiary and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants;

                  (b) permit any Person designated by the Agent to perform and submit to the Agent, for the benefit of the Agent and the Lenders, an appraisal with respect to any Mortgaged Property and, if a Default or Event of Default has occurred and is continuing, any parcel of real property owned by the Borrower or any Subsidiary that does not, at such time, constitute Mortgaged Property;

                  (c) permit any Person designated by the Agent to perform and submit to the Agent, for the benefit of the Agent and the Lenders, an appraisal with respect to the Collateral other than real property; and

                  (d) permit the review and analysis by any Person appointed by the Agent, and the preparation of periodic oral and written reports thereby to the Agent and the Lenders, of the business, operations, financial condition, management and performance of the Borrower and its Subsidiaries as requested by the Agent.

         9.9. OBSERVE ALL LAWS. Conform to and duly observe in all material respects all laws, rules and regulations and all other valid requirements of any Governmental Authority applicable to the Borrower or any of its Subsidiaries with respect to the conduct of its business.

         9.10. GOVERNMENTAL LICENSES. Obtain and maintain all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted, except where the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         9.11. COVENANTS EXTENDING TO OTHER PERSONS. Cause each of its Subsidiaries to do with respect to itself, its business and its assets, each of the things required of the Borrower in SECTIONS 9.2 through 9.10, and 9.14 through 9.19 inclusive.

         9.12. OFFICER'S KNOWLEDGE OF DEFAULT. Upon any senior executive officer of the Borrower obtaining knowledge of any Default or Event of Default hereunder or under any other obligation of the Borrower or any Subsidiary to any Lender, cause such officer or a Responsible Officer to promptly notify the Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Subsidiary proposes to take with respect thereto.

         9.13. SUITS OR OTHER PROCEEDINGS. Upon any Responsible Officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted against the Borrower or any Subsidiary by any Person, including without limitation any Governmental Authority, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary, making a claim or claims in an aggregate amount greater than $10,000,000 not otherwise covered by insurance, reasonably promptly deliver to the Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

         9.14. ENVIRONMENTAL LAWS.

                  (a) Comply with Environmental Laws, or contest in good faith the applicability of any such Environmental Laws or liability thereunder, except to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

                  (b) Promptly give notice to the Agent if the Borrower or any of its Subsidiaries is in violation of or is not in compliance with or has incurred liability or potential liability under Environmental Laws, unless such violation or noncompliance could not reasonably be expected to have a Material Adverse Effect, and promptly provide to the Agent accurate and complete copies of any and all letters, notices, complaints, orders, directives, claims or citations received by the Borrower or any of its Subsidiaries relating to (i) violation or alleged violation by the Borrower or any of its Subsidiaries of any applicable Environmental Laws; (ii) release or threatened release into the environment by the Borrower or any of its Subsidiaries, or by any person handling, transporting or disposing of any Hazardous Materials on behalf of the Borrower or any of its Subsidiaries, or any facility or property owned or leased or operated by the Borrower or any of its Subsidiaries, of any Hazardous Material, except where occurring legally; or (iii) liability or alleged liability of the Borrower or any of its Subsidiaries for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, unless such violation, release or liability could not reasonably be expected to have a Material Adverse Effect.

                  (c) Defend, indemnify and hold harmless the Agent and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with or liability under any Environmental Laws applicable to the operations of, liabilities assumed by, or real property owned or operated by the Borrower or any of its Subsidiaries, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorneys' and consultants' fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor. The provisions of this SECTION 9.14(c) shall survive repayment of the Obligations and occurrence of the Facility Termination Date.

         9.15. FURTHER ASSURANCES. At the Borrower's cost and expense, upon request of the Agent, duly execute and deliver or cause to be duly executed and delivered, to the Agent such further instruments, documents, certificates, financing and continuation statements, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Agent to carry out more effectively the provisions and purposes of this Agreement, the Security Instruments and the other Loan Documents.

         9.16. EMPLOYEE BENEFIT PLANS.

                  (a) With reasonable promptness, and in any event within thirty
         (30) days after the end of the Fiscal Year in which such event occurs, give notice to the Agent of (i) the establishment of any new Employee Benefit Plan (which notice shall include a copy of such plan), (ii) the commencement of contributions to any Employee Benefit Plan to which the Borrower or any of its ERISA Affiliates was not previously contributing, (iii) any material increase in the benefits of any existing Employee Benefit Plan, (iv) each funding waiver request filed with respect to any Employee Benefit Plan and all communications received or sent by the Borrower or any ERISA Affiliate with respect to such request and (v) the failure of the Borrower or any ERISA Affiliate to make a required installment or payment under Section 302 of ERISA or
         Section 412 of the Code (in the case of Employee Benefit Plans regulated by the Code or ERISA) or under any Foreign Benefit Law (in the case of Employee Benefit Plans regulated by any Foreign Benefit
         Law) by the due date;

                  (b) Promptly and in any event within thirty (30) days of becoming aware of the occurrence or forthcoming occurrence of any (i) Termination Event or (ii) nonexempt "prohibited transaction," as such term is defined in Section 406 of ERISA or Section 4975 of the Code, in connection with any Pension Plan or any trust created thereunder, and unless such occurrence could not reasonably be expected to have a Material Adverse Effect, deliver to the Agent a notice specifying the nature thereof, what action the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto and, when known, any action taken or threatened by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto; and

                  (c) With reasonable promptness but in any event within fifteen
         (15) days deliver to the Agent copies of (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code, (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC's or any Governmental Authority's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by the Borrower or any ERISA Affiliate with the Internal Revenue Service with respect to each Pension Plan and
         (iv) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA unless any such notice relates to an event or condition that could not reasonably be expected to have a Material Adverse Effect. The Borrower will notify the Agent in writing within five (5) Business Days of the Borrower or any ERISA Affiliate obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

         9.17. CONTINUED OPERATIONS. Continue at all times to conduct its business and engage principally in the same line or lines of business substantially as heretofore conducted.

         9.18. NEW SUBSIDIARIES. Simultaneously with the acquisition or creation of any Subsidiary, cause to be delivered to the Agent each of the following:

                  (a) if the Subsidiary is a Domestic Subsidiary, a Facility Guaranty executed by such Subsidiary substantially in the form of
         EXHIBIT I;

                  (b) if the Subsidiary is a Domestic Subsidiary, (i) a Security Agreement of such Subsidiary substantially in the form of EXHIBIT K, together with such Uniform Commercial Code financing statements on Form UCC-1 or otherwise duly executed by such Subsidiary as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on Collateral conferred under such Security Instrument to the extent such Lien may be perfected by Uniform Commercial Code filing;

                  (c) if the Subsidiary is a Domestic Subsidiary and owns any Intellectual Property, (i) an Intellectual Property Security Agreement of such Subsidiary substantially in the form of EXHIBIT N and (ii) an Intellectual Property Assignment of such Subsidiary substantially in the form of EXHIBIT O, in each case, together with (in addition to the Uniform Commercial Code filings referred to in SECTIONS 9.18(b) and
         (f)) such financing statements and other filings with the Patent and Trademark Office or such other office or offices of any Governmental Authority as the Agent deems necessary, executed by such Subsidiary as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all required filing offices in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on Collateral conferred under such Intellectual Property Security Instrument to the extent such Lien may be perfected by filing;

                  (d) if the Subsidiary is either a Domestic Subsidiary or a Direct Foreign Subsidiary, and if the Subsidiary Securities issued by such Subsidiary that are, or are required to become, Pledged Interests, shall be owned by a Subsidiary who has not then executed and delivered to the Agent a Pledge Agreement granting a Lien to the Agent, for the benefit of the Agent and the Lenders, in such equity interests, a Pledge Agreement executed by the Subsidiary that directly owns such Subsidiary Securities substantially in the form attached hereto as EXHIBIT L or such other form of instrument specific to the foreign jurisdiction of such Direct Foreign Subsidiary as the Agent, in its sole discretion, may require, and if such Subsidiary Securities shall be owned by the Borrower or a Subsidiary who has previously executed a Pledge Agreement, a Pledge Agreement Supplement in the form required by such Pledge Agreement pertaining to such Subsidiary Securities;

                  (e) if the Subsidiary is a Domestic Subsidiary or a Direct Foreign Subsidiary and the Pledged Interests issued by such Subsidiary constitute securities under Article 8 of the Uniform Commercial Code
         (i) the certificates representing 100% of such Subsidiary Securities that are Pledged Interests and (ii) duly executed, undated stock powers or other appropriate powers of assignment in blank affixed thereto;

                  (f) with respect to the pledges required by Sections 9.18(d) and (e) (i) Uniform Commercial Code financing statements on form UCC-1 or otherwise duly executed by the pledgor as "Debtor" and naming the Agent for the benefit of the Agent and the Lenders as "Secured Party," in form, substance and number sufficient in the reasonable opinion of the Agent and its special counsel to be filed in all Uniform Commercial Code filing offices and in all jurisdictions in which filing is necessary or advisable to perfect in favor of the Agent for the benefit of the Agent and the Lenders the Lien on such Subsidiary Securities and
         (ii) if the Pledged Interests issued by such Subsidiary do not constitute securities and such Subsidiary has not elected to have such interests treated as securities under Article 8 of the applicable Uniform Commercial Code, a control agreement from the Registrar of such Subsidiary, in form and substance acceptable to the Agent and in which the Registrar (1) acknowledges that the pledgor is at the date of such acknowledgment the sole record, and to its knowledge, beneficial owner of such Subsidiary Securities, (2) acknowledges the Lien in favor of the Agent conferred under the Pledge Agreement and that such Lien will be reflected on the registry for such Subsidiary Securities, (3) agrees that it will not register any transfer of such Subsidiary Securities nor acknowledge any Lien in favor of any other Person on such Subsidiary Securities, without the prior written consent of the Agent, in each instance, until it receives notice from the Agent that all Liens on such Collateral in favor of the Agent for the benefit of the Agent and the Lenders have been released or terminated, and (4) agrees that upon receipt of notice from the Agent that an Event of Default has occurred and is continuing and that the Subsidiary Securities identified in such notice have been transferred to a transferee identified in such notice, it will duly record such transfer of Subsidiary Securities on the appropriate registry without requiring further consent from the pledgor and shall thereafter treat the transferee as the sole record and beneficial owner of such Subsidiary Securities pending further transfer, notwithstanding any contrary instruction received from the pledgor;

                  (g) if the Subsidiary is a Domestic Subsidiary and owns or leases any real property that is Mortgaged Property, a Mortgage with respect to each such Mortgaged Property, along with the appropriate Real Property Support Documents required in connection with each such Mortgage;

                  (h) with respect to all of the foregoing in SECTIONS 9.18(a) through (g), a supplement to the appropriate schedules attached to the appropriate Security Instruments listing the additional Collateral, certified as true, correct and complete by the Authorized Representative (provided that the failure to deliver such supplement shall not impair the rights conferred under the Security Instruments in after acquired Collateral);

                  (i) with respect to the foregoing, an opinion or opinions of counsel to the Subsidiary dated as of the date of delivery of the Facility Guaranty and other Loan Documents provided for in this SECTION
         9.18 and addressed to the Agent and the Lenders, in form and substance reasonably acceptable to the Agent of similar effect to the opinions of counsel delivered pursuant to SECTION 7.1(a)(ii); and

                  (j) current copies of the Organizational Documents and Operating Documents of such Subsidiary, minutes of duly called and conducted meetings (or duly effected consent actions) of the Board of Directors, partners, managing members or appropriate committees thereof (and, if required by such Organizational Documents, Operating Documents or applicable law, of the shareholders, members or partners) of such Subsidiary authorizing the actions and the execution and delivery of documents described in this SECTION 9.18.

         9.19. COMPLIANCE WITH CONTRACTS. Comply with the terms of all contracts to which the Borrower or any Subsidiary is a party and maintain the terms of such contracts as in effect on the Closing Date, except to the extent such noncompliance or failure to maintain could not reasonably be expected to have and does not have a Material Adverse Effect.

         9.20 PERMITTED ASSET SECURITIZATION. Promptly give notice to the Agent if (a) there is any default or event of default under any of the Securitization Documents or there shall occur any Receivables Termination Event, any Amortization Event, any Potential Amortization Event, any Potential Termination Event, the Receivables Facility Termination Date, the Liquidity Termination Date, the Amortization Date, or the Securitization Documents shall otherwise terminate or be terminable, (b) the Permitted Asset Securitization, or any of the Securitization Documents, is terminated, or if the Borrower or any Subsidiary receives notice of the intent of any party to any of the Securitization Documents to do so, or (c) the maximum amount permitted to be securitized under any of the Securitization Documents is reduced at any time, or if the Borrower or any Subsidiary receives notice of the intent of any party to any of the Securitization Documents to do so.

                                    ARTICLE X

                               Negative Covenants
                               ------------------

         Until the Facility Termination Date, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Subsidiary to:

         10.1. FINANCIAL COVENANTS.

                  (a) CONSOLIDATED LEVERAGE RATIO. Permit the Consolidated Leverage Ratio to be greater than the amount set forth below as of the end of the Four-Quarter Period ending on the corresponding date set forth below:

                                                           Maximum Consolidated
         Four-quarter Period Ending:                          Leverage Ratio
         ---------------------------                          --------------

         February 28, 2001 and
         May 31, 2001                                          5.95 to 1.00

         August 31, 2001                                       5.00 to 1.00

         November 30, 2001,
         February 28, 2002,
         May 31, 2002, and
         August 31, 2002                                       3.75 to 1.00

         November 30, 2002
         and each quarter end thereafter                       3.25 to 1.00

                  (b) CONSOLIDATED INTEREST COVERAGE RATIO. Permit the Consolidated Interest Coverage Ratio to be less than the amount set forth below as of the end of the Four-Quarter Period ending on the corresponding date set forth below:


                                                                                   Minimum Consolidated
         Four-quarter Period Ending:                                              Interest Coverage Ratio
         ---------------------------                                              -----------------------
         February 28, 2001 and
         May 31, 2001                                                                  2.00 to 1.00

         August 31, 2001                                                               2.25 to 1.00

         November 30, 2001,
         February 28, 2002,
         May 31, 2002 and
         August 31, 2002                                                               2.75 to 1.00

         November 30, 2002
         and each quarter end thereafter                                               3.50 to 1.00

                  (c) CONSOLIDATED NET WORTH. Permit Consolidated Net Worth to be less than (i) $260,000,000 from the Closing Date until (but excluding) the last day of the fiscal quarter that ends on or about May 31, 2001 (the "First Succeeding Quarter"), and (ii) as at the last day of each fiscal quarter of the Borrower ending after the Closing Date and until (but excluding) the last day of the next following fiscal quarter of the Borrower, the sum of (a) the amount of Consolidated Net Worth required to be maintained pursuant to this SECTION 10.1(c) as at the end of the immediately preceding fiscal quarter (or, in the case of the First Succeeding Quarter, required to be maintained as of the Closing Date), plus (b) 80% of Consolidated Net Income (with no reduction for net losses during any period) for the fiscal quarter of the Borrower ending on such day (including within "Consolidated Net Income" certain items otherwise excluded, as provided for in the definition of "Consolidated Net Income"), plus (c) 100% of the aggregate amount of all increases in the stated capital and additional paid-in capital accounts of the Borrower resulting from the issuance, sale or exchange of equity securities or other capital investments.

         10.2. ACQUISITIONS. Enter into any agreement, contract, binding commitment or other arrangement providing for any Acquisition, or take any action to solicit the tender of securities or proxies in respect thereof in order to effect any Acquisition, unless (i) the Person to be (or whose assets are to be) acquired does not oppose such Acquisition and the line or lines of business of the Person to be acquired are substantially the same as one or more line or lines of business conducted by the Borrower and its Subsidiaries, (ii) no Default or Event of Default shall have occurred and be continuing either immediately prior to or immediately after giving effect to such Acquisition,
(iii) the Borrower shall have furnished to the Agent (a) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and (b) a certificate in the form of EXHIBIT H prepared on a historical pro forma basis as of the most recent date for which financial statements have been furnished pursuant to SECTION 8.5(a) or SECTION 9.1(a) or (b) giving effect to such Acquisition, which certificate shall demonstrate that (X) no Default or Event of Default would exist immediately after giving effect thereto and (Y) the Consolidated Leverage Ratio is and would be less than 3.50 to 1.00 both before and immediately after giving effect thereto, and (iv) the Person acquired shall be a wholly-owned Subsidiary, or be merged into the Borrower or a wholly-owned Subsidiary, immediately upon consummation of the Acquisition (or if assets are being acquired, the acquiror shall be the Borrower or a wholly-owned Subsidiary); PROVIDED, HOWEVER, that notwithstanding the foregoing, the Borrower may make the Decorative Products Acquisition so long as each of the provisions of (i), (ii), (iii) and (iv) set forth above are satisfied except SECTION 10.2(iii)(B)(Y).

         10.3. CAPITAL EXPENDITURES. Make or become committed to make Capital Expenditures, which exceed (a) $40,000,000 in the aggregate in the Fiscal Year of the Borrower ending November 30, 2001, and (b) $50,000,000 in the aggregate in each Fiscal Year of the Borrower thereafter, in each case on a noncumulative basis, with the effect that amounts not expended in any Fiscal Year may not be carried forward to a subsequent period.

         10.4. LIENS. Incur, create or permit to exist any Lien, charge or other encumbrance of any nature whatsoever with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary, other than the following:

                  (a) Liens created under the Security Instruments in favor of the Agent and the Lenders, and otherwise existing as of the date hereof and as set forth in SCHEDULE 8.6;

                  (b) Liens imposed by law for taxes, assessments or charges of any Governmental Authority for claims not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, which, except as expressly so specified on SCHEDULE 8.6, are inferior in respect of the Collateral to the Liens conferred under the Security Instruments, and with respect to which adequate reserves or other appropriate provisions are being maintained as required by GAAP, which Liens are not yet exercisable to effect the sale or seizure of property subject thereto;

                  (c) statutory Liens of landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law or created in the ordinary course of business and in existence less than 30 days from the date of creation thereof for amounts not yet due or which are being contested in good faith by appropriate proceedings diligently conducted, which, except as expressly so specified on
         SCHEDULE 8.6, are inferior in respect of the Collateral to the Liens conferred under the Security Instruments, and with respect to which adequate reserves or other appropriate provisions are being maintained as required by GAAP, which Liens are not yet exercisable to effect the sale or seizure of property subject thereto;

                  (d) Liens incurred or deposits made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with workers' compensation, unemployment insurance and other types of social security benefits or to secure the performance of tenders, bids, leases, contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations or arising as a result of progress payments under government contracts;

                  (e) easements (including reciprocal easement agreements and utility agreements), rights-of-way, covenants, consents, reservations, encroachments, variations and zoning and other restrictions, charges or encumbrances (whether or not recorded), which do not interfere materially with the ordinary conduct of the business of the Borrower or any Subsidiary and which do not materially detract from the value of the property to which they attach or materially impair the use thereof to the Borrower or any Subsidiary;

                  (f) with respect to Mortgaged Property for which a Title Policy is required to be issued pursuant to the terms hereof, matters acceptable to the Agent appearing as exceptions to coverage on the Title Policies;

                  (g) purchase money Liens to secure Indebtedness on any real property or equipment otherwise permitted hereunder and incurred to purchase such fixed assets, so long as (i) such Indebtedness represents not less than 90% of the purchase price of such fixed assets as of the date of purchase thereof,
         (ii) no property other than the assets so purchased is subject to such Liens, and (iii) the total amount of Indebtedness secured by such Liens does not exceed $2,000,000;

                  (h) Liens incurred in connection with Capital Leases otherwise permitted hereunder provided that (i) no other property other than the property subject to such Capital Leases is subject to such Liens and
         (ii) the amount of Capital Lease obligations secured by such Liens does not exceed $2,000,000;

                  (i) Liens on assets acquired in an Acquisition permitted under
         SECTION 10.2 so long as such Liens (i) are not incurred in contemplation of such Acquisition and (ii) do not extend to any assets other than the assets being acquired in such Acquisition;

                  (j) to the extent any transfer of any accounts of the Borrower or any Subsidiary in connection with a Permitted Receivables Securitization is determined to be a financing arrangement rather than a true sale, Liens on those transferred Securitization Accounts of the Borrower or any Subsidiary, but only so long as such accounts remain Securitization Accounts; and

                  (k) other Liens securing Indebtedness in de minimis amounts, but in no event securing Indebtedness in an aggregate amount in excess of $1,000,000.

         10.5. INDEBTEDNESS.

                  (a) Incur, create, assume or permit to exist any Indebtedness or any Guaranties, other than the following to the extent that an Event of Default does not exist at the time of or occurs as a result of the incurrence of such Indebtedness:

                           (i) Indebtedness existing as of the Closing Date as
                  set forth in SCHEDULE 8.5; PROVIDED, none of the instruments and agreements evidencing or governing such Indebtedness shall be amended, modified or supplemented after the Closing Date to change any terms of subordination, repayment or rights of enforcement, conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date;

                           (ii) Indebtedness owing to the Agent or any Lender in
                  connection with this Agreement, any Note or other Loan
                  Document;

                           (iii) Rate Hedging Obligations not in excess of the
                  amounts permitted under SECTION 10.14;

                           (iv) indemnification obligations under the terms of
                  the Spinoff Documents or the Line of Business Transfer Documents not to exceed $35,000,000, which obligations have been either agreed to by the Borrower or finally determined by appropriate judicial or alternate dispute resolution proceedings without further appeal or action available to or pursued by the Borrower;

                           (v) purchase money Indebtedness described in SECTION
                  10.4(g);

                           (vi) Indebtedness arising under Capital Leases
                  described in SECTION 10.4(h);

                           (vii) Indebtedness described under SECTIONS 10.7(e),
                  (f) and (g);

                           (viii) Indebtedness in maximum permitted principal
                  amount not to exceed $20,000,000 at any time outstanding incurred in connection with the Decorative Products Acquisition, the proceeds of which are used solely to make the Decorative Products Acquisition, and which Indebtedness is subordinated to the Obligations and otherwise contains such other terms and conditions as are satisfactory to the Agent in its sole discretion;

                           (ix) other Indebtedness (none of which may be applied
                  to the Cost of Acquisition of the Decorative Products Acquisition) in an aggregate principal amount at any time outstanding not to exceed $20,000,000; and

                           (x) to the extent the Permitted Receivables
                  Securitization is determined to be a financing arrangement rather than a true sale, amounts outstanding from time to time under the Permitted Receivables Securitization;

                  (b) Prepay, redeem, defease, repurchase or otherwise satisfy any Indebtedness or any Guaranties prior to the stated maturity thereof or make any payment in violation of any subordination terms or agreements applicable thereto, other than prepayments of the Revolving Credit Facility in accordance with the terms of this Agreement; and

                  (c) Amend, modify or supplement any of the instruments and agreements evidencing or governing any Indebtedness or any Guaranties to add or change any terms of subordination, events of default, covenants, repayment or interest payable thereon or rights of conversion, put, exchange or other rights from such terms and rights as in effect on the Closing Date, except to the extent any such amendment, modification or supplement could not be reasonably expected to have a Material Adverse Effect or materially impair the position or interests of the Agent and the Lenders.

         10.6. TRANSFER OF ASSETS. Sell, lease, transfer or otherwise dispose of any assets of Borrower or any Subsidiary other than (a) dispositions of inventory in the ordinary course of business, (b) dispositions of assets of the Borrower or any Subsidiary to a wholly owned Domestic Subsidiary which is a Guarantor and has delivered to the Agent a Security Agreement and any other Security Instruments applicable to the assets transferred, or by any Subsidiary to the Borrower, (c) dispositions of equipment, inventory or other assets (in addition to dispositions thereof permitted under clause (a) above) which, when aggregated with the fair market value or book value, whichever is greater, of all other asset dispositions during the term of this

Agreement, does not exceed 5% of Consolidated Total Assets as calculated on November 30, 2000, (d) dispositions of equipment which is replaced by equipment of equal or greater utility and value within thirty (30) days of the date of disposition thereof, (e) dispositions of property that is substantially worn, damaged, obsolete or, in the judgment of the Borrower, no longer best used or useful in its business or that of any Subsidiary, (f) transfers of assets necessary to give effect to merger or consolidation transactions permitted by
SECTION 10.8, (g) the disposition of Eligible Securities in the ordinary course of management of the investment portfolio of the Borrower and its Subsidiaries,
(h) sales of accounts receivable in connection with any Permitted Asset Securitization, and (i) dispositions of property in connection with sale and leaseback transactions permitted under SECTION 10.13.

         10.7. INVESTMENTS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any stock or other securities, or make or permit to exist any interest whatsoever in any other Person or permit to exist any loans or advances to any Person, except that Borrower may maintain investments or invest in:

                  (a) securities of any Person acquired in an Acquisition permitted hereunder;

                  (b) Eligible Securities;

                  (c) investments existing as of the date hereof and as set forth in SCHEDULE 8.4;

                  (d) accounts receivable arising and trade credit granted in the ordinary course of business and any securities received in satisfaction or partial satisfaction thereof in connection with accounts of financially troubled Persons to the extent reasonably necessary in order to prevent or limit loss;

                  (e) loans and advances to and investments in Subsidiaries that are Guarantors;

                  (f) loans and advances to and investments in the UK Subsidiary provided the aggregate outstanding principal amount of such loans and advances shall not at any time exceed $20,000,000;

                  (g) investments, loans and advances to Persons who are not Guarantors provided the aggregate outstanding principal amount of such loans and advances shall not at any time exceed $7,000,000;

                  (h) loans and advances to employees of the Borrower for travel, entertainment and relocation expenses in the ordinary course of business; and

                  (i) required investments in or contributions to (i) Employee Benefit Plans, (ii) executive compensation plans, and (iii) stock or option purchase or bonus plans or as required under ERISA or the Code or the fiduciary standards thereunder.

         10.8. MERGER OR CONSOLIDATION. (a) Consolidate with or merge into any other Person, or (b) permit any other Person to merge into it, or (c) sell, transfer or lease or otherwise dispose of all or a substantial part of its assets (other than sales permitted under SECTION 10.6); PROVIDED, however, if no Default or Event of Default shall have occurred and be continuing or otherwise result therefrom, (i) any Subsidiary of the Borrower may merge or transfer all or substantially all of its assets into or consolidate with the Borrower or any Guarantor which has delivered all Security Instruments required under SECTION 9.18 and otherwise applicable to its assets upon giving effect to such transaction, and (ii) in order to consummate an Acquisition permitted by SECTION 10.2, any other Person may merge into the Borrower or any Subsidiary and any Subsidiary may merge into any other Person provided (a) such Person shall assume all obligations of such Subsidiary under any Loan Document and deliver such agreements and other documents, including a Facility Guaranty, and take such other action as the Agent may require to evidence or confirm its express assumption of the obligations and liabilities of its predecessor entities under the Loan Documents, including without limitation each Security Instrument to which such Subsidiary was a party, and shall be engaged in substantially the same or similar lines of business of such Subsidiary and (b) the Borrower shall be the surviving corporation if a party to any merger.

         10.9. TRANSACTIONS WITH AFFILIATES. Enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower or its Subsidiaries for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower or any Subsidiary may render services to such Persons for compensation at the same rates generally charged by the Borrower or such Subsidiary and (c) in either case in the ordinary course of business and upon terms no less favorable to the Borrower (or any Subsidiary) than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower.

         10.10. COMPLIANCE WITH ERISA, THE CODE AND FOREIGN BENEFIT LAWS. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:

                  (a) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC or to any Governmental Authority; or

                  (b) permit for a period of thirty (30) or more consecutive days the aggregate present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or

                  (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) to exist with respect to any Pension Plan, whether or not waived for a period in excess of twelve (12) consecutive months; or

                  (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                  (e) engage, or permit any Borrower or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or Sections 4975 of the Code for which a civil penalty pursuant to Section 502(i) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed unless such occurrence could not reasonably be expected to have a Material Adverse Effect; or

                  (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, could reasonably be expected to have a Material Adverse Effect; or

                  (g) fail, or permit the Borrower or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all respects with the provisions of ERISA, the Code, all applicable Foreign Benefit Laws and all other applicable laws and the regulations and interpretations thereof except where the failure to do so would not have a Material Adverse Effect.

         10.11. FISCAL YEAR. Change its Fiscal Year.

         10.12. DISSOLUTION, ETC. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with (a) the dissolution or liquidation of a Subsidiary in which all proceeds thereof are paid to the Borrower or (b) a merger or consolidation permitted pursuant to SECTION 10.8.

         10.13. LIMITATIONS ON SALES AND LEASEBACKS. Enter into any Sale-Leaseback Transaction except for Sale-Leaseback Transactions with respect to real or personal property acquired by the Borrower or a Subsidiary after the Closing Date with an aggregate value not to exceed $15,000,000.

         10.14. RATE HEDGING OBLIGATIONS. Incur any Rate Hedging Obligations or enter into any agreements, arrangements, devices or instruments relating to Rate Hedging Obligations, except (a) pursuant to Swap Agreements in an aggregate notional amount not to exceed at any time $200,000,000 and (b) forward currency exchange agreements; PROVIDED, HOWEVER, that no Rate Hedging Obligations shall be incurred for speculative purposes. Without limiting the foregoing, SCHEDULE
8.22 contains a true and correct list of all Rate Hedging Obligations as of the Closing Date.

         10.15. NEGATIVE PLEDGE CLAUSES. Enter into any agreement with any Person other than the Agent and the Lenders pursuant to this Agreement or any other Loan Documents which prohibits or limits the ability of any of the Borrower or any Subsidiary to create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, PROVIDED that the Borrower and any Subsidiary may enter into such an

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agreement in connection with, and that applies only to, property acquired with the proceeds of purchase money Indebtedness permitted hereunder.

         10.16. RESTRICTED PAYMENTS. Make any Restricted Payment, issue or sell capital stock of any Subsidiary of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower, or apply or set apart any of its assets therefor or agree to do any of the foregoing other than, so long as no Default or Event of Default would exist either before or after the making of such Restricted Payment, cash dividends payable in the ordinary course of business on its capital stock in an amount during any fiscal quarter of the Borrower not to exceed $0.05 per share outstanding on the Closing Date (adjusted for any splits, stock dividends, additional issuances or other actions increasing the outstanding shares of the Borrower after the Closing Date).

         10.17. AMENDMENT OF LINE OF BUSINESS TRANSFER DOCUMENTS AND SPINOFF DOCUMENTS. Amend, modify or change in any manner any term or condition of any of the Line of Business Transfer Documents or any of the Spinoff Documents (i) so that the terms and conditions thereof are less favorable to the Agent and the Lenders than the terms and conditions of such documents as of the Closing Date, or (ii) that may be reasonably likely to result in a Material Adverse Effect.

         10.18 DOMESTIC ASSETS. Permit at any time (a) more than ten percent (10%) of the Consolidated Total Assets to be owned by any Person other than the Borrower, a Domestic Subsidiary or the UK Subsidiary, provided that the UK Subsidiary shall at no time own more than fifteen percent (15%) of the Consolidated Total Assets or (b) more than ten percent (10%) of the Consolidated Total Assets (excluding foreign intangible assets and the assets of the UK Subsidiary) to be located outside the United States.

         10.19 AMENDMENT OF DOCUMENTS. Without the written consent of the Required Lenders, amend, modify or change in any manner any term or condition of
(i) any of the Securitization Documents (a) with respect to the definition of "Receivables" therein (or any definition in substitution or replacement thereof, or in addition thereto) or (b) increasing the Purchase Limit (as defined in the Receivables Purchase Agreement) over $60,000,000, or (ii) any of the Joint Venture Documents to the extent such amendment, modification or change of any Joint Venture Document would be disadvantageous in any manner to any of the Lenders.

         10.20 COLLATERAL LOCATIONS. Permit any personal property of the Borrower or any Subsidiary constituting Collateral to be held at any location other than (a) a location that is Mortgaged Property, (b) at other leased locations with respect to which the Borrower has delivered to the Agent a Landlord Waiver, (c) Collateral with a fair market value not to exceed $500,000 at leased locations not described in clause (a) or (b) above with respect to which the Borrower has not delivered a Landlord Waiver, (d) at the location of a consignee of the Borrower or a Subsidiary with respect to which all Consignment Perfection Action has been taken, and (e) at the location of a consignee of the Borrower or a Subsidiary with respect to which all required Consignment Perfection Action has not been taken, at all of which locations described in this clause (e) the aggregate fair market value of all Collateral so located does not at any time exceed (i) $3,500,000 from (and including) the Closing Date until (but not including) the date that is

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thirty (30) days after the Closing Date, (ii) $2,500,000 from (and including)
the date that is thirty (30) days after the Closing Date until (but not including) the date that is sixty (60) days after the Closing Date, and (iii) $500,000 on the date that is sixty (60) days after the Closing Date and any time thereafter.

         10.21 MOTOR VEHICLES. Permit the Borrower and its Subsidiaries from owning motor vehicles with an aggregate value, on a consolidated basis, in excess of $5,000,000 in which the Agent has not been granted, for the benefit of the Agent and the Lenders, a first-priority perfected security interest, subject to no other Liens, in form and substance satisfactory to the Agent in its sole discretion.


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                                   ARTICLE XI

                       Events of Default and Acceleration
                       ----------------------------------

         11.1. EVENTS OF DEFAULT. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

                  (a) if default shall be made in the due and punctual payment of the principal of any Loan, Reimbursement Obligation or other Obligation, when and as the same shall be due and payable whether pursuant to any provision of ARTICLE II or ARTICLE III or Article IV, at maturity, by acceleration or otherwise; or

                  (b) if default shall be made in the due and punctual payment of any amount of interest on any Loan, Reimbursement Obligation or other Obligation or of any fees or other amounts, other than principal of any Obligation, payable to any of the Lenders or the Agent on the date on which the same shall be due and payable and such default shall continue for a period of three (3) or more days; or

                  (c) if default shall be made in the performance or observance of any covenant set forth in SECTION 5.2, 5.4, 9.8, 9.12, 9.13, 9.15,
         9.18 or ARTICLE X, or the completion of any post-closing matter as required by Section 7.3;

                  (d) if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in this Agreement or the Notes (other than as described in clauses (a), (b) or (c) above) and such default shall continue for thirty (30) or more days after the earlier of receipt of notice of such default by a Responsible Officer from the Agent or a senior executive officer of the Borrower becomes aware of such default, or if a default shall be made in the performance or observance of, or shall occur under, any covenant, agreement or provision contained in any of the other Loan Documents (beyond any applicable grace period, if any, contained therein) or in any instrument or document evidencing or creating any obligation, guaranty, or Lien in favor of the Agent or any of the Lenders or delivered to the Agent or any of the Lenders in connection with or pursuant to this Agreement or any of the Obligations, or if any Loan Document ceases to be in full force and effect (other than as expressly provided for hereunder or thereunder or with the express written consent of the Agent or by reason of any action by the Agent or the Lenders), or any Credit Party shall so state in writing, or if without the written consent of the Lenders, this Agreement or any other Loan Document shall be disaffirmed or shall terminate, be terminable or be terminated or become void or unenforceable for any reason whatsoever (other than as expressly provided for hereunder or thereunder or with the express written consent of the Agent or by reason of any action by the Agent or the Lenders); or

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                  (e) if there shall occur (i) a default, which is not waived, in the payment of any principal, interest, premium or other amount with respect to any Indebtedness (other than the Loans and other Obligations) of the Borrower or any Subsidiary in an amount not less than $2,000,000 with respect to any individual Indebtedness or $5,000,000 with respect to all Indebtedness in the aggregate outstanding, or (ii) a default, which is not waived, in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, or (iii) any other event of default as specified in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by the Borrower or any Subsidiary, and such default or event of default shall continue for more than the period of grace, if any, therein specified, or such default or event of default shall permit the holder of any such Indebtedness (or any agent or trustee acting on behalf of one or more holders) to accelerate the maturity thereof or to require the mandatory redemption, repurchase or call thereof; or

                  (f) if any representation, warranty or other statement of fact contained in any Loan Document or in any writing, certificate, report or statement at any time furnished to the Agent or any Lender by or on behalf of the Borrower or any Subsidiary pursuant to or in connection with any Loan Document, or otherwise, shall be false or misleading in any material respect when given; or

                  (g) if the Borrower or any Subsidiary shall be unable to pay its debts generally as they become due; file a petition to take advantage of any insolvency statute; make an assignment for the benefit of its creditors; commence a proceeding for the appointment of a receiver, trustee, liquidator or conservator of itself or of the whole or any substantial part of its property; file a petition or answer seeking liquidation, reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute; or

                  (h) if a court of competent jurisdiction shall enter an order, judgment or decree appointing a custodian, receiver, trustee, liquidator or conservator of the Borrower or any Subsidiary or of the whole or any substantial part of its properties and such order, judgment or decree continues unstayed and in effect for a period of sixty (60) days, or approve a petition filed against the Borrower or any Subsidiary seeking liquidation, reorganization or arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state, which petition is not dismissed within sixty (60) days; or if, under the provisions of any other law for the relief or aid of debtors, a court of competent jurisdiction shall assume custody or control of the Borrower or any Subsidiary or of the whole or any substantial part of its properties, which control is not relinquished within sixty (60) days; or if there is commenced against the Borrower or any Subsidiary any proceeding or petition seeking reorganization, arrangement or similar relief under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any state which proceeding or petition remains undismissed for a period of sixty
         (60) days; or if the

         Borrower or any Subsidiary takes any action to indicate its consent to or approval of any such proceeding or petition; or

                  (i) if (i) one or more judgments or orders where the amount not covered by insurance (or the amount as to which the insurer denies liability) is in excess of $5,000,000 is rendered against the Borrower or any Subsidiary, or (ii) there is any attachment, injunction or execution against any of the Borrower's or Subsidiaries' properties for any amount in excess of $5,000,000 (individually or in the aggregate); and such judgment, attachment, injunction or execution remains unpaid, unstayed, undischarged, unbonded or undismissed for a period of sixty
         (60) days; or

                  (j) if the Borrower or any Subsidiary shall (i) substantially change the nature of its business from that currently engaged in or, other than (a) in the ordinary course of business (as determined by past practices), (b) in connection with any asset sale permitted under
         SECTION 10.6 hereof or (c) (with respect only to a Subsidiary) as a result of a merger permitted under SECTION 10.8 hereof, or (ii) suspend all or any part of its operations material to the conduct of the business of the Borrower or any Subsidiary for a period of more than sixty (60) days; or

                  (k) if the Borrower or any Subsidiary shall breach any of the material terms or conditions of any document evidencing Rate Hedging Obligations or any Securitization Document and such breach shall continue beyond any grace period, if any, relating thereto pursuant to the terms of such agreement, or if the Borrower or any Subsidiary shall disaffirm or seek to disaffirm any such Rate Hedging Obligation or any Securitization Document or any of its obligations thereunder; or

                  (l) if there shall occur and not be waived an Event of Default as defined in any of the other Loan Documents; or

                  (m) if there shall occur or exist any Change of Control; or

                  (n) the Permitted Asset Securitization shall be terminated prior to April 12, 2002; or

                  (o) if the Borrower or any of its Subsidiaries receives notice of any violation, non-compliance, or liability or potential liability under Environmental Laws, or the Borrower or any of its Subsidiaries is in violation of or is not in compliance with or has incurred liability or potential liability under Environmental Laws, which in either case would reasonably be expected to result in a Material Adverse Effect and which, with respect to any violation or non-compliance has not been cured in all material respects during any applicable cure period, provided that the Required Lenders have given the Borrower notice that the same constitutes an Event of Default; or

                  (p) there shall occur a Receivables Termination Event, a Potential Termination Event, an Amortization Event or a Potential Amortization Event;

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then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall have not been waived,

                           (a) either or both of the following actions may be
                  taken: (i) the Agent may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Revolving Loans and Swing Line Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Revolving Loans, of Bank of America to make further Swing Line Loans, and of the Issuing Bank to issue additional Letters of Credit, hereunder shall terminate immediately, and (ii) the Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations (other than Rate Hedging Obligations) to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations (other than Rate Hedging Obligations) to the contrary notwithstanding; PROVIDED, however, that notwithstanding the above, if there shall occur an Event of Default under clause (g) or (h) above, then the obligation of the Lenders to make Revolving Loans, of Bank of America to make Swing Line Loans, and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations (other than Rate Hedging Obligations) shall be immediately due and payable without the necessity of any action by the Agent or the Required Lenders or notice to the Agent or the Lenders;

                           (b) The Borrower shall, upon demand of the Agent or
                  the Required Lenders, deposit cash with the Agent in an amount equal to the amount of any Letter of Credit Outstandings, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Agent pursuant to the terms of the LC Account Agreement; and

                           (c) the Agent and each of the Lenders shall have all
                  of the rights and remedies available under the Loan Documents or under any applicable law.

         11.2. AGENT TO ACT. In case any one or more Events of Default shall occur and not have been waived, the Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

         11.3. CUMULATIVE RIGHTS. No right or remedy herein conferred upon the Lenders or the Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to

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every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

         11.4. NO WAIVER. No course of dealing between the Borrower and any Lender or the Agent or any failure or delay on the part of any Lender or the Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

         11.5. ALLOCATION OF PROCEEDS. If an Event of Default has occurred and not been waived, and the maturity of the Notes has been accelerated pursuant to
ARTICLE XI hereof, all payments received by the Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Agent in the following order:

                  (a) amounts due to the Lenders and the Issuing Bank pursuant to SECTIONS 4.6(a), 4.6(b), 4.6(c), and 13.5;

                  (b) amounts due to the Agent pursuant to SECTION 4.6(d);

                  (c) payments of interest on Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders (with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to Bank of America);

                  (d) payments of principal of Loans, Swing Line Loans and Reimbursement Obligations, to be applied for the ratable benefit of the Lenders(with amounts payable in respect of Swing Line Outstandings being included in such calculation and paid to Bank of America);

                  (e) payments of cash amounts to the Agent in respect of outstanding Letters of Credit pursuant to SECTION 11.1(b);

                  (f) amounts due to the Issuing Bank, the Agent and the Lenders pursuant to SECTIONS 3.2(h), 9.14(c) and 13.9;

                  (g) payments of all other amounts due under any of the Loan Documents, if any, to be applied for the ratable benefit of the Lenders;

                  (h) amounts due to any of the Lenders or their affiliates in respect of Obligations consisting of liabilities under any Swap Agreement with any of the Lenders or their affiliates on a pro rata basis according to the amounts owed; and

                  (i) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

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                                      S-98
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                                   ARTICLE XII

                                    The Agent
                                    ---------

         12.1. APPOINTMENT, POWERS, AND IMMUNITIES. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent (which term as used in this sentence and in SECTION 12.5 and the first sentence of SECTION 12.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents):

                  (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender;

                  (b) shall not be responsible to the Lenders for any recital, statement, representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Credit Party or any other Person to perform any of its obligations thereunder;

                  (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Credit Party or the satisfaction of any condition or to inspect the property (including the books and records) of any Credit Party or any of its Subsidiaries or affiliates;

                  (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and

                  (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care.

         12.2. RELIANCE BY AGENT. The Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (including counsel for any Credit Party), independent accountants, and other experts selected by the Agent. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Agent receives and accepts an



                                      S-99
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Assignment and Acceptance executed in accordance with SECTION 13.1 hereof. As to any matters not expressly provided for by this Agreement, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; PROVIDED, HOWEVER, that the Agent shall not be required to take any action that exposes the Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

         12.3. DEFAULTS. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default or Event of Default, the Agent shall give prompt notice thereof to the Lenders. The Agent shall (subject to SECTION 12.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, PROVIDED that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

         12.4. RIGHTS AS LENDER. With respect to its Revolving Credit Commitment and the Loans made by it and Letters of Credit issued by it, Bank of America (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Bank of America (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with any Credit Party or any of its Subsidiaries or affiliates as if it were not acting as Agent, and Bank of America (and any successor acting as Agent) and its affiliates may accept fees and other consideration from any Credit Party or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

         12.5. INDEMNIFICATION. The Lenders agree to indemnify the Agent (to the extent not reimbursed under SECTION 13.9 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby or any action taken or omitted by the Agent under any Loan Document; PROVIDED that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Agent promptly upon demand for its ratable share of any costs or



                                     S-100
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expenses payable by the Borrower under SECTION 13.5, to the extent that the
Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this SECTION 12.5 shall survive payment in full of the Loans and all other amounts payable under this Agreement and each other Loan Document and the occurrence of the Facility Termination Date.

         12.6. NON-RELIANCE ON AGENT AND OTHER LENDERS. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Credit Parties and their Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of any Credit Party or any of its Subsidiaries or affiliates that may come into the possession of the Agent or any of its affiliates.

         12.7. RESIGNATION OF AGENT. The Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Agent's giving of notice of resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this ARTICLE XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

         12.8. SECURITIZATION INTERCREDITOR AGREEMENT EXECUTION. Each Lender hereby (a) authorizes the Agent, on the Closing Date, to execute and deliver the Securitization Intercreditor Agreement on behalf of such Lender, (b) grants to the Agent such rights and powers, including a power of attorney, as are necessary to permit the Agent to so execute and deliver the Securitization Intercreditor Agreement on the Closing Date, and (c) agrees that upon such execution and delivery by the Agent pursuant to this SECTION 12.8 it will be bound by the terms and conditions thereof.

         12.9 OTHER AGENTS; LEAD MANAGERS. None of the Lenders identified on the facing page or signature pages of this Agreement as a "co-documentation agent," "co-agent" "lead arranger," or "book manager" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary



                                     S-101
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relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                  ARTICLE XIII

                                  Miscellaneous
                                  -------------

         13.1. ASSIGNMENTS AND PARTICIPATIONS.

                  (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans, its Revolving Note, and its Revolving Credit Commitment); PROVIDED, HOWEVER, that

                           (i) each such assignment shall be to an Eligible
                  Assignee, PROVIDED that if the Borrower's approval is required for the assignee to be an Eligible Assignee, the assigning Lender shall simultaneously deliver to the Agent a copy of any request for such approval, and the Borrower shall simultaneously deliver to the Agent a copy of any response to such request for approval;

                           (ii) except in the case of an assignment to another
                  Lender or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $5,000,000 or an integral multiple of $5,000,000 in excess thereof;

                           (iii) each such assignment by a Lender shall be of a
                  constant, and not varying, percentage of all of its rights and obligations under this Agreement and its Revolving Note (except that any assignment by Bank of America shall not include its rights, benefits or duties as the Issuing Bank or as the provider of Swing Line Loans); and

                           (iv) the parties to such assignment shall execute and
                  deliver to the Agent for its acceptance an Assignment and Acceptance in the form of EXHIBIT B hereto, together with any Revolving Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section, the assignor, the Agent and the Borrower shall make appropriate arrangements so that, if required, new Revolving Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Agent certification as to exemption from deduction or withholding of Taxes in accordance with SECTION 6.6.

                  (b) The Agent shall maintain at its address referred to in
         SECTION 13.2 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Revolving Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

                  (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of EXHIBIT B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or its Loans); PROVIDED, HOWEVER, that (i) such Lender's obligations under this Agreement shall remain unchanged,
         (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall be entitled to the benefit of the yield protection provisions contained in ARTICLE VI and the right of set-off contained in SECTION 13.3, and (iv) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the obligations of the Borrower relating to its Loans and its Note and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans or Note, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans or Note, or extending its Revolving Credit Commitment).

                  (e) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time assign and pledge all or any portion of its Loans and its Note to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                  (g) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Agent, the Lenders, or any of them. The Borrower may not assign or otherwise transfer to any other Person any right, power, benefit, or privilege (or any interest therein) conferred hereunder or under any of the other Loan Documents, or delegate (by assumption or otherwise) to any other Person any duty, obligation, or liability arising hereunder or under any of the other Loan Documents, and any such purported assignment, delegation or other transfer shall be void.

                  (h) Neither the Agent nor any Lender shall deliver to any Person who is a potential assignee or participant hereunder any financial or other information with respect to the Borrower not otherwise publicly available which was received by the Agent or such Lender from the Borrower unless the Borrower has consented to such Person being a potential assignee or participant (which consent shall not be unreasonably withheld or delayed) and such Person has executed and delivered to the Borrower an agreement to be bound by the terms of
         SECTION 13.15 as if it were a Lender.

         13.2. NOTICES. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of transmission to such party, in the case of notice by telefacsimile (where the proper transmission of such notice is either acknowledged by the recipient or electronically confirmed by the transmitting device), or (iii) on the fifth Business Day after the day on which mailed to such party, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)      if to the Borrower:

                           OMNOVA Solutions Inc.
                           175 Ghent Road
                           Fairlawn, Ohio 44333
                           Attn: Michael E. Hicks, Senior Vice President and Chief Financial Officer
                           Telephone:     (330) 869-4200
                           Telefacsimile: (330) 869-4514

                           with a copy to:

                           OMNOVA Solutions Inc.
                           175 Ghent Road
                           Fairlawn, Ohio 44333
                           Attn:  Cynthia A. Slack, Secretary
                           Telephone:     (330) 869-4256
                           Telefacsimile: (330) 869-4272

                  (b)      if to the Agent:

                           Bank of America, N.A.
                           1455 Market Street, CA5-701-12-09
                           San Francisco, CA  94103
                           Attention:       Kathleen Carry, Agency Management
                           Telephone:       (415) 436-4001
                           Telefacsimile:   (415) 503-5001

                           with a copy to:

                           Bank of America, N.A.
                           231 South LaSalle Street
                           9th Floor
                           Chicago, Illinois 60697
                           Attention:       Mr. Raju Patel, Principal
                           Telephone:       (312) 828-7225
                           Telefacsimile:   (312) 987-0303

                  (c) if to the Lenders, at the addresses set forth on the signature pages hereof and on the signature page of each Assignment and Acceptance;

                  (d) if to any other Credit Party, at the address set forth on the signature page of the Facility Guaranty or Security Instrument executed by such Credit Party, as the case may be.

         13.3. RIGHT OF SET-OFF; ADJUSTMENTS.

                  (a) Upon the occurrence and during the continuance of any Event of Default, each Lender (and each of its affiliates) is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender (or any of its affiliates) to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement and the Note held by such Lender, irrespective of whether such Lender shall have made any demand under this Agreement or such Note and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrower after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this
         SECTION 13.3 are in addition to other rights and remedies (including, without limitation, other rights of set-off) that such Lender may have.

                  (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, HOWEVER, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this SECTION 13.3 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

         13.4. SURVIVAL. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and the Notes and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any Revolving Credit Commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein.

         13.5. EXPENSES. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the syndication, preparation, execution, delivery, administration, modification, and amendment of this Agreement, the other Loan Documents, and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and expenses of counsel for the Agent (including the cost of internal counsel) with respect thereto and with respect to advising the Agent as to its rights and responsibilities under the Loan Documents. The Borrower further agrees to pay on demand all costs and expenses of the Agent and the Lenders, if any (including, without limitation, reasonable attorneys' fees and expenses and the cost of internal counsel), in connection with the enforcement (whether through negotiations, legal proceedings, or otherwise) of the Loan Documents and the other documents to be delivered hereunder.

         13.6. AMENDMENTS AND WAIVERS. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower or other applicable Credit Party party to such Loan Document and either the Required Lenders or (as to Loan Documents other than this Agreement) the Agent on behalf of the Required Lenders (and, if ARTICLE XII or the rights or duties of the Agent are affected thereby, by the Agent); PROVIDED that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments of the Lenders or the Total Revolving Credit Commitment, (ii) reduce the principal of or rate of interest on any Revolving Loan or any fees or other amounts payable hereunder,
(iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, or extend any Letter of Credit beyond the Revolving Credit Termination Date, (iv) change the percentage of the Revolving Credit Commitment or of the unpaid principal amount of the Notes, or the number of Lenders, which shall be required for the Lenders or any of them to take any action under this SECTION 13.6 or any other provision of this Agreement, or (v) release any Guarantor or all or substantially all of the Collateral EXCEPT (A) as expressly contemplated in the Loan Documents or (B) in connection with and as required by transactions permitted pursuant to SECTIONS 10.6, 10.8 or 10.12; and PROVIDED, FURTHER, that no such amendment or waiver that affects the rights, privileges or obligations of Bank of America as provider of Swing Line Loans, shall be effective unless signed in writing by Bank of America or that affects the rights, privileges or obligations of the Issuing Bank as issuer of Letters of Credit, shall be effective unless signed in writing by the Issuing Bank.

         No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances, except as otherwise expressly provided herein. No delay or omission on any Lender's or the Agent's part in exercising any right, remedy or option shall operate as a waiver of such or any other right, remedy or option or of any Default or Event of Default.

         13.7. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such fully-executed counterpart.

         13.8. TERMINATION. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Agent or any obligation of the Borrower, the Lenders or the Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of, concluded or liquidated and the Obligations arising prior to or after such termination have been irrevocably paid in full. The rights granted to the Agent for the benefit of the Lenders under the Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof (other than Obligations in the nature of continuing indemnities or expense reimbursement obligations not yet due and payable, which shall continue) or the Borrower has furnished the Lenders and the Agent with an indemnification satisfactory to the Agent and each Lender with respect thereto. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold the Agent or such Lender harmless for, the amount of such payment surrendered until the Agent or such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent or the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

         13.9. INDEMNIFICATION; LIMITATION OF LIABILITY. The Borrower agrees to indemnify and hold harmless the Agent, BAS and each Lender and each of their affiliates and their respective officers, directors, employees and counsel to the Agent (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable fees and expenses of counsel and, without duplication, the allocated cost of internal counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation, or proceeding or preparation of defense in connection therewith) the Spinoff, the Line of Business Transfer or the Revolving Credit Facility, the Transaction Documents, any of the transactions specified therein or herein or the actual or proposed use of the proceeds of the Loans, except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from (i) such Indemnified Party's gross negligence or willful misconduct or (ii) legal proceedings commenced against such Indemnified Party by any other Indemnified Party. In the case of an investigation, litigation or other proceeding to which the indemnity in this
SECTION 13.9 applies, such indemnity shall be effective whether or not the transactions contemplated hereby are consummated. The Borrower agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its Subsidiaries or any Guarantor, arising out of, related to or in connection with the transactions contemplated herein or in any of the Transaction Documents, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The Borrower agrees not to assert any claim against the Agent, any Lender, any of their affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisers, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Transaction Documents, any of the transactions contemplated therein or herein or the actual or proposed use of the proceeds of the Loans, except for claims for such special, indirect, consequential, or punitive damages directly arising out of such party's gross negligence or willful misconduct. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this SECTION 13.9 shall survive the payment in full of the Loans and all other amounts payable under this Agreement and each other Loan Document and the occurrence of the Facility Termination Date.

         13.10. SEVERABILITY. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

         13.11. ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all previous proposals, negotiations, representations, commitments and other communications between or among the parties, both oral and written, with respect thereto (except that those provisions (if any) which by the express terms of the commitment letters dated as of July 1, 1999 and as of February 9, 2001, executed by Bank of America and BAS and accepted by the Borrower, survive the closing of the Revolving Credit Facility and Letter of Credit Facility, shall survive and continue in effect).

         13.12. AGREEMENT CONTROLS. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any express term of this Agreement, the terms and provisions of this Agreement shall control to the extent of such conflict.

         13.13. USURY SAVINGS CLAUSE. Notwithstanding any other provision herein, the aggregate interest rate charged under any of the Notes, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate (as such term is defined below). If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate (as defined below), the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, the Borrower shall pay to the Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of the Lenders and the Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender's option be applied to the outstanding amount of the Loans made hereunder or be refunded to the Borrower. As used in this paragraph, the term "Highest Lawful Rate" means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

         13.14. PAYMENTS. All principal, interest, and other amounts to be paid by the Borrower under this Agreement and the other Loan Documents shall be paid to the Agent at the Principal Office in Dollars and in immediately available funds, without setoff, deduction or counterclaim. Subject to the definition of "Interest Period" herein, whenever any payment under this Agreement or any other Loan Document shall be stated to be due on a day that is not a Business Day, such payment may be made on the next succeeding Business Day, and such extension of time in such case shall be included in the computation of interest and fees, as applicable, and as the case may be.

         13.15. CONFIDENTIALITY. Each Lending Party agrees to keep confidential any information furnished or made available to it by the Borrower pursuant to this Agreement that is marked confidential; provided that nothing herein shall prevent any Lending Party from disclosing such information (a) to any other Lending Party or any affiliate of any Lending Party, or any officer, director, employee, agent, or advisor of any Lending Party or affiliate of any Lending Party, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any law, rule, or regulation, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any regulatory agency or authority,
(f) that is or becomes available to the public or that is or becomes available to any Lending Party other than as a result of a disclosure by any Lending Party prohibited by this Agreement, (g) in connection with any litigation to which such Lending Party or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this Section, to any actual or proposed participant or assignee.

         13.16. GOVERNING LAW; WAIVER OF JURY TRIAL.

                  (a) THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN THOSE SECURITY INSTRUMENTS WHICH EXPRESSLY PROVIDE THAT THEY SHALL BE GOVERNED BY THE LAWS OF ANOTHER JURISDICTION) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF HAMILTON, STATE OF OHIO, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE BORROWER EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE BORROWER HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) THE BORROWER AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS OF THE BORROWER PROVIDED IN SECTION 13.2, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF OHIO.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) OR (c) HEREOF SHALL PRECLUDE THE AGENT OR ANY LENDER FROM BRINGING ANY

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         SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN
         DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE BORROWER OR ANY OF THE BORROWER'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO ANY LOAN DOCUMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE BORROWER, THE AGENT AND THE LENDERS HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (f) THE BORROWER HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

         13.17. SPECIAL FUNDING OPTION.

                  (a) Notwithstanding anything to the contrary contained herein, any Lender (for the purposes of this SECTION 13.17, a "Granting Lender") may grant to a special purpose funding vehicle (for the purposes of this SECTION 13.17, an "SPC") the option to make, on behalf of such Granting Lender, all or a portion of the Advances which such Granting Lender is obligated to make (a "Funding Obligation") under the Revolving Credit Facility, such option to be exercisable in the sole discretion of the SPC, PROVIDED, HOWEVER, that

                           (i) such Granting Lender's obligations under this
                  Agreement and the Loan Documents shall remain unchanged, including without limitation the indemnification obligations of the Granting Lender pursuant to SECTION 12.5 hereof;

                           (ii) such Granting Lender shall remain solely
                  responsible to the other parties hereto for the performance of all Funding Obligations;

                           (iii) the Borrower and the Lenders shall continue to
                  deal solely and directly with such Granting Lender in connection with such Granting Lender's rights and obligations under this Agreement; the Agent shall continue to deal directly with the Granting Lender as agent for the SPC with respect to distribution of payment of principal, interest and fees, notices of Conversion and Continuation and all other matters;

                           (iv) such Granting Lender shall retain the sole right
                  to enforce the obligations of the Borrower relating to its Loans and its Notes and its Participations and to approve any amendment, modification, or waiver of any provisions of this Agreement, each of which may, if so agreed in writing between the Granting Lender and the SPC, require the prior consent of any such SPC which has exercised the option to undertake the Funding Obligation in connection with such Granting Lender's Commitments and Participations and Obligations owing thereto before the Granting Lender approves any such amendment, modification or waiver;

                           (v) the granting of such option shall not constitute
                  an assignment to or participation of such SPC of or in the Granting Lender's Commitments and Participations and Obligations owing thereto;

                           (vi) such SPC shall not become a Lender hereunder as
                  a result of the granting of such option;

                           (vii) such SPC shall not become obligated or
                  committed to make Advances as a result of the granting of such option;

                           (viii) if such SPC elects not to exercise such option
                  or otherwise fails to make all or any part of an Advance, the Granting Lender shall retain its Funding Obligation and be obligated to make the entire Advance or any portion of such Advance not made by such SPC; and

                  (b) Advances made by an SPC hereunder shall be deemed to satisfy the Funding Obligation and utilize the Revolving Credit Commitment of the Granting Lender as if, and to the same extent, such Advances were made by such Granting Lender.

                  (c) Each party hereto agrees that no SPC shall be liable for any indemnity or payment under this Agreement for which a Granting Lender would otherwise be liable so long as, and to the extent that, the Granting Lender provides such indemnity or makes such payment.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, an SPC may disclose on a confidential basis any nonpublic information relating to Advances made by such SPC hereunder to any rating agency, commercial paper dealer or provider of any surety or guarantee to such SPC.

                  (e) This SECTION 13.17 may not be amended without the prior written consent of the Granting Lender on behalf of which such SPC has made all or any part of its Advances which remain outstanding at the time of such amendment.

         13.18 RELEASE AND WAIVER. Notwithstanding anything to the contrary herein, and in further consideration of the amendments to the Existing Agreement set forth herein, the Borrower hereby:
                  (a) warrants, represents and acknowledges to the Agent and each of the Lenders as of the Closing Date that it has no existing credit, charge, defense, counterclaim, offset, cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its respective liability to pay the full indebtedness outstanding under the terms of the Existing Agreement or this Agreement and each of the Loan Documents and any other documents which evidence, guaranty or secure the Obligations;

                  (b) releases and forever discharges the Agent, each Lender, and all of their respective officers, directors, employees, attorneys and agents from any and all actions, claims, causes of action, debts, dues, claims, demands, liabilities and obligations of every kind and nature, both in law and in equity, known or unknown, whether matured or unmatured, absolute or contingent, including any usury claims that arise out of any one or more circumstances or events that occurred prior to the Closing Date; and

                  (c) waives any and all claims now or hereafter arising from or related to any delay by the Agent or any Lender in exercising any rights or remedies under the Existing Agreement, this Agreement or any of the other Loan Documents, including, without limitation, any delay in foreclosing any Collateral securing any of the Obligations or Guarantors' Obligations.

Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this
SECTION 13.18 shall survive the payment in full of the Loans and all other amounts payable under this Agreement and each other Loan Document and the occurrence of the Facility Termination Date.


                         [Signatures on following pages]

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.


                              OMNOVA SOLUTIONS INC.


                              By:    /s/ M. E. Hicks
                                     -----------------------------------
                              Name:  Michael E. Hicks
                                     -----------------------------------
                              Title: Senior Vice President and
                                     -----------------------------------
                                     Chief Financial Officer and
                                     Treasurer



                              BANK OF AMERICA, N.A.,
                              as Agent for the Lenders


                              By:    /s/ Kathleen Carry
                                     -----------------------------------
                              Name:  Kathleen Carry
                              Title: Vice President




                             Signature Page 1 of 15

                              BANK OF AMERICA, N.A.


                              By:      /s/ Raju Patel
                                       ---------------------------------
                              Name:    Raju Patel
                              Title:   Principal

                              Lending Office for Base Rate Loans:
                              Bank of America, N.A.
                              CA4-706-05-09
                              1850 Gateway Boulevard
                              Concord, CA  94520
                              Attention:     Sally Escosa, Credit Services West
                              Telephone:     (925) 675-8421
                              Telefacsimile: (888) 969-2637

                              Wire Transfer Instructions:
                              Bank of America, N.A.
                              Dallas, TX
                              ABA # 111000012
                              Account No.:   3750836479
                              Account name:  Credit Services
                              Attention:     Sally Escosa
                              Reference:  Omnova Solutions

                              Lending Office for Eurodollar Rate Loans:
                              Bank of America, N.A.
                              CA4-706-05-09
                              1850 Gateway Boulevard
                              Concord, CA  94520
                              Attention:     Sally Escosa, Credit Services West
                              Telephone:     (925) 675-8421
                              Telefacsimile: (888) 969-2637

                              Wire Transfer Instructions:
                              Bank of America, N.A.
                              Dallas, TX
                              ABA # 111000012
                              Account No.:   3750836479
                              Account name:  Credit Services
                              Attention:     Sally Escosa
                              Reference:  Omnova Solutions




                             Signature Page 2 of 15

                              BANK ONE, MICHIGAN


                              By:      /s/ Glenn Currin
                                       -----------------------------------
                              Name:    Glenn A. Currin
                                       -----------------------------------
                              Title:   First Vice President
                                       -----------------------------------


                              Lending Office for Base Rate Loans:
                              Bank One, Michigan
                              611 Woodward
                              Detroit, Michigan  48226
                              Attention:  Carvetta Colquitt, Loan Services
                              Telephone:        (313) 225-2130
                              Telefacsimile:    (313) 225-1689

                              Wire Transfer Instructions:
                              Bank One, Michigan
                              ABA# 072-000-326
                              Account No.: 2891000007
                              Reference: OMNOVA
                              Attention:  Detroit LSA Group


                              Lending Office for Eurodollar Rate Loans:
                              Bank One, Michigan
                              611 Woodward
                              Detroit, Michigan  48226
                              Attention:  Carvetta Colquitt, Loan Services
                              Telephone:        (313) 225-2130
                              Telefacsimile:    (313) 225-1689

                              Wire Transfer Instructions:
                              Bank One, Michigan
                              ABA# 072-000-326
                              Account No.: 2891000007
                              Reference: OMNOVA
                              Attention:  Detroit LSA Group



                             Signature Page 3 of 15

                              DEUTSCHE BANK AG, New York or Cayman Islands
                              Branch


                              By:    /s/ Marla Heller
                                     -----------------------------------
                              Name:  Marla Heller
                                     -------------------------------------------
                              Title: Director, Deutsche Bank AG, New York Branch
                                     -------------------------------------------

                              By:    /s/ K. Beyer
                                     -------------------------------------------
                              Name:  Kristian Beyer
                                     -------------------------------------------
                              Title: Vice President
                                     -------------------------------------------

                              Lending Office for Base Rate Loans:
                              Deutsche Bank AG, New York
                              31 W. 52nd Street
                              New York, New York  10019
                              Attention: Noble Samuel
                              Telephone:     (212) 469-4091
                              Telefacsimile: (212) 469-4138

                              Wire Transfer Instructions:
                              Deutsche Bank AG, New York
                              ABA# 026-00-3780
                              Account No.: N/A
                              Reference: OMNOVA Solutions
                              Attention: Noble Samuel


                              Lending Office for Eurodollar Rate Loans:
                              Deutsche Bank AG, C.I. Branch
                              31 W. 52nd Street
                              New York, New York  10019
                              Attention: Noble Samuel
                              Telephone:     (212) 469-4091
                              Telefacsimile: (212) 469-4138

                              Wire Transfer Instructions:
                              Deutsche Bank AG, C.I. Branch
                              ABA# 026-00-3780
                              Account No.: N/A
                              Reference: OMNOVA Solutions
                              Attention: Noble Samuel



                             Signature Page 4 of 15

                              COMERICA BANK


                              By:      /s/ Jeffrey J. Judge
                                       ------------------------------------
                              Name:    Jeffrey J. Judge
                                       -----------------------------------
                              Title:   Vice President
                                       ------------------------------------


                              Lending Office for Base Rate Loans:
                              Comerica Bank
                              500 Woodward Avenue
                              9th Floor, MC 3268
                              Detroit, Michigan 48226
                              Attention:  Stacie L. McVeigh
                              Telephone:     (313) 222-4515
                              Telefacsimile: (313) 222-9514

                              Wire Transfer Instructions:
                              Comerica Bank
                              ABA# 072000096
                              Account No.: 02-21585-90010
                              Reference: OMNOVA Solutions Inc.
                              Attention: Commercial Loan Servicing


                              Lending Office for Eurodollar Rate Loans:
                              Comerica Bank
                              500 Woodward Avenue
                              9th Floor, MC 3268
                              Detroit, Michigan 48226
                              Attention:  Stacie L. McVeigh
                              Telephone:     (313) 222-4515
                              Telefacsimile: (313) 222-9514

                              Wire Transfer Instructions:
                              Comerica Bank
                              ABA# 072000096
                              Account No.: 02-21585-90010
                              Reference: OMNOVA Solutions Inc.
                              Attention: Commercial Loan Servicing


                             Signature Page 5 of 15

                              FIFTH THIRD BANK


                              By:      /s/ J. B. Byrnes
                                       -----------------------------------
                              Name:    James P. Byrnes
                                       -----------------------------------
                              Title:   Vice President
                                       -----------------------------------


                              Lending Office for Base Rate Loans:
                              Fifth Third Bank
                              1404 East Ninth Street
                              Cleveland, Ohio 44114
                              Attention:     Vel Woods
                              Telephone:     (216) 274-5578
                              Telefacsimile: (216) 274-5420

                              Wire Transfer Instructions:
                              Fifth Third Bank
                              ABA# 042000314
                              Account No.:   99208599
                              Reference:     OMNOVA Solutions, Inc.
                              Attention:     Vel Woods


                              Lending Office for Eurodollar Rate Loans:
                              Fifth Third Bank
                              1404 East Ninth Street
                              Cleveland, Ohio 44114
                              Attention:     Vel Woods
                              Telephone:     (216) 274-5578
                              Telefacsimile: (216) 274-5420

                              Wire Transfer Instructions:
                              Fifth Third Bank
                              ABA# 042000314
                              Account No.:   99208599
                              Reference:     OMNOVA Solutions, Inc.
                                             Attention: Vel Woods



                             Signature Page 6 of 15

                              FIRST UNION NATIONAL BANK


                              By:      /s/ Robert A. Brown
                                       ------------------------------------
                              Name:    Robert Brown
                                       ------------------------------------
                              Title:   Vice President
                                       ------------------------------------


                              Lending Office for Base Rate Loans:
                              First Union National Bank
                              201 S. College Street
                              Charlotte, North Carolina 28288-1183
                              Attention:  Gary Burkart
                              Telephone:     (704) 374-6613
                              Telefacsimile: (704) 383-7999

                              Wire Transfer Instructions:
                              First Union National Bank
                              ABA# 053000219
                              Account No.: 4659060001805
                              Reference: OMNOVA
                              Attention: Gary Burkart

                              Lending Office for Eurodollar Rate Loans:
                              First Union National Bank
                              201 S. College Street
                              Charlotte, North Carolina 28288-1183
                              Attention:  Gary Burkart
                              Telephone:     (704) 374-6613
                              Telefacsimile: (704) 383-7999

                              Wire Transfer Instructions:
                              First Union National Bank
                              ABA# 053000219
                              Account No.: 4659060001805
                              Reference: OMNOVA
                              Attention: Gary Burkart

                              Notices:
                              First Union Securities, Inc.
                              301 S. College Street, 5th Floor
                              Charlotte, NC 28288-0760
                              Attention:  Robert A. Brown
                              Telephone:  (704) 374-4015
                              Fax:        (704) 715-1117



                             Signature Page 7 of 15

                              KEYBANK NATIONAL ASSOCIATION


                              By:      /s/ Marianne T. Meil
                                       ------------------------------------
                              Name:    Marianne T. Meil
                                       -----------------------------------
                              Title:   Vice President
                                       ------------------------------------


                              Lending Office for Base Rate Loans:
                              KeyBank National Association
                              127 Public Square
                              OH-01-27-06-06
                              Cleveland, Ohio 44114
                              Attention: Dianne Cox
                              Telephone:        (216) 689-4450
                              Telefacsimile:    (216) 689-4981

                              Wire Transfer Instructions:
                              KeyBank National Association
                              ABA# 041001039
                              Account No.: N/A
                              Reference: OMNOVA
                              Attention: Commercial Loans


                              Lending Office for Eurodollar Rate Loans:
                              KeyBank National Association
                              127 Public Square
                              OH-01-27-06-06
                              Cleveland, Ohio 44114
                              Attention: Dianne Cox
                              Telephone:        (216) 689-4450
                              Telefacsimile:    (216) 689-4981

                              Wire Transfer Instructions:
                              KeyBank National Association
                              ABA# 041001039
                              Account No.: N/A
                              Reference: OMNOVA
                              Attention: Commercial Loans



                             Signature Page 8 of 15

                              NATIONAL CITY BANK


                              By:      /s/ James C. Ritchie
                                       -----------------------------------
                              Name:    James C. Ritchie
                                       -----------------------------------
                              Title:   Assistant Vice President
                                       -----------------------------------


                              Lending Office for Base Rate Loans:
                              National City Bank
                              23000 Mill Creek
                              Highland  Hills, Ohio  44122
                              Attention: Revette Vickerstaff
                              Telephone:     (216) 488-7080
                              Telefacsimile: (216) 488-7110

                              Wire Transfer Instructions:
                              National City Bank
                              ABA# 041000124
                              Account No.: 151804
                              Reference: OMNOVA Solutions Inc.
                              Attention: Commercial Loan Ops.


                              Lending Office for Eurodollar Rate Loans:
                              National City Bank
                              2300 Mill Creek
                              Highland  Hills, Ohio  44122
                              Attention: Revette Vickerstaff
                              Telephone:        (216) 488-7080
                              Telefacsimile:    (216) 488-7110

                              Wire Transfer Instructions:
                              National City Bank
                              ABA# 041000124
                              Account No.: 151804
                              Reference: OMNOVA Solutions Inc.
                              Attention: Commercial Loan Ops.



                             Signature Page 9 of 15

                              PNC BANK, NATIONAL ASSOCIATION


                              By:      /s/ Joseph Moran
                                       -----------------------------------
                              Name:    Joseph G. Moran
                                       -----------------------------------
                              Title:   Vice President
                                       -----------------------------------


                              Lending Office for Base Rate Loans:
                              PNC  Bank, National Association
                              249 Fifth Avenue
                              P2-PTPP-03-1
                              Pittsburgh, Pennsylvania 15222
                              Attention: Peggy Collier
                              Telephone:     (412) 762-7946
                              Telefacsimile: (412) 768-4586

                              Wire Transfer Instructions:
                              PNC Bank, National Association
                              ABA# 0430-00096
                              Account No.: N/A
                              Reference: OMNOVA
                              Attention: Commercial Loans


                              Lending Office for Eurodollar Rate Loans:
                              PNC  Bank, National Association
                              249 Fifth Avenue
                              P2-PTPP-03-1
                              Pittsburgh, Pennsylvania 15222
                              Attention: Peggy Collier
                              Telephone:        (412) 762-7946
                              Telefacsimile:    (412) 768-4586

                              Wire Transfer Instructions:
                              PNC Bank, National Association
                              ABA# 0430-00096
                              Account No.: N/A
                              Reference: OMNOVA
                              Attention: Commercial Loans



                            Signature Page 10 of 15

                             THE BANK OF NEW YORK


                             By:      /s/ Kenneth McDonnell
                                      -----------------------------------
                             Name:    Kenneth R. McDonnell
                                      -----------------------------------
                             Title:   AVP
                                      -----------------------------------

                             Lending Office for Base Rate and Eurodollar Loans:
                             The Bank of New York
                             101 Barclay Street
                             New York, New York 10007
                             Attention: Lorna Alleyne
                             Telephone:     (212) 635-6787
                             Telefacsimile: (212) 635-6426

                             Wire Transfer Instructions For Base Rate Loans:
                             The Bank of New York 101 Barclay
                             Street New York, New York 10007 ABA#
                             021000018 Commercial Loan Servicing
                             Department GLA# 111-556 Reference:
                             OMNOVA Solutions
                             Specify Interest, Principal, Reserves and the
                             Period
                             Attention: Lorna Alleyne

                             Wire Transfer Instructions for Eurodollar Rate
                             Loans:
                             The Bank of New York 101 Barclay
                             Street New York, New York 10007 ABA#
                             021000018 Commercial Loan Servicing
                             Department GLA# 111-556 Reference:
                             OMNOVA Solutions
                             Specify Interest, Principal, Fee and the Period
                             Attention: Lorna Alleyne



                            Signature Page 11 of 15

                            THE INDUSTRIAL BANK OF JAPAN, LIMITED


                            By:      /s/ Walter R. Wolff
                                     -----------------------------------
                            Name:    Walter R. Wolff
                                     -----------------------------------
                            Title:   Joint General Manager/Group Head
                                     -----------------------------------


                            Lending Office for Base Rate Loans:
                            The Industrial Bank of Japan, Limited
                            1251 Avenue of the Americas
                            New York, New York 10020
                            Attention: Jaikisoon Sanichar
                            Telephone:        (212) 282-4061
                            Telefacsimile:    (212) 282-4478

                            Wire Transfer Instructions:
                            The Industrial Bank of Japan, Limited, New York
                            Branch
                            ABA# 026-008-345
                            Account No.: N/A
                            Reference: OMNOVA Solutions Inc.
                            Attention: Credit Administration Department


                            Lending Office for Eurodollar Rate Loans:
                            The Industrial Bank of Japan, Limited
                            1251 Avenue of the Americas
                            New York, New York 10020
                            Attention: Jaikisoon Sanichar
                            Telephone:        (212) 282-4061
                            Telefacsimile:    (212) 282-4478

                            Wire Transfer Instructions:
                            The Industrial Bank of Japan, Limited, New York
                            Branch
                            ABA# 026-008-345
                            Account No.: N/A
                            Reference: OMNOVA Solutions Inc.
                            Attention: Credit Administration Department


                            Signature Page 12 of 15

                            MELLON BANK, N.A.


                            By:      /s/ Mark F. Johnston
                                     -----------------------------------
                            Name:    Mark F. Johnston
                                     -----------------------------------
                            Title:   Vice President
                                     -----------------------------------


                            Lending Office for Base Rate Loans:
                            Mellon Bank, N.A.
                            Three Mellon Bank Center
                            Pittsburgh, Pennsylvania
                            Attention: Lloyd Martin, Loan Administrator
                            Telephone:        (412) 234-9448
                            Telefacsimile:    (412) 209-6138

                            Wire Transfer Instructions:
                            Mellon Bank, N.A.
                            ABA# 043000261
                            Account No.: 990873800
                            Reference: OMNOVA Solutions
                            Attention:  Loan Administration


                            Lending Office for Eurodollar Rate Loans:
                            Mellon Bank, N.A.
                            Three Mellon Bank Center
                            Pittsburgh, Pennsylvania
                            Attention: Lloyd Martin, Loan Administrator
                            Telephone:        (412) 234-9448
                            Telefacsimile:    (412) 209-6138

                            Wire Transfer Instructions:
                            Mellon Bank, N.A.
                            ABA# 043000261
                            Account No.: 990873800
                            Reference: OMNOVA Solutions
                            Attention:  Loan Administration


                            Signature Page 13 of 15

                            THE NORTHERN TRUST COMPANY

                            By:      /s/ Roger McDougal
                                     -----------------------------------
                            Name:    Roger McDougal
                                     -----------------------------------
                            Title:   Second Vice President
                                     -----------------------------------


                            Lending Office for Base Rate Loans:
                            The Northern Trust Company
                            50 South LaSalle
                            Chicago, Illinois  60675
                            Attention: Linda Honda
                            Telephone:     (312) 444-4715
                            Telefacsimile: (312) 630-1566

                            Wire Transfer Instructions:
                            The Northern Trust Company
                            ABA# 071000152
                            Account No.: 518640000
                            Reference: OMNOVA Solutions Inc.
                            Attention: Commercial Loan Department


                            Lending Office for Eurodollar Rate Loans:
                            The Northern Trust Company
                            50 South LaSalle
                            Chicago, Illinois  60675
                            Attention: Linda Honda
                            Telephone:     (312) 444-4715
                            Telefacsimile: (312) 630-1566

                            Wire Transfer Instructions:
                            The Northern Trust Company
                            ABA# 071000152
                            Account No.: 518640000
                            Reference: OMNOVA Solutions Inc.
                            Attention: Commercial Loan Department



                            Signature Page 14 of 15

                            SUMITOMO MITSUI BANKING CORPORATION


                            By:      /s/ John H. Kemper
                                     -----------------------------------
                            Name:    John H. Kemper
                                     -----------------------------------
                            Title:   Senior Vice President
                                     -----------------------------------


                            Lending Office for Base Rate Loans:
                            Sumitomo Mitsui Banking Corporation
                            277 Park Avenue
                            New York, New York 10172
                            Attention:     Noel Swift
                            Telephone:     (212) 224-4328
                            Telefacsimile: (212) 224-5197

                            Wire Transfer Instructions:
                            Citibank, N.A. New York
                            ABA# 021000089
                            Account No.: 36023837
                            For the Account of: Sumitomo Mitsui Banking
                                                Corporation
                            Attention: Loan Operations
                            Reference: OMNOVA Solutions Inc.

                            Lending Office for Eurodollar Rate Loans:
                            Sumitomo Mitsui Banking Corporation
                            277 Park Avenue
                            New York, New York 10172
                            Attention:     Noel Swift
                            Telephone:     (212) 224-4328
                            Telefacsimile: (212) 224-5197

                            Wire Transfer Instructions:
                            Citibank, N.A. New York
                            ABA# 021000089
                            Account No.: 36023837
                            For the Account of: Sumitomo Mitsui Banking
                                                Corporation
                            Attention: Loan Operations
                            Reference: OMNOVA Solutions Inc.


                            Signature Page 15 of 15